UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

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# NOTICE OF 2019 ANNUAL MEETING AND PROXY STATEMENT

Broadridge®

5 Dakota Drive
Lake Success, New York 11042

Dear Stockholders

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc. Our 2019 Annual Meeting will be held on Thursday, November 14, 2019, at 9:00 a.m. Eastern Time.

This is our eleventh completely virtual meeting of stockholders. You will be able to attend the 2019 Annual Meeting online, vote, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BR19.

At the meeting, our stockholders will elect our Board of Directors and vote on several other important items. I will report on our fiscal year 2019 financial performance at the meeting, and the members of the Board and I will also answer questions from our stockholders.

As I near the end of my first year as Chief Executive Officer of Broadridge, I am more excited than ever about Broadridge’s prospects to create growing, long-term and sustainable value for our clients, associates, stockholders, as well as the tens of millions around the globe who benefit from our solutions. We are grateful to Rich Daly for his significant contributions throughout his 12 years of strong leadership as Chief Executive Officer. Because of his leadership, our fiscal year 2019 results build on the solid foundation we laid over the years and position us to continue to succeed in the future. I look forward to Rich’s continuing leadership as Executive Chairman of the Board.

In June, Amit Zavery joined our Board as an independent director. Amit is currently the Head of Platform for Google Cloud at Google after having spent over 20 years at Oracle Corporation. He brings extensive technology expertise to the Board which will provide valuable insight into the needs of our clients and the industry. With Amit’s election, I am proud to note that two of our three most recent new directors are women or ethnically diverse individuals.

The Chair of our Governance and Nominating Committee, Stuart Levine, will retire from the Board effective as of the 2019 Annual Meeting. Stuart has been a member of our Board since we became a public company in 2007. We thank him for his many years of exemplary service.

Whether or not you plan to attend the 2019 Annual Meeting, please read our 2019 Proxy Statement for important information on each of the proposals, and our practices in the areas of corporate governance and executive compensation. Our 2019 Annual Report to Stockholders contains information about our financial performance.

Please provide your voting instructions by telephone or the Internet, or by returning a proxy card or voting instruction form. Your vote is important to us and our business and we strongly urge you to cast your vote.

I look forward to my first annual meeting as Chief Executive Officer, and I hope you will join us to hear more about Broadridge.

Sincerely,

Timothy C. Gokey
Chief Executive Officer

Lake Success, New York
October 2, 2019

5 Dakota Drive
Lake Success, New York 11042

Notice of Annual Meeting of Stockholders

The 2019 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., a Delaware corporation, will be held on Thursday, November 14, 2019, at 9:00 a.m. Eastern Time.

You can attend the 2019 Annual Meeting online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BR19. Be sure to have the Control Number we have provided to you to join the meeting.

At the meeting, stockholders will be asked to vote on the following:
•	Election of 10 nominees to the Board of Directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified
•	Advisory vote to approve the compensation of our Named Executive Officers
•	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2020
•	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof

Stockholders of record at the close of business on September 19, 2019 are entitled to vote at the 2019 Annual Meeting.

We began distributing a Notice of Internet Availability of Proxy Materials, the 2019 Proxy Statement, the 2019 Annual Report to Stockholders, and proxy card/voting instruction form, as applicable, to stockholders on October 2, 2019.

By Order of the Board of Directors,

Maria Allen
Secretary

Lake Success, New York
October 2, 2019

Broadridge 2019 Proxy Statement     i

ii     Broadridge 2019 Proxy Statement

Proxy Statement for Annual Meeting of Stockholders

This Proxy Statement is furnished to the stockholders of Broadridge Financial Solutions, Inc. (the “Company” or “Broadridge”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the 2019 Annual Meeting of Stockholders of the Company (the “2019 Annual Meeting” or the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting of Stockholders

•	Time and Date	9:00 a.m. Eastern Time, November 14, 2019
•	Attend Virtual Meeting	www.virtualshareholdermeeting.com/BR19
•	Record Date	September 19, 2019
•	Voting
Stockholders as of the Record Date are entitled to vote. Each share of the Company’s common stock, par value $0.01 per share (the “Common Stock”) is entitled to one vote for each director nominee and one vote for each of the other proposals. There is no cumulative voting.

The Annual Meeting will be a completely virtual meeting. You will be able to attend online, vote, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19.

Voting Information

We hope you will exercise your rights and fully participate as a stockholder. It is very important that you vote to play a part in the future of our Company. You do not need to attend the Annual Meeting to vote your shares.

If you hold your shares through a broker, bank or nominee, your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the appointment of our independent registered public accountants for fiscal year 2020), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares by telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or nominee before the date of the Annual Meeting.

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

		More information	Board’s recommendation	Broker discretionary voting allowed?	Abstentions and Broker Non-Votes	Votes required for approval
PROPOSAL 1	Election of Directors	Page 11	FOR each Nominee	No	Do not count for all three proposals (no effect)	Majority of votes cast required for all three proposals
PROPOSAL 2	Advisory Vote to Approve the Compensation of our Named Executive Officers	Page 38	FOR	No
PROPOSAL 3	Ratification of Appointment of Independent Registered Public Accountants for fiscal year 2020	Page 79	FOR	Yes

Broadridge 2019 Proxy Statement     1

Vote Right Away

Advance Voting Methods and Deadlines

Even if you plan to attend our virtual Annual Meeting, please read this Proxy Statement with care and vote right away using one of the following methods.

BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY INTERNET USING YOUR TABLET OR SMARTPHONE	IF YOU RECEIVED YOUR PROXY MATERIALS BY MAIL, BY MAILING YOUR PROXY CARD

Registered Owners Visit 24/7 www.proxyvote.com/BR	Registered Owners in the U.S. or Canada dial toll-free 24/7 1-800-690-6903	Scan this QR code 24/7 to vote with your mobile device (may require free software)	Cast your ballot, sign your proxy card and send by free post
You will need the Control Number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

The telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on November 13, 2019.

If your shares are held in a brokerage account or by a bank or other nominee, your ability to vote by telephone or the Internet depends on your broker’s voting process. Please follow the directions provided to you by your broker, bank or nominee.

Voting During the Annual Meeting

You may also vote during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19 and following the instructions. You will need the Control Number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Questions and Answers About the Annual Meeting and Voting

Please see the section entitled “About the Annual Meeting and These Proxy Materials” beginning on page 82 for answers to common questions on the rules and procedures about the proxy and annual meeting process.

2     Broadridge 2019 Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Board Nominees (page 12)

The following table provides summary information about each Board nominee. Each director stands for election annually. Detailed information about each nominee’s background, skill set and areas of experience can be found beginning on page 12 of this Proxy Statement.

Director Name	Primary Occupation	Independent	Director Since
Leslie A. Brun	Chairman and Chief Executive Officer, SARR Group, LLC	Yes(1)	2007
Pamela L. Carter	Retired President, Cummins Distribution Business, a division of Cummins Inc.	Yes	2017
Richard J. Daly	Executive Chairman, Broadridge	No(2)	2007
Robert N. Duelks	Former Executive, Accenture plc	Yes	2009
Timothy C. Gokey	President and Chief Executive Officer, Broadridge	No(3)	2019
Brett A. Keller	Chief Executive Officer, priceline.com LLC	Yes	2015
Maura A. Markus	Former President and Chief Operating Officer, Bank of the West	Yes	2013
Thomas J. Perna	Chairman of the Board of Trustees, Amundi Pioneer Mutual Fund Group	Yes	2009
Alan J. Weber	Chief Executive Officer, Weber Group LLC	Yes	2007
Amit K. Zavery	Head of Platform for Google Cloud, Google	Yes	2019
(1)	Mr. Brun served as our Chairman of the Board through January 2, 2019 and he currently serves as our Lead Independent Director.
(2)	Broadridge Management. Mr. Daly served as our Chief Executive Officer through January 2, 2019 and he currently serves as our Executive Chairman.
(3)	Broadridge Management. Mr. Gokey was appointed our Chief Executive Officer effective January 2, 2019.

The following matrix provides information regarding our Board nominees, including certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors which our Board believes are relevant to our business and industry. While our Governance and Nominating Committee considers the knowledge, skills, experiences and attributes listed below in the director nomination process, the matrix does not encompass all of the knowledge, skills, experiences or attributes of our Board nominees, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a Board nominee does not possess it. In addition, our Governance and Nominating Committee retains the right to modify such knowledge, skills, experiences and attributes it considers in the Board nomination process from time to time as it deems appropriate.

Broadridge 2019 Proxy Statement     3

Proxy Summary

Board Nominee Information Matrix

Knowledge, Skills and Experience	Leslie A. Brun	Pamela L. Carter	Richard J. Daly	Robert N. Duelks	Timothy C. Gokey	Brett A. Keller	Maura A. Markus	Thomas J. Perna	Alan J. Weber	Amit K. Zavery
Independence	•	•		•		•	•	•	•	•
Other Public Company Board Experience	•	•	•		•		•	•	•
Financial Services	•	•	•	•	•		•	•	•
Technology	•		•	•	•	•		•	•	•
Financial Expertise/Literacy	•	•	•	•	•	•	•	•	•	•
Executive Experience	•	•	•	•	•	•	•	•	•	•
Sales/Marketing			•	•	•	•	•	•		•
International Business Experience	•	•	•	•	•	•	•	•	•	•
Corporate Governance	•	•	•					•
Legal/Regulatory/ Government		•	•					•
Associations/Public Policy		•					•	•
Demographics
Age(1)	67	70	66	64	58	51	62	68	70	48
Ethnically or Gender Diverse	•	•					•			•
Board Nominee Tenure (average tenure 6.8 years)
Years	12	2	12	10	0	4	6	10	12	0
(1)	As of October 2, 2019.

Independence: “Independent” pursuant to the applicable rules of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”).

Other Public Company Board Experience: Experience is important in understanding the various and complex reporting responsibilities of public reporting companies and understanding corporate governance trends and commonly faced issues of public companies.

Financial Services: Experience assists our directors in understanding and reviewing our business and strategy and providing insight into our financial services clients.

Technology: Experience is important in understanding our business and strategy and providing insight into the needs of our clients and target markets.

Financial Expertise/Literacy: Experience assists our directors in understanding, monitoring and overseeing our financial reporting and internal controls and understanding our operating and strategic performance.

Sales/Marketing: Experience is important in understanding our business and strategy and relevant in identifying and developing the markets for our products and services.

International Business Experience: Experience operating in a global context by managing international enterprises, residence abroad, and studying other cultures enables oversight of how the Company navigates a global marketplace, and helps the Board understand diverse business environments, economic conditions and cultures and assess global business opportunities.

Corporate Governance: Experience supports our goals of strong Board and management accountability, transparency, protection of stockholder interests and provides insight into developing practices consistent with our commitment to excellence in corporate governance.

Legal/Regulatory/Government: Experience assists our directors in understanding and reviewing the context in which our services are provided and supports our Board’s oversight of our regulated businesses.

Associations/Public Policy: Experience supports our Board’s oversight in analyzing public policy and regulation relevant to the Company’s business and operations.

4     Broadridge 2019 Proxy Statement

Proxy Summary

Our Corporate Governance Policies Reflect Best Practices (page 22)

The Company believes good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Company and its stockholders. The Board of Directors monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of stockholder interests.

The following table summarizes certain corporate governance practices and facts including certain highlighted enhancements approved in 2019:

Board of Directors	Executive Compensation
 •    Strong Independent Board Leadership

 •    Majority Independent Directors – 8 of the 10
      Director Nominees are Independent

 •    Annual Election of Directors by Majority of Votes
      Cast

 ➤  Required to Offer to Resign if Do Not Receive
      Majority of Votes Cast

 •    Robust Stock Ownership Guidelines and Holding
      Period Requirements

 •    Annual Board and Committee Evaluation Process

 •    Mandatory Retirement Age of 72

 ➤  Annual Board Compensation Limits

 ➤  Audit Committee Members Cannot Serve on
      More Than Three Public Company Audit
      Committees

 •    Expected to Attend the Annual Meeting of
      Stockholders

 •    Lead Independent Director Available to Major
      Stockholders

 •    Annual Say on Pay Stockholder Vote

 •    Clawback Policy

 •    Prohibition on Hedging, Pledging and Short Sales
      of our Securities

 •    Double-trigger Change in Control Plan Requires
      Termination Following Change in Control

 •    No Repricing or Discount Stock Options

 •    No Dividends or Dividend Equivalents on
      Unvested Equity Awards

 •    Robust Stock Ownership Guidelines and
      Retention and Holding Period Requirements

 •    No Employment Agreements

 •    No Excise Tax Gross-ups

 •    Restrictive Covenant Agreements

 •    Modest Perquisites

 •    Significant Portion of Named Executive Officers’
      Target Direct Compensation is
      Performance-based

Stockholder Rights
• Proxy Access • No Poison Pill ➤ Stockholders Owning 20% of the Voting Power of Outstanding Shares of Common Stock are able to Call Special Meeting

Broadridge 2019 Proxy Statement     5

Proxy Summary

Corporate Social Responsibility (page 30)

At Broadridge, we enable better financial lives by powering investing, governance and communications for our clients, their customers and the financial services industry. However, our commitment does not stop there. We also do our best to create a better world by empowering our associates, supporting our communities and reducing the environmental impact of our operations. This is what drives our corporate social responsibility (“CSR”) initiatives and why we are focused on doing well by doing good.

Our CSR framework includes investment in our communities, promoting inclusion and diversity across our organization and among our partners and vendors, combatting slavery and human trafficking in our operations and supply chains, and promoting a sustainable environment through efficient business initiatives and alternatives all of which benefit our clients, stakeholders and associates. Through this CSR framework, we find meaningful ways to engage with our communities and further our commitment to conducting our business with uncompromising honesty and integrity.

At the heart of our CSR efforts is the Broadridge Foundation, the Company’s charitable foundation (the “Broadridge Foundation”), through which we direct resources to charitable causes and develop community-focused action plans with a special focus on education of at-risk youth. We also enable our associates’ community service efforts by providing Broadridge associates with paid days for volunteer service and by matching the charitable donations of every Broadridge associate.

Pay is Aligned to Company Performance (page 40)

Broadridge’s compensation programs are designed to align the interests of our executives with the interests of our stockholders. For this reason, the mix of compensation elements for the Named Executive Officers (“Named Executive Officers” or “NEOs”) listed in the Summary Compensation table on page 63 of this Proxy Statement, and particularly for the CEO, is heavily weighted towards variable, performance-based compensation.

In line with the Company’s strong overall financial performance in fiscal year 2019, including record closed sales performance, the annual cash incentive payments for the Named Executive Officers ranged from 111% to 120% of their targets. In addition, because of our strong earnings per share (“EPS”) performance in fiscal years 2018 and 2019, performance-based restricted stock unit (“RSU”) awards were earned at 120% of their target amounts.

The total direct compensation (“TDC”) of the Named Executive Officers increased in fiscal year 2019 due to the short-term cash incentive payouts reflecting the Company’s performance in fiscal year 2019. In addition, in some cases, based on executive performance in the prior fiscal year, TDC targets were increased for fiscal year 2019.

Select Performance Highlights (page 41)

For more complete information about our financial performance, please review the Company’s annual report for the fiscal year ended June 30, 2019 on Form 10-K (the “2019 Form 10-K”).

Fiscal Year 2019 CEO Transition

On September 11, 2018, the Board of Directors appointed Timothy C. Gokey to succeed Richard J. Daly as our Chief Executive Officer (the “CEO”) effective on January 2, 2019. As part of the transition, the Board appointed Mr. Daly to serve as our Executive Chairman. The Board believes Mr. Daly’s service as Executive Chairman will enhance management continuity and provide a valuable resource for Mr. Gokey in his role as CEO. Given that Mr. Daly is not an independent director under applicable NYSE and SEC rules, the Board appointed Leslie A. Brun as Lead Independent Director to continue the strong leadership of independent directors. For more information about the CEO transition, see page 22 of this Proxy Statement.

Business Highlights

In fiscal year 2019, we achieved another year of strong financial performance, including record closed sales results. These strong financial results enabled the Company to generate total shareholder return of 13% for the one-year period ended June 30, 2019, and total shareholder return of 27% for the three-year period ended June 30, 2019, resulting in performance within the top quartile of companies in the S&P 500® over the three-year period.

6     Broadridge 2019 Proxy Statement

Proxy Summary

# Company Performance Snapshot

## Financial Highlights

*(dollars in millions, except per share amounts)*

GAAP | Non-GAAP Adjusted[1] | Compensation Adjusted[2]

### Total Revenues

$4,330
$4,362
+1%
'18
'19

### Recurring Fee Revenues

$2,610
$2,759
+6%
'18
'19

### Closed Sales

$215
$233
+9%
'18
'19

### Earnings Before Income Taxes ("*EBT*")

$561
$607
+8%
$646
$701
+9%
$640
$712
+11%
'18
'19

### Fee-Based Revenues

$2,817
$2,901
+3%
$2,785
$2,933
+5%
'18
'19

### EPS

$3.56
$4.06
+14%
$4.19
$4.66
+11%
$3.76
$4.08
+9%
'18
'19

(1) Note that the adjusted measures presented in this section are not presented in accordance with U.S. generally accepted accounting principles ("*Non-GAAP*"). For information on the Company's use of Non-GAAP financial measures, see "Non-GAAP Financial Measures" on page 61 of this Proxy Statement.

(2) Our performance-based compensation uses Non-GAAP financial measures that are further adjusted as set forth in the 2018 Omnibus Award Plan. We refer to these measures as "Compensation Adjusted" measures. For information on the Company's use of Compensation Adjusted metrics, see pages 61-62 of this Proxy Statement.

## Strong Capital Return to Stockholders

**$969 million** returned to stockholders through dividends and share repurchases in fiscal years 2018 and 2019

*(dollars in millions)*

$391
$225
$166
$578
$367
+48%
$211
2018
2019
Dividends
Share Repurchases

## Acquisitions

**$552 million** invested in acquisitions in fiscal years 2018 and 2019

*(dollars in millions)*

$153
$398
2018
2019

**2019**

**TDA Custody and Trust Assets**
Trust and custody assets

**RPM Technologies**
Canadian provider of enterprise wealth management software solutions

**ROCKALL**
Securities-based lending and collateral management solutions

**2018**

**MackayWilliams**
Data and research provider for European funds

**Morningstar, Inc.'s 15(c) Services**
Investment management and compliance solutions

**SPENCE JOHNSON**
Institutional data, market intelligence, analytics, and consulting services to asset management firms

**FundAssist**
Regulatory and disclosure document management

**SUMMIT**
Full-service financial document management solutions

**activepath**
Digital technology solutions

Broadridge 2019 Proxy Statement     7

Proxy Summary

Target Compensation for Named Executive Officers (pages 43-45)

CEO Transition Pay Decisions

In connection with the 2019 CEO transition, in November 2018, the Board approved several changes to the fiscal years 2019 and 2020 compensation of Mr. Gokey and Mr. Daly to reflect their new roles. For more information about these decisions, see page 43 of this Proxy Statement.

Summaries of the fiscal years 2019 and 2020 target TDC of the CEO and Executive Chairman reflecting the CEO transition and the fiscal year 2019 target TDC of the other Named Executive Officers, as approved by the Compensation Committee, are set forth in the tables below. The compensation presented in these tables differs from the compensation presented in the Summary Compensation table, which can be found on page 63 of this Proxy Statement, and is not a substitute for such information.

Summary of Fiscal Years 2019 and 2020 CEO and Executive Chairman Target TDC

		Base Salary		Annual Cash Incentive			Annual Equity Incentive
Name	Year	Annual Value	Fixed Cash as % of Target TDC	Cash Incentive Target as % of Base	Target Value	Cash Incentive Target as % of Target TDC	Target Value	Equity as % of Target TDC	Target TDC

Timothy C. Gokey	FY20	$900,000	11%	150%	$1,350,000	16%	$6,100,000	73%	$8,350,000
	FY19(1)	$875,000	15%	140%	$1,225,000	21%	$3,675,000	64%	$5,775,000
Richard J. Daly	FY20	$750,000	17%	125%	$937,500	21%	$2,812,500	63%	$4,500,000
	FY19(2)	$750,000	8%	145%	$1,087,500	12%	$7,000,000	79%	$8,837,500
(1)	Mr. Gokey’s compensation was increased upon his promotion to the role of CEO effective on January 2, 2019. The fiscal year 2019 salary above is his annual base salary rate as of June 30, 2019. His fiscal year 2019 cash incentive award was pro-rated based on the portion of the year that he served as COO and the portion he served as CEO. Due to his change in role in the middle of fiscal year 2019, Mr. Gokey’s annual performance-based RSU award was granted in October 2018 at his COO target award level and his annual stock option award was granted in February 2019 at his CEO target award level. He also received a one-time performance-based RSU grant with a target value of $806,250 in November 2018 in connection with his promotion that is not included in the table above. See page 56 of this Proxy Statement for additional details.
(2)	Mr. Daly’s base salary and cash incentive target compensation were decreased upon his change of role to Executive Chairman effective on January 2, 2019. The fiscal year 2019 salary above is his annual base salary rate as of June 30, 2019. His fiscal year 2019 cash incentive target was pro-rated based on the portion of the year he served as CEO and the portion he served as Executive Chairman. See page 54 of this Proxy Statement for additional information.

Summary of Fiscal Year 2019 Other NEO Target TDC

	Base Salary		Annual Cash Incentive			Annual Equity Incentive
Name	Annual Value	Fixed Cash as % of Target TDC	Cash Incentive Target as % of Base	Target Value	Cash Incentive Target as % of Target TDC	Target Value	Equity as % of Target TDC	Target TDC

James M. Young	$590,892	19%	90%	$531,803	17%	$1,950,000	63%	$3,072,695
Christopher J. Perry(1)	$619,030	26%	140%	$866,642	36%	$890,000	37%	$2,375,672
Robert Schifellite	$612,670	23%	115%	$704,570	27%	$1,333,000	50%	$2,650,240
Adam D. Amsterdam	$493,985	26%	80%	$395,188	21%	$981,000	52%	$1,870,173
(1)	In addition to the annual performance-based RSU grant in October 2018, Mr. Perry received a special time-based RSU award in February 2019 for retention purposes that is not included in the table above. See page 56 of this Proxy Statement for additional information.

8     Broadridge 2019 Proxy Statement

Proxy Summary

Significant Variable Compensation to Align with Stockholder Interests (page 46)

A significant portion of the CEO’s and other Named Executive Officers’ target TDC is variable, performance-based compensation. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held most accountable for results and to align the interests of our executives with the interests of our stockholders.

(1)	Other NEO Target TDC is an average of the annualized total compensation of Mr. Young, Mr. Perry, Mr. Schifellite, and Mr. Amsterdam.

Actual Performance-Based Compensation Earned by Named Executive Officers (page 46)

As a result of the Company’s strong financial performance in fiscal year 2019, the Named Executive Officers earned the following performance-based cash incentive award and long-term equity incentive award payouts reflecting the Company’s performance (excluding stock options).

	Cash Incentive			Long-Term Incentive
Name	Cash Incentive Target ($)	Achievement as a % of Target	Cash Incentive Payout ($)	Target $ at Time of Grant	Target Units Granted October 1, 2017	LTI Achievement (%)	LTI Units Vesting April 1, 2020	RSUs Vesting (as of June 28, 2019)(1) ($)

Timothy C. Gokey	$1,225,000	117.1%	$1,434,109	$975,000	12,813	120%	15,375	$1,963,080
Richard J. Daly	$1,087,500	117.1%	$1,273,136	$3,000,000	39,426	120%	47,311	$6,040,668
James M. Young	$531,803	115.8%	$615,934	$825,000	10,842	120%	13,010	$1,661,117
Christopher J. Perry	$866,642	119.6%	$1,036,590	$350,000	4,599	120%	5,518	$704,538
Robert Schifellite	$704,570	115.6%	$814,149	$500,000	6,571	120%	7,885	$1,006,757
Adam D. Amsterdam	$395,188	110.8%	$437,948	$350,000	4,599	120%	5,518	$704,538
(1)	Based on the closing price of our Common Stock of $127.68 per share on June 28, 2019, which was the last trading day of fiscal year 2019.

Broadridge 2019 Proxy Statement     9

Proxy Summary

Response to Say on Pay Advisory Vote (page 38)

Each year, the Company provides stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers (the “Say on Pay Vote”). At the 2018 annual meeting of stockholders (the “2018 Annual Meeting”), stockholders continued their strong support of our executive compensation program with approximately 95% of the votes cast in favor of the proposal (excluding broker non-votes). Based on the outcome of the annual Say on Pay Vote, the Compensation Committee believes that the Company’s current executive compensation program is aligned with the interests of the Company’s stockholders. Accordingly, the Compensation Committee decided to retain the core elements and pay-for-performance design of our executive compensation program for fiscal year 2019.

The Compensation Committee will continue to consider the outcome of the Say on Pay Vote and the views of our stockholders when making future compensation decisions for the Named Executive Officers.

Ratification of Independent Registered Public Accountants (page 79)

We ask our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2020. Below is summary information about Deloitte & Touche LLP’s fees for fiscal years 2019 and 2018.

	Fiscal Years ended June 30,
Type of Fees ($ in thousands)	2019	2018
Audit Fees(1)	$4,582	$4,771
Audit-Related Fees(2)	4,429	4,187
Tax Fees(3)	352	671
All Other Fees(4)	—	—
Total Fees(5)	$9,362	$9,629
(1)	Audit Fees include professional services and expenses with respect to the audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2019 included in the 2019 Form 10-K (the “2019 Consolidated Financial Statements”) as well as the audit of the Company’s internal control over financial reporting, the reviews of financial statements included in its quarterly reports on Form 10-Q, and services in connection with statutory and regulatory filings (including those statutory audits performed on the Company’s operations located outside of the U.S.).
(2)	Audit-Related Fees include professional services performed for our clients’ benefit on the design and/or effectiveness of the Company’s internal controls relative to the services the Company performs for its clients, and reviews of compliance with performance criteria established by the Company for the services the Company performs for its clients.
(3)	Tax Fees include general tax services such as consulting on various tax projects or tax audits, preparing certain tax analyses and information reports included in various income tax return filings as well as filing with both the U.S. and Canadian tax authorities the intercompany cross border documentation requirements as part of the U.S. and Canada advance pricing agreement.
(4)	All Other Fees include any fees not included in the Audit, Audit-Related, or Tax Fees categories.
(5)	Amounts may not sum due to rounding.

10     Broadridge 2019 Proxy Statement

Proposal 1 — Election of Directors

Upon the recommendation of the Governance and Nominating Committee, our Board has nominated the 10 directors identified on the following pages for election at the 2019 Annual Meeting. Each nominee has consented to be nominated and, if elected, to serve on the Board until the next annual meeting of stockholders and until their successors are elected and qualified or until their death, resignation, retirement or removal.

All of the nominees are currently Broadridge directors who were elected by stockholders at the 2018 Annual Meeting, except for Timothy C. Gokey, who was elected to the Board effective January 2, 2019, and Amit K. Zavery, who was elected to the Board effective June 21, 2019. Stuart R. Levine has reached the age of 72 and, pursuant to our Corporate Governance Principles, will not stand for re-election and will retire from the Board effective as of the 2019 Annual Meeting. Our Board thanks Mr. Levine for his many years of exemplary service.

Directors are elected annually by a majority of the votes cast at the annual meetings of stockholders. In an uncontested election, any incumbent director who fails to receive a majority of the votes cast is required to promptly submit an offer to resign from the Board. The Governance and Nominating Committee will recommend to the Board whether to accept or reject the director’s offer to resign. The Board will act on the offer to resign within 90 days from the date of the certification of election results.

Nominee Qualifications

Under the Company’s Corporate Governance Principles, a majority of the Board must be comprised of directors who are independent based on the applicable rules of the NYSE and the SEC. The NYSE rules provide that the Board is required to affirmatively determine which directors are independent and to disclose such determination for each annual meeting of stockholders. No director will be deemed to be independent unless the Board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, stockholder or partner of an organization that has a relationship with the Company. In its review of director independence, the Board considers all relevant facts and circumstances, including without limitation, all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company in conjunction with the Corporate Governance Principles and Section 303A of the NYSE’s Listed Company Manual (the “NYSE Listing Standards”).

On August 6, 2019, the Board reviewed each director’s relationship with us and affirmatively determined that all of the directors, other than Mr. Gokey and Mr. Daly, are independent under the NYSE Listing Standards. Mr. Gokey and Mr. Daly were determined to not be independent due to their positions as our President and CEO, and our Executive Chairman, respectively.

The Governance and Nominating Committee seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of the Company’s businesses, particularly industries that Broadridge serves. Broadridge is a global financial technology leader and part of the S&P 500, providing investor communications and technology-driven solutions to banks, broker-dealers, asset and wealth managers and corporate issuers. With over 50 years of experience, including over 10 years as an independent public company, we provide financial services firms with advanced, dependable, scalable and cost-effective integrated solutions and an important infrastructure that powers the financial services industry. We serve a large and diverse client base across four client groups: banks/broker- dealers, asset management firms/mutual funds, corporate issuers and wealth management firms. Our clients in the financial services industry include retail and institutional brokerage firms, global banks, mutual funds, asset managers, insurance companies, annuity companies, institutional investors, specialty trading firms, clearing firms, third-party administrators, hedge funds, and financial advisors. Our corporate issuer clients are typically publicly held companies. In addition to financial services firms, our Customer Communications business also serves companies in the healthcare, insurance, consumer finance, telecommunications, utilities, and other service industries.

Our directors’ skills, expertise, background and experiences encompass the areas of banking and financial services, technology, and providers of services to the financial services industry, all of which are areas important to our Company’s businesses and strategy.

The biographies of the director nominees are set forth below. They contain information regarding the individual’s service as a director of the Company, business experience, public company director positions held currently or any time in the past five years, and the experiences, qualifications, attributes or skills that caused the Board to determine that such individual should serve as a director of the Company.

Each of the director nominees for election at the 2019 Annual Meeting holds or has held senior executive positions in large, complex organizations, and many hold or have held the role of chief executive officer. This experience

Broadridge 2019 Proxy Statement      11

Proposal 1 — Election of Directors

demonstrates their ability to perform at the highest levels. In these positions, they have gained experience in core business skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and marketing. This experience enables them to provide sound judgment concerning the issues facing a large public corporation in today’s environment, provide oversight of these areas at the Company and evaluate our performance.

The Governance and Nominating Committee also believes that each of the nominees has other key attributes that are important to an effective board of directors, including wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with established organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy. The Governance and Nominating Committee takes diversity into account in determining the Company’s slate of nominees and believes that, as a group, the director nominees bring a diverse range of perspectives to the Board’s deliberations. In addition, two of our three most recently elected directors, and four of our eight independent director nominees are women or ethnically diverse individuals.

In addition to the above, the Governance and Nominating Committee considered the specific experience described in the biographical details that follow in determining to nominate the individuals set forth below for election as directors. For more information on the process undertaken by the Governance and Nominating Committee in recommending qualified director candidates to the Board, see the “Corporate Governance–Director Nomination Process” section on page 25 of this Proxy Statement.

Information About the Nominees

Leslie A. Brun

Age 67, is our Lead Independent Director since 2019 and has been a member of our Board since 2007. Mr. Brun served as our Chairman of the Board from 2011 to 2019.

Lead Independent Director

Mr. Brun has been the Chairman and Chief Executive Officer of SARR Group, LLC, an investment holding company, since 2006. He is currently Senior Advisor of G100 Companies, a unique business partnership that combines the world’s best C-level learning communities with premier professional services firms. From 2011 to 2013, he was a Managing Director at CCMP Capital, a global private equity firm. Previously, from 1991 to 2005, Mr. Brun served as founder, Chairman and Chief Executive Officer of Hamilton Lane Advisors, a private markets investment firm. From 1988 to 1990, he served as co-founder and Managing Director of the investment banking group of Fidelity Bank. Mr. Brun is a former trustee of Widener University, the University at Buffalo Foundation, Inc. and The Episcopal Academy in Merion, Pennsylvania.

Specific Experience, Qualifications, Attributes or Skills:

•	Extensive finance, management, and financial advisory experience
•	Operating, executive and management experience, including as chief executive officer of an investment holding company
•	Financial expertise and financial literacy
•	Financial services and technology industry experience and knowledge
•	International business experience
•	Corporate governance experience

Other Public Company Directorships:

Current

•	CDK Global, Inc., Non-Executive Chairman (since 2014)
•	Merck & Co., Inc.

➤  Director (since 2008)

➤  Lead Independent Director (since 2014)

•	Corning, Inc., Director (since 2018)

Former

•	Automatic Data Processing, Inc. (“ADP”)

➤  Director (2003-2015)

➤  Chairman of the Board of Directors
      (2007-2015)

•	Hewlett Packard Enterprise Company, Director (2015-2018)

12     Broadridge 2019 Proxy Statement

Proposal 1 — Election of Directors

Pamela L. Carter

Age 70, is the Chair and a member of the Audit Committee and a member of the Governance and Nominating Committee. Ms. Carter has been a member of our Board since 2017.

Independent Director

Ms. Carter is the retired President of Cummins Distribution Business, a division of Cummins Inc., a global manufacturer of diesel engines and related technologies. She assumed that role in 2008 and served in that position until she retired in 2015. She previously served as President – Cummins Filtration, then as Vice President and General Manager of Europe, Middle East and Africa business and operations for Cummins Inc. since 1999. Ms. Carter served as Vice President and General Counsel of Cummins Inc. from 1997 to 1999. Prior to joining Cummins Inc., she served as the Attorney General for the State of Indiana from 1993 to 1997. In 2010, Ms. Carter was appointed to the Export-Import Bank of the U.S. Sub-Saharan Africa Advisory Council.

Specific Experience, Qualifications, Attributes or Skills:

•	Extensive global management, operational and executive experience
•	Financial services experience
•	Financial expertise and financial literacy
•	International business experience
•	Corporate governance experience
•	Legal/regulatory/government experience
•	Association/public policy experience

Other Public Company Directorships:

Current

•	Enbridge Inc., Director (since 2017)
•	CSX Corp., Director (since 2010)
•	Hewlett Packard Enterprise Company, Director (since 2015)

Former

•	Spectra Energy Corp., Director (2007-2017)

Richard J. Daly

Age 66, is our Executive Chairman since 2019 and has been a member of our Board since 2007.

Management

Mr. Daly served as our CEO from 2007 to 2019, and as our President from 2014 to 2017. Prior to the 2007 spin-off of Broadridge from ADP, Mr. Daly served as Group President of the Brokerage Services Group of ADP (“BSG”), as a member of the Executive Committee and a Corporate Officer of ADP since June 1996. In his role as President at ADP, he shared the responsibility of running BSG and was directly responsible for our Investor Communication Solutions (“ICS”) business, Broadridge’s largest business. Mr. Daly joined ADP in 1989, as Senior Vice President of BSG, following ADP’s acquisition of the proxy services business he founded. He is a member of the Advisory Board of the National Association of Corporate Directors, and the Board of Directors of the SIFMA Foundation.

Specific Experience, Qualifications, Attributes or Skills:

•	Former CEO experience brings unique perspective and insights into the Company, including its businesses, relationships, competitive, financial and regulatory positioning, senior leadership and strategic opportunities and challenges
•	Founder of the ICS business
•	Extensive financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience
•	Corporate governance experience

Other Public Company Directorships:

Former

•	The ADT Corporation, Director (2014-2016)

Broadridge 2019 Proxy Statement      13

Proposal 1 — Election of Directors

Robert N. Duelks

Age 64, is a member of the Audit Committee and the Compensation Committee. Mr. Duelks has been a member of our Board since 2009.

Independent Director

Mr. Duelks is a former executive of Accenture plc, having served for 27 years in various capacities until his retirement in 2006. Throughout his tenure at Accenture, Mr. Duelks held multiple roles and had responsibilities, including and ranging from local client service, regional operations management to management of global offerings. While at Accenture, he served on multiple leadership committees, including the Board of Partners, the Management Committee and the Executive and Operating Committee for the Global Financial Services Operating Group. Mr. Duelks has served as an advisor to the senior executives of Tree Zero, a manufacturer of 100% tree free paper products since 2010. He is the former Chairman and a current Emeritus Trustee of Gettysburg College, and he previously served as a member of the Advisory Board for the Business School at Rutgers University.

Specific Experience, Qualifications, Attributes or Skills:

•	Extensive experience in the management and operation of a technology and consulting services business
•	Financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience

Timothy C. Gokey

Age 58, is our CEO and was elected to our Board effective January 2, 2019.

Management

Mr. Gokey succeeded Mr. Daly as CEO in January 2019. Mr. Gokey joined Broadridge in 2010 as Chief Corporate Development Officer and was responsible for the Company’s growth initiatives, including sales and marketing, strategy, mergers and acquisitions, partnerships, and other growth-related activities. In 2017, he was appointed Broadridge’s President and he also served as Broadridge’s Chief Operating Officer (“COO”) from 2012 to 2019. During this time, he was responsible for the operation of all Broadridge’s business units, technology, and operations in India. Prior to joining Broadridge, Mr. Gokey was President of the Retail Tax business at H&R Block from 2004, and he spent 13 years at McKinsey & Company, a global consulting firm, where he led McKinsey’s North American Financial Services Sales and Marketing Practice. He also serves on the board of vestry of St. John’s Episcopal Church, Cold Spring Harbor, New York.

Specific Experience, Qualifications, Attributes or Skills:

•	CEO’s unique perspective and insights into the Company, including its businesses, relationships, competitive and financial positioning, senior leadership and strategic opportunities and challenges
•	Operating, executive and management experience at a major global company
•	Financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience

Other Public Company Directorships:

Current

•	C.H. Robinson Worldwide, Inc., Director (since 2017)

14     Broadridge 2019 Proxy Statement

Proposal 1 — Election of Directors

Brett A. Keller

Age 51, is a member of the Audit Committee. Mr. Keller has been a member of our Board since 2015.

Independent Director

Mr. Keller is the Chief Executive Officer of priceline.com LLC (“priceline.com”), a leading provider of online travel services, and a subsidiary of Booking Holdings, Inc., a position he has held since 2016. Prior to his appointment as Chief Executive Officer, he served as priceline.com’s Chief Operating Officer in 2016, and as its Chief Marketing Officer from 2002 to 2015. Mr. Keller joined priceline.com in 1999 and has played a central role in the company’s evolution. As Chief Operating Officer, he was responsible for all marketing, technology, and product development areas of the business. As Chief Marketing Officer, he oversaw all global and strategic branding, marketing, distribution, product development and customer led data initiatives for priceline.com. Prior to joining priceline.com, Mr. Keller served as a director of online travel services for Cendant, a consumer services holding company. Mr. Keller sits on the National Advisory Council for the Marriott School of Management at Brigham Young University.

Specific Experience, Qualifications, Attributes or Skills:

•	Operating, executive and management experience as a chief executive officer and chief operating officer
•	Extensive experience in global consumer marketing and sales, including branding, communications, online merchandising, and scaled consumer acquisition
•	Digital and technology industry knowledge, including significant management of search engine marketing, social media, affiliate, user interface and user experience design development, big data, and programmatic disciplines
•	Financial expertise and financial literacy
•	International business experience

Maura A. Markus

Age 62, is a member of the Audit Committee and the Compensation Committee. Ms. Markus has been a member of our Board since 2013.

Independent Director

Ms. Markus is the former President and Chief Operating Officer of Bank of the West, a role she held from 2010 through 2014. She is also a former member of the Board of Directors of Bank of the West and BancWest Corporation, and the Bank’s Executive Management Committee. Before joining Bank of the West, Ms. Markus was a 22-year veteran of Citigroup, having most recently served as Head of International Retail Banking in Citibank’s Global Consumer Group. She held a number of additional domestic and international management positions including President, Citibank North America from 2000 to 2007. In this position, she also served as Chairman of Citibank West. Ms. Markus also served as Citibank’s European Sales and Marketing Director in Brussels, Belgium, and as President of Citibank’s consumer business in Greece. Ms. Markus is a former member of The Financial Services Roundtable. She is a member of Year Up Bay Area’s Talent and Opportunity Board and is a trustee for the College of Mount Saint Vincent in New York. Ms. Markus is a former board member of Catholic Charities CYO of San Francisco.

Specific Experience, Qualifications, Attributes or Skills:

•	Operating, executive and management experience, including as chief operating officer of a large financial services company
•	Extensive experience in the financial services industry
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience
•	Associations/public policy experience

Other Public Company Directorships:

Current

•	Stifel Financial Corp., Director (since 2016)

Broadridge 2019 Proxy Statement      15

Proposal 1 — Election of Directors

Thomas J. Perna

Age 68, is a member of the Audit Committee and the Governance and Nominating Committee. Mr. Perna has been a member of our Board since 2009.

Independent Director

Mr. Perna has served as the Chairman of the Board of Trustees of the Amundi Pioneer Mutual Fund Group since 2012. Prior to this appointment, he served as a member of the Board of Trustees of the Pioneer Funds from 2006, overseeing approximately 57 open-end and closed-end investment companies in a mutual fund complex. Mr. Perna joined Quadriserv, Inc., a technology products company in the securities lending industry, in 2005, and served in several roles including as Chairman and Chief Executive Officer until 2014. Previously, Mr. Perna served as Senior Executive Vice President of The Bank of New York, now known as The Bank of New York Mellon, in its Financial Institutions Banking, Asset Servicing and Broker Dealer Services sectors, where he was responsible for over 6,000 employees globally. He also served as a Commissioner on the New Jersey Civil Service Commission from 2011 to 2015. Mr. Perna previously served on the Boards of Directors of the Depository Trust & Clearing Corporation, Euroclear Bank S.A., Euroclear Clearance System PLC, and Omgeo PLC. He is a member of a number of banking and securities industry associations.

Specific Experience, Qualifications, Attributes or Skills:

•	Operating, executive and management experience, including as chief executive officer of a provider of technology products to the securities industry
•	Technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience, including management of a global financial services firm
•	Corporate governance experience
•	Government and regulatory experience
•	Association/public policy experience

Other Public Company Directorships:

Current

•	Amundi Pioneer Mutual Funds, Chairman of the Board of Trustees (since 2006)

Alan J. Weber

Age 70, is the Chair and a member of the Compensation Committee and a member of the Audit Committee. Mr. Weber has been a member of our Board since 2007.

Independent Director

Mr. Weber has served as the Chief Executive Officer of Weber Group LLC, a private investment firm, since 2008. Mr. Weber retired as Chairman and Chief Executive Officer of U.S. Trust Corporation and as a member of the executive committee of the Charles Schwab Corporation in 2005. Previously, he was the Vice Chairman and Chief Financial Officer of Aetna Inc., where he was responsible for corporate strategy, capital management, information technology, investor relations and financial operations. He also held a number of senior level positions at Citibank N.A., where he worked from 1971 to 1998, including as Chairman of Citibank International and Executive Vice President of Citibank. During his tenure at Citibank, Mr. Weber oversaw operations in approximately 30 countries, including assignments in Japan, Italy and Latin America. He is also on the Board of Directors of Street Diligence LLC, a private company and was, until the sale of the company in 2018, the Chairman of the Board of Managers of KGS Holdings, LP. In addition, Mr. Weber serves as a member of the Board of Directors of DCTV, a New York based charitable organization.

Specific Experience, Qualifications, Attributes or Skills:

•	Operating, executive and management experience, including as chief executive officer and chief financial officer of global financial services firms
•	Expertise in finance, financial reporting, compliance and controls
•	Audit Committee Financial Expert
•	Experience in information technology businesses
•	International business experience

Other Public Company Directorships:

Former

•	Diebold Nixdorf Inc., Director (2005-2019)
•	SandRidge Energy, Inc. (2013-2016)

16     Broadridge 2019 Proxy Statement

Proposal 1 — Election of Directors

Amit K. Zavery

Age 48, was elected to our Board effective June 21, 2019.

Independent Director

Mr. Zavery is the Head of Platform for Google Cloud, Google, a position he has held since March 2019. Previously, he served in numerous senior leadership roles during his 24 years at Oracle Corporation. Most recently, he was Executive Vice President and General Manager of Oracle Cloud Platform and Middleware products. He led Oracle’s product vision, design, development, operations and go-to-market strategy for its cloud platform, middleware and analytics portfolio, and oversaw a global team of more than 4,500 engineers.

Specific Experience, Qualifications, Attributes or Skills:

•	Global operating, executive and management experience
•	Digital and technology industry knowledge
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience

Required Vote

Each director nominee receiving a majority of the votes cast at the 2019 Annual Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected, provided that a quorum is present. Abstentions and broker non-votes will be included in determining whether there is a quorum. In determining whether such nominees have received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors Recommends that you Vote “FOR” the Election of All Nominees

Broadridge 2019 Proxy Statement      17

Director Compensation

Fiscal Year 2019 Non-Management Director Compensation

The compensation of our non-management directors is determined by the Compensation Committee upon review of recommendations from the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”).

All of our directors are non-management directors, other than Mr. Gokey and Mr. Daly, who are our President and CEO, and our Executive Chairman, respectively. The compensation paid to Mr. Gokey and Mr. Daly is reflected in the Summary Compensation table on page 63 of this Proxy Statement. Mr. Gokey and Mr. Daly do not receive any additional cash or equity compensation for their participation on the Board.

During 2019, our non-management directors were compensated for their Board service as shown in the chart below.

Compensation Element	Director Compensation		Additional Information
Annual Cash Retainer	•	$85,000	•	May be deferred at director’s election under the Broadridge Director Deferred Compensation Plan (the “Deferred Compensation Plan”) into deferred stock units (“DSUs”)
Annual Equity Retainer	•	$155,000 target value	•	Split equally between DSUs and stock options that are fully vested upon grant
Board and Committee Cash Meeting Fees for all directors other than the Lead Independent Director	•	$1,500 for each Board meeting and committee meeting attended in person	•	May be deferred at director’s election under the Deferred Compensation Plan into DSUs
	•	$750 for telephonic meetings	•	Paid irrespective of whether meetings are held on the same date
Annual Committee Chair Cash Retainer	•	$20,000 for Audit Committee	•	May be deferred at director’s election under the Deferred Compensation Plan into DSUs
	•	$15,000 for Compensation Committee and Governance and Nominating Committee
Lead Independent Director Additional Annual Retainer	•	$72,500 in cash	•	Cash portion may be deferred at director’s election under the Deferred Compensation Plan into DSUs
	•	$57,500 equity award target value	•	Equity portion split equally between DSUs and stock options that are fully vested upon grant
Broadridge Matching Gift Program (the “Matching Gift Program”)	•	Up to $10,000 per calendar year	•	The Company matches directors’ charitable contributions

Cash Compensation. Non-management directors received an annual retainer and meeting fees for each Board meeting and each committee meeting attended as a committee member. All retainers and meeting fees are paid in cash on a quarterly basis.

For compensation earned in calendar year 2018, directors could elect to defer their cash compensation under the Deferred Compensation Plan into a notional account in the form of phantom shares of Common Stock. The number of phantom shares awarded was determined by dividing the quarterly cash payment by the closing price of the Common Stock on the last day of the quarter. This election was made annually prior to the beginning of the calendar year in which the retainers and fees were earned and was irrevocable for the entire calendar year. Accounts reflect changes in value over time based on the change in the Common Stock price and are also credited with dividend equivalents in cash plus interest on a quarterly basis as dividends are declared by the Board. Participants receive distributions in cash following their departure from the Board in either a lump sum or installments for up to five years, as previously elected by the director.

18     Broadridge 2019 Proxy Statement

Director Compensation

The Deferred Compensation Plan was amended effective January 1, 2019, to provide for grants of DSUs that settle in shares of Common Stock for deferrals of cash compensation earned beginning in calendar year 2019. The number of DSUs awarded is determined by dividing the quarterly cash payment by the closing price of the Common Stock on the day before cash payments are made. This election is made annually prior to the beginning of the calendar year in which the retainers and fees are earned and is irrevocable for the entire calendar year. Accounts are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board. Participants’ DSUs convert to shares of Common Stock upon their departure from the Board in either a lump sum amount or installments for up to five years, as previously elected by the director.

Equity Compensation. Non-management directors received annual grants of stock options and DSUs under the 2018 Omnibus Award Plan (the “2018 Omnibus Plan”) approved by the Company’s stockholders at the 2018 Annual Meeting. The number of shares comprising each director’s equity awards is determined at the time of grant based on a 30-day average stock price prior to the distribution of meeting materials, and, for stock options, the binomial stock option valuation method.

•	All stock options are granted with an exercise price equal to the closing price of Common Stock on the date of grant. All stock options granted to our non-management directors are fully vested upon grant and have a term of 10 years. Following separation from service on the Board, stock options held by directors expire at the earlier of the expiration of the option term and three years.
•	All DSUs are granted at the same time as stock options, are fully vested upon grant, and will settle as shares of Common Stock upon the director’s separation from service on the Board. DSUs are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board.

Stockholder-Approved Cap on Pay. Our stockholders approved a cap on non-management director pay as part of the 2018 Omnibus Plan. The cap imposes an annual limit of $750,000 on cash fees paid and equity awards that may be granted to any non-management director during the fiscal year. Our current compensation program for non-management directors is well within these limits.

Stock Ownership Guidelines. The stock ownership guidelines for the non-management directors provide that each non-management director is expected to accumulate an amount of Common Stock or DSUs equal in value to 10 times their annual cash retainer. Stock option awards and cash-settled phantom stock will not count as shares of Common Stock for purposes of this calculation.

In addition, the guidelines provide that:

•	A non-management director should retain at least 50% of the net profit shares realized after the exercise of stock options until the 10 times annual cash retainer ownership level is reached. Net profit shares are the shares remaining after the sale of shares to fund payment of the stock option exercise price, tax liability and transaction costs owed due to exercise.
•	After the ownership level is met, the non-management director must continue to hold at least 50% of future net profit shares for one year.

Due to the holding requirement, there is no minimum time period in which the directors are required to achieve the stock ownership multiple.

All of our non-management directors have met the stock ownership multiple, other than Mr. Keller, Ms. Carter and Mr. Zavery, who joined the Board in 2015, 2017 and 2019, respectively, and are making progress toward meeting the multiple.

Other Compensation. Non-management directors may participate in the Matching Gift Program up to a maximum Company contribution of $10,000 per calendar year.

The non-management directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings and other Company events.

Broadridge 2019 Proxy Statement      19

Director Compensation

The table below sets forth the compensation paid to our non-management directors in fiscal year 2019:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Leslie A. Brun	$157,500	$92,790	$97,498	—	$347,788
Pamela L. Carter	$110,750	$67,738	$71,117	$10,000	$259,605
Robert N. Duelks	$105,250	$67,738	$71,117	$10,000	$254,105
Richard J. Haviland(5)	$57,750	—	—	—	$57,750
Brett A. Keller	$100,000	$67,738	$71,117	$10,000	$248,855
Stuart R. Levine(6)	$119,500	$67,738	$71,117	$11,750	$270,105
Maura A. Markus	$106,750	$67,738	$71,117	$10,000	$255,605
Thomas J. Perna	$104,500	$67,738	$71,117	—	$243,355
Alan J. Weber	$121,750	$67,738	$71,117	$10,000	$270,605
Amit K. Zavery(7)	$21,250	—	—	—	$21,250
(1)	Represents the amount of cash compensation payable for fiscal year 2019 Board and committee service. Ms. Markus deferred her fiscal year 2019 cash compensation under the Deferred Compensation Plan and was credited with 466 phantom shares of Common Stock for amounts deferred in calendar year 2018 (prior to the plan’s amendment in January 2019), and 471 DSUs for amounts deferred in calendar year 2019 (after the plan’s amendment). In addition, Mr. Weber deferred his calendar year 2019 cash compensation under the Deferred Compensation Plan and was credited with 537 DSUs.
(2)	Represents the aggregate grant date fair value of the annual DSU awards granted during fiscal year 2019 (excluding DSUs granted under the Deferred Compensation Plan), computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). See Note 13, “Stock-Based Compensation” to the 2019 Consolidated Financial Statements for the relevant assumptions used to determine the valuation of these awards. The total number of DSUs outstanding for each non-management director as of June 30, 2019 is as follows: 22,025 (Mr. Brun); 1,516 (Ms. Carter); 15,256 (Mr. Duelks); 4,437 (Mr. Keller); 15,256 (Mr. Levine); 9,328 (Ms. Markus); 15,256 (Mr. Perna); and 15,256 (Mr. Weber). These amounts include dividend-equivalent DSUs credited during fiscal year 2019 and exclude DSUs granted under the Deferred Compensation Plan.
(3)	Represents the aggregate grant date fair value of option awards granted during fiscal year 2019 computed in accordance with FASB ASC Topic 718. See Note 13 “Stock-Based Compensation” to the 2019 Consolidated Financial Statements for the relevant assumptions used to determine the valuation of these awards. The total number of stock options outstanding for each non-management director as of June 30, 2019, all of which are exercisable, is as follows: 109,363 (Mr. Brun); 6,908 (Ms. Carter); 79,767 (Mr. Duelks); 20,519 (Mr. Keller); 34,742 (Mr. Levine); 44,844 (Ms. Markus); 79,767 (Mr. Perna); and 79,767 (Mr. Weber).
(4)	Represents Company-paid contributions made to qualified tax-exempt organizations under the Matching Gift Program on behalf of the non-management directors. Amounts shown reflect total Company matching contributions in each fiscal year, and therefore may be greater than the calendar year maximum.
(5)	Due to an age limitation for election to the Board in our Corporate Governance Principles, Mr. Haviland did not seek re-election to the Board and retired from the Board effective as of the 2018 Annual Meeting.
(6)	Due to an age limitation for election to the Board in our Corporate Governance Principles, Mr. Levine will not stand for re-election and will retire from the Board effective as of the 2019 Annual Meeting.
(7)	Mr. Zavery was elected to the Board effective June 21, 2019.

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Director Compensation

Additional Information About Fees Earned or Paid in Cash in Fiscal Year 2019

The following table provides additional information regarding fees earned or paid in cash to non-management directors in fiscal year 2019:

Name	Annual Retainers ($)(1)	Committee Chair Fees ($)(2)	Meeting Fees ($)	Total ($)
Leslie A. Brun	$157,500	—	—	$157,500
Pamela L. Carter	$85,000	$10,000	$15,750	$110,750
Robert N. Duelks	$85,000	—	$20,250	$105,250
Richard J. Haviland	$42,500	$10,000	$5,250	$57,750
Brett A. Keller	$85,000	—	$15,000	$100,000
Stuart R. Levine	$85,000	$15,000	$19,500	$119,500
Maura A. Markus	$85,000	—	$21,750	$106,750
Thomas J. Perna	$85,000	—	$19,500	$104,500
Alan J. Weber	$85,000	$15,000	$21,750	$121,750
Amit K. Zavery	$21,250	—	—	$21,250
(1)	The annual cash retainer amounts for Mr. Haviland and Mr. Zavery were pro-rated based on the number of quarters they served on the Board during fiscal year 2019.
(2)	The Audit Committee Chair fees were pro-rated based on the number of quarters each Chair served in the role.

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Corporate Governance

The Board of Directors

Our Corporate Governance Principles provide that directors are expected to attend regular Board meetings in person and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of our incumbent directors attended 100% of the meetings of the Board and of the committees on which they served during fiscal year 2019.

The Board has three standing committees, each of which is comprised solely of independent directors and is led by an independent Chair: Audit Committee, Compensation Committee, and Governance and Nominating Committee.

	Leslie A. Brun	Pamela L. Carter	Richard J. Daly	Robert N. Duelks	Timothy C. Gokey	Brett A. Keller	Stuart R. Levine	Maura A. Markus	Thomas J. Perna	Alan J. Weber	Amit K. Zavery	Number of 2019 Meetings
Board	LID	•	EC	•	•	•	•	•	•	•	•	5
Audit		C		•		•	•	•	•	FE		6
Compensation				•				•		C		5
Governance and Nominating		•					C		•			3
C	Committee Chair
EC	Executive Chairman of the Board
FE	Audit Committee Financial Expert
LID	Lead Independent Director

Fiscal Year 2019 CEO Transition

On September 11, 2018, the Board of Directors appointed Timothy C. Gokey to succeed Richard J. Daly as our CEO. Also, on September 11, 2018, the Board appointed Mr. Daly to the role of Executive Chairman, after serving for approximately 12 years as our CEO, and Leslie A. Brun, as Lead Independent Director, after serving as Chairman of the Board since 2011. All appointments were effective on January 2, 2019.

These changes were the result of a long-planned succession process designed to ensure business continuity and for the Company to continue to benefit from Mr. Daly’s deep knowledge and passion for Broadridge’s business as the Company continues to grow and evolve.

In his role as Executive Chairman, Mr. Daly is an advisor to the CEO on important initiatives including regulatory matters, digital adoption and retail shareholder engagement.

Board Leadership Structure

Our Corporate Governance Principles do not specify a policy with respect to the separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or a non-management director. The Board recognizes that there is no single, generally accepted approach to providing Board leadership, and given the dynamic and competitive environment in which we operate, the Board’s leadership structure may vary as circumstances warrant.

The Board determined that the leadership of the Board is currently best conducted by a Chairman. The Chairman provides overall leadership to the Board in its oversight function, while the CEO provides leadership with respect to the day-to-day management and operation of our business. We believe the separation of the offices allows the Chairman to focus on managing Board matters and allows the CEO to focus on managing our business. To further enhance the objectivity of the Board, the directors, other than Mr. Gokey and Mr. Daly, are independent.

In connection with the CEO transition, as described above, the Board appointed Mr. Daly to serve as our Executive Chairman. The Board believes Mr. Daly’s service as Executive Chairman will enhance management continuity and provide a valuable resource for Mr. Gokey in his role as CEO.

Given that Mr. Daly is not an independent director under applicable NYSE and SEC rules, the Board appointed Mr. Brun to serve as Lead Independent Director to continue the strong leadership of independent directors.

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Corporate Governance

The Board believes that this structure provides the Company and the Board with strong leadership, continuity of experience given Mr. Daly’s role, and appropriate independent oversight. The Board believes that having a Lead Independent Director vested with key duties and responsibilities and three independent Board committees chaired by independent directors provides a formal structure for strong independent oversight of the Executive Chairman and the Company’s management team.

The Executive Chairman has the following duties and responsibilities as Chairman of the Board:

•	Calling Board and stockholder meetings
•	Presiding at Board and stockholder meetings
•	Establishing Board meeting agendas, subject to approval of the Lead Independent Director

In addition, Mr. Daly is an advisor to the CEO on important initiatives including regulatory matters, digital adoption and retail shareholder engagement.

The Lead Independent Director’s duties and responsibilities include:

•	Presiding at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors
•	Serving as liaison between the Executive Chairman and the independent directors
•	Approving meeting schedules, agendas and materials for the Board
•	The authority to call meetings of the independent directors
•	Acting as liaison between the independent directors and the CEO
•	If requested by major stockholders, ensuring his or her availability for consultation and direct communication

Committees of the Board

Audit Committee

The Board has determined that each of the members of the Audit Committee is independent as defined by NYSE Listing Standards and the rules of the SEC applicable to audit committee members. The Board has determined that Mr. Weber qualifies as an audit committee financial expert as defined in the applicable SEC rules, and that all Audit Committee members are financially literate. Audit Committee members are prohibited from serving on more than three public company audit committees.

The Audit Committee has a charter under which its responsibilities and authorities include assisting the Board in overseeing the following:

•	The Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance
•	The Company’s auditing, accounting and financial reporting processes generally
•	The integrity of the Company’s financial statements and other financial information provided by the Company to its stockholders and the public
•	The Company’s compliance with legal and regulatory requirements
•	The performance of the Company’s Internal Audit Department and independent registered public accountants

In addition, in the performance of its oversight duties and responsibilities, the Audit Committee also reviews and discusses with management the Company’s quarterly financial statements and earnings press releases as well as financial information and earnings guidance included therein; reviews periodic reports from management covering changes, if any, in accounting policies, procedures and disclosures; reviews management’s assessment of the effectiveness of internal control over financial reporting to ensure compliance with Section 404 of the Sarbanes-Oxley Act of 2002; and reviews and discusses with the Company’s internal auditors and with its independent registered public accountants the overall scope and plans of their respective audits.

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Corporate Governance

In connection with the Company’s risk oversight process, the Audit Committee reviews and discusses with management the Company’s major financial and certain major business risk exposures (including those related to cybersecurity and data privacy) and the steps management has taken to monitor and control such exposures (including management’s risk assessment and risk management policies).

The Report of the Audit Committee is included on page 78 of this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee is independent as defined by NYSE Listing Standards. In addition, each member of the Compensation Committee is independent for purposes of the applicable SEC and tax rules. The Compensation Committee has a charter under which its responsibilities and authorities include:

•	Reviewing the Company’s compensation strategy
•	Reviewing the performance of senior management
•	Reviewing the risks associated with the Company’s compensation programs
•	Approving the compensation of the CEO, Executive Chairman and all other executive officers
•	Reviewing and making recommendations to the Board regarding the director compensation program

In addition, the Compensation Committee administers the Company’s equity-based compensation plans and takes such other action as may be appropriate or as directed by the Board to ensure that the compensation policies of the Company are reasonable and fair.

As necessary, the Compensation Committee consults with FW Cook as its independent compensation consultant to advise on matters related to our executive officers’ and directors’ compensation and general compensation programs. FW Cook assists the Compensation Committee by providing comparative market data on compensation practices and programs. FW Cook also provides guidance on industry best practices, the design of incentive plans and other indirect elements of our overall compensation program, the setting of performance goals, and the drafting of compensation- related disclosures. For further discussion of the roles of the Compensation Committee and FW Cook, see the section of this Proxy Statement entitled “Compensation Discussion and Analysis” beginning on page 40.

The Compensation Committee Report is included on page 62 of this Proxy Statement.

Governance and Nominating Committee

The Board has determined that each member of the Governance and Nominating Committee is independent as defined by NYSE Listing Standards.

The Governance and Nominating Committee has a charter, under which its responsibilities and authorities include:

•	Identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each of the Company’s annual meeting of stockholders
•	Ensuring that the Audit, Compensation and Governance and Nominating Committees have the benefit of qualified and experienced independent directors
•	Developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company

Executive Sessions of Independent Directors

The independent directors hold regularly scheduled executive sessions of the Board and its committees without Company management present. These executive sessions are chaired by the Lead Independent Director at Board meetings or by the independent Committee Chairs at committee meetings. The independent directors met in executive session at all of the regularly scheduled Board and committee meetings held in 2019. In addition, at least once a year, our independent directors meet to review the Compensation Committee’s annual review of the CEO and Executive Chairman.

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Corporate Governance

Director Nomination Process

When seeking candidates as Board members, the Governance and Nominating Committee may solicit suggestions from incumbent directors, management or stockholders. The Committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the provisions of the Company’s Amended and Restated By-laws (the “By-laws”) requiring that stockholder submissions be submitted to the Company’s Secretary at 5 Dakota Drive, Lake Success, New York 11042 in a timely manner and include the information called for in the By-laws concerning (a) the potential nominee, and (b) the person proposing the nomination. The Governance and Nominating Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee. In addition, the Governance and Nominating Committee has authority under its charter to retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Governance and Nominating Committee has identified as desired in director candidates.

After conducting an initial evaluation of a potential candidate, the Governance and Nominating Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate’s request, they may also meet with management. If the Governance and Nominating Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board.

The Governance and Nominating Committee selects each nominee based on the nominee’s skills, achievements and experience. The Corporate Governance Principles provide that director nominees should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make.

The Governance and Nominating Committee considers a variety of factors in selecting candidates. The minimum characteristics that the Governance and Nominating Committee believes must be met include wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with established organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.

In making its selection of candidates to recommend for election, the Corporate Governance Principles provide that the Board seeks members from diverse professional, racial, cultural, ethnic and gender backgrounds that combine a broad spectrum of experience and expertise with a reputation for integrity. Exceptional candidates who do not meet all of these criteria may still be considered. The Corporate Governance Principles do not provide for a fixed number of directors but provide that the optimum size of the Board is 8 to 12 directors.

In June 2019, the Board appointed Amit K. Zavery to fill the Board seat left vacant when Richard J. Haviland did not stand for re-election to the Board in 2018 due to an age limitation in our Corporate Governance Principles. Mr. Zavery was identified as a potential Board member by our Lead Independent Director, Mr. Brun. Mr. Zavery was interviewed and evaluated by members of the Governance and Nominating Committee and other Board members, who determined that he met the qualifications for Board service and that his extensive technology expertise would be a valuable addition to the Board. His appointment was recommended by the Governance and Nominating Committee to the full Board for its review and approval.

Proxy Access By-law

The By-laws provide that under certain circumstances, a stockholder, or group of up to 50 stockholders, who have maintained continuous ownership of at least three percent of our Common Stock for at least three years may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder-nominated candidates appearing in our annual meeting proxy statement cannot exceed 25% of the number of directors then serving on the Board.

For a description of the process for nominating directors, see page 81 of this Proxy Statement.

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Corporate Governance

Annual Board and Committee Evaluation Process

The Board conducts an evaluation of its performance and effectiveness as well as that of the three committees on an annual basis. The purpose of the evaluation is to track progress in certain areas targeted for improvement from year to year and to identify ways to enhance the Board’s and committees’ effectiveness. As part of the evaluation, each director completes a written questionnaire developed by the Governance and Nominating Committee to provide feedback on the effectiveness of the Board, the committees on which they serve, as well as each individual director’s own contributions. The collective ratings and comments of the directors are compiled and then presented to the Governance and Nominating Committee by its Chair, and to the full Board for discussion and action.

The Board’s Role in Risk Oversight

The Company’s management is responsible for managing risks affecting the Company, including identifying, assessing and appropriately mitigating risk. The responsibilities of the Board include oversight of the Company’s risk management processes. The Board has two primary methods of overseeing risk. The first method is through the Company’s Enterprise Risk Management (“ERM”) process which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the Board’s committees.

Management established the ERM process to ensure a complete Company-wide approach to risk over five distinct but overlapping core areas:

•	Strategic – the risks that could impede the Company from achieving its strategic vision and goals
•	Financial – the risks related to maintaining accurate financial statements, and timely and complete financial disclosures
•	Operational – the risks in the processes, people and technology the Company employs to achieve its strategy, normal business operations and cybersecurity
•	Compliance – the risks related to the Company’s legal and regulatory compliance requirements and violations of laws
•	Reputational – the risks that impact the Company’s reputation including failing to meet the expectations of its customers, investors, employees, regulators or the public

The goal of the ERM process is to provide an ongoing procedure, effected at all levels of the Company across each business unit and corporate function, to identify and assess risk, monitor risk, and agree on mitigating action. Central to Broadridge’s risk management process is its Risk Committee, which oversees management’s identification and assessment of the key risks in the Company and reviews the controls management has in place with respect to these risks. The Risk Committee is comprised of executive officers and senior executives of the Company including the Chief Financial Officer (the “CFO”), General Counsel, Senior Managing Director of Global Technology, Chief Information Officer, Chief Security Officer, and Chief Human Resources Officer. The Risk Committee communicates the results of its work directly to the CEO and the Board. The CEO, CFO, and General Counsel meet regularly to discuss specific risks and the Company’s risk management processes.

In addition, the Board and the Audit and Compensation Committees oversee specific areas of the Company’s risks as follows:

•	The full Board has oversight responsibility of Strategic, Operational, and Reputational risks
•	Executive officers and senior executives with specific subject matter expertise update the full Board on Strategic, Reputational and non-information technology Operational risks
•	The Senior Managing Director of Global Technology, Chief Information Officer, SVP Global Technology/Office of the Chief Information Officer, and Chief Security Officer update the full Board and the Audit Committee on information technology and cybersecurity Operational risks
•	The Audit Committee has oversight responsibility of Financial and Compliance risks (other than compensation program design risk)
•	The CFO, Chief Accounting Officer, and Treasurer update the Audit Committee on Financial risks
•	The CFO, Chief Accounting Officer, General Counsel, and other business and finance executives update the Audit Committee on Compliance risks

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Corporate Governance

•	The Compensation Committee has oversight responsibility of compensation program design risk
•	The Chief Human Resources Officer updates the Compensation Committee on compensation program design risk

In addition, the Cybersecurity Council, a subcommittee of the Risk Committee, provides additional oversight of Broadridge’s cybersecurity risks. This Cybersecurity Council is comprised of senior executives representing a number of disciplines within the Company including the CFO. The Cybersecurity Council meets regularly, and reports on its activities and the progress of its cybersecurity and information security initiatives are regularly provided to the Audit Committee. In addition, the Cybersecurity Council provides a summary of its activities to the full Board.

The Chairs of the Audit and Compensation Committees may address risks directly with management, or, where appropriate, may elevate a risk for consideration by the full Board. The ERM process and the full Board and committee approach to risk management leverages the Board’s leadership structure to ensure that risk is overseen by the Board on both a Company-wide approach and through specific areas of competency.

The Board’s Oversight of Compensation Programs

Management, with the assistance of FW Cook, performed an annual assessment of our compensation objectives, philosophy, and forms of compensation and benefits for all Broadridge employees, including the executive officers, to determine whether the risks arising from such policies or practices are reasonably likely to have a material adverse effect on the Company. A report summarizing the results of this assessment was reviewed and discussed with the Compensation Committee. After this review and in consultation with FW Cook, the Compensation Committee concluded that Broadridge’s compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.

The key design features in our compensation programs that support this conclusion are:

•	The mix between fixed and variable compensation, annual and long-term compensation, and cash and equity compensation are designed to encourage strategies and actions that are in Broadridge’s and its stockholders’ long-term best interests
•	Stock options and performance-based RSUs provide for significant long-term wealth creation for executive officers when the Company provides meaningful total shareholder return over a sustained period. The multiple year vesting periods of 2.5 to 4 years for equity compensation awards encourage executives to focus on sustained stock price appreciation
•	Incentive awards are determined based on a review of a variety of financial and non-financial indicators of performance, which diversifies the risk associated with any single performance measure
•	The Compensation Committee reviews and approves executive officer objectives to ensure that goals are aligned with the Company’s business plans, achieve the proper risk/reward balance, and do not encourage unnecessary or excessive risk taking
•	The Compensation Committee has the ability to use its discretion to score earned cash incentive awards based on a subjective evaluation of each individual’s performance against strategic and leadership objectives and other factors
•	Broadridge maintains a clawback policy that requires the reimbursement by an executive officer of cash or equity incentive compensation earned by any executive officer in connection with a restatement of the Company’s financial statements due to material noncompliance with financial reporting requirements
•	Broadridge maintains robust Officer Stock Ownership Guidelines and Stock Retention and Holding Period Requirements providing the goal that executive officers accumulate shares of Common Stock ranging in value from two times to six times their current annual base salary based on their roles
•	A Pre-Clearance and Insider Trading Policy is in place that requires pre-approval of any transactions in the Company’s securities and prohibits the hedging or pledging of our stock
•	Broadridge maintains a Change in Control Severance Plan for Corporate Officers (the “CIC Plan”) and a non-change in control Officer Severance Plan (the “Officer Severance Plan”) in order to retain executives while ensuring that they make the best decisions for the Company

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Corporate Governance

➤	The CIC Plan is a “double-trigger” plan requiring both a change in control and qualifying termination in order to receive benefits
➤	The Officer Severance Plan provides benefits for an officer terminating without “cause” as defined by the plan, without the necessity of separate employment agreements

The Board’s Role in Strategy Oversight

One of the Board’s key responsibilities is overseeing the Company’s strategy. All of our directors have an obligation to keep informed about the Company’s business and strategy so they can provide guidance to management in formulating and developing plans and knowledgeably exercise their decision-making authority on matters of importance to the Company. Our Board regularly discusses the key priorities of our Company and advises on the Company’s long-term strategy.

•	Annually, the Board conducts an extensive review of the Company’s long-term strategic plan including its annual operating plan and acquisition performance.
•	Throughout the year and at almost every Board meeting, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s progress against its strategic goals.
•	Throughout the year and at almost every Audit Committee meeting, the Audit Committee members receive presentations on the status of the Company’s acquisitions.
•	Our independent directors also hold regularly scheduled executive sessions without Company management present, at which strategy is discussed.

The Board’s Role in Succession Planning and Talent Management

The Board believes that succession planning and talent management are vital to Broadridge’s success. The Board is actively engaged and involved in executive officer talent management and provides input on important decisions in this area. The Board reviews the Company’s executive talent management strategy which includes a discussion of the Company’s leadership bench and succession plans with a focus on key positions at the senior officer level. High potential leaders are given exposure and visibility to Board members through formal presentations, informal events and one-on-one meetings. As a result of this process, Mr. Gokey was appointed by the Board as our CEO, after serving in several leadership positions at the Company for over nine years.

More broadly, Broadridge is focused on developing an inclusive and respectful work environment that allows our associates to reach their full potential professionally. The success of Broadridge’s associates is key to the Company’s success, and the Board works with management to provide oversight on a broad range of human capital management topics including culture, compensation, benefits, recruiting and development programs, retention and diversity and inclusion.

Director Attendance at Annual Meetings

Our directors are expected to attend the Company’s annual meeting of stockholders. All of our incumbent directors who were members of our Board at the time attended the 2018 Annual Meeting.

Communications with the Board of Directors

All interested parties who wish to communicate with the Board or any of the non-management directors, may do so by sending a letter to the Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042, and should specify the intended recipient. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate director will be available to any non-management director who wishes to review it. The Governance and Nominating Committee, on behalf of the Board, will review any letters it may receive concerning the Company’s corporate governance processes and will make recommendations to the Board based on such communications.

28     Broadridge 2019 Proxy Statement

Corporate Governance

Corporate Governance Documents

Amended and Restated By-laws

Our By-laws were amended and restated by the Board in 2019 to enhance our corporate governance practices by:

•	Providing the ability for stockholders owning 20% of the voting power of the outstanding shares of Common Stock to call a special meeting
•	Requiring that directors, in an uncontested election, offer to resign from the Board if they do not receive a majority of the votes cast for election

Corporate Governance Principles

The Board adopted the Corporate Governance Principles to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board and its committees, individual directors and management should perform their functions. The Board reviews the Corporate Governance Principles annually. In 2019, the Board amended the Corporate Governance Principles to enhance our corporate governance practices by providing that our Audit Committee members cannot serve on more than three public company audit committees.

Code of Business Conduct and Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct”) and a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Ethics”) which applies to among others, the Company’s principal executive officer, principal financial officer and chief accounting officer. The Company will post on its website any amendment to the Code of Business Conduct or the Code of Ethics and any waiver of the Code of Business Conduct or the Code of Ethics granted to any of its directors or executive officers to the extent required by applicable rules.

Website Access to Corporate Governance Documents

Copies of the charters of the committees of the Board, Corporate Governance Principles, Code of Business Conduct, and Code of Ethics are available on our Investor Relations website at www.broadridge-ir.com under the heading “Corporate Governance” or by writing to the Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042.

Certain Relationships and Related Transactions

The Company maintains a written Related Party Transactions Policy. Under this policy, any transaction between the Company and a “related person” in which such related person has a direct or indirect material interest must be submitted to our Audit Committee for review, approval, or ratification.

A “related person” means a director, executive officer or beneficial holder of more than five percent of the Company’s outstanding Common Stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of 10% or greater direct or indirect equity interest. Our directors and executive officers must promptly inform our General Counsel of any plan to engage in a potential related party transaction.

This policy requires our Audit Committee to be provided with full information concerning the proposed transaction, including the risks and benefits to the Company and the related person, any alternative means by which to obtain like products or services, and the terms of a similar transaction with an unaffiliated third party. In considering whether to approve any such transaction, the Audit Committee will consider all relevant facts and circumstances, including the nature of the interest of the related person in the transaction and the terms of the transaction. Specific types of transactions are excluded from review under the policy, such as, for example, transactions in which the related person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction.

In fiscal year 2019, the Company did not engage in any related party transaction in which the amount involved exceeded $120,000.

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Corporate Governance

In addition, the Code of Business Conduct prohibits Company personnel, including members of the Board, from exploiting their positions or relationships with Broadridge for personal gain. The Code of Business Conduct provides that there shall be no waiver of any part of the Code of Business Conduct, except by a vote of the Board or a designated committee, which will ascertain whether a waiver is appropriate and ensure that the waiver is accompanied by appropriate controls designed to protect Broadridge. We expect that any amendments to the Code of Business Conduct, or any waivers of its requirements, will be disclosed on our Investor Relations website at www.broadridge-ir.com under the heading “Corporate Governance.”

Stockholder Engagement

We believe that regular, transparent communication with our stockholders is essential to our long-term success. Throughout the year, members of our management team regularly engage with our stockholders to ensure that we are addressing their questions or concerns. We do this through the participation of our CEO, CFO and Head of Investor Relations at industry and investment community conferences, investor road shows, and analyst meetings both in our offices and in the offices of current and potential institutional investors. We provide several ways for our stockholders to communicate with us, including by email and telephone. During fiscal year 2019, members of our management team met with representatives of many of our top institutional stockholders to discuss our business strategy, financial performance, capital stewardship program, governance practices, executive compensation, and various other matters. Management shares with the Board any concerns raised by our stockholders. In addition, our Lead Independent Director is available to meet with our major stockholders. We have had success engaging with our stockholders to understand their questions or concerns, and we remain committed to these efforts on an ongoing basis.

We welcome feedback from all stockholders, who can contact our Investor Relations team by calling 516-472-5129 or by emailing broadridgeir@broadridge.com.

Corporate Social Responsibility

Our commitment to CSR is a core value driving our commitment to service. We believe there is a direct connection between employee engagement, client satisfaction and the creation of stockholder value. At Broadridge, we put this idea to work in our communities, just as we do for our valued partners. We recognize that the stronger our commitments to the communities around us, the more we are able to provide to the marketplace.

Investing in our Communities

At the heart of our CSR efforts is the Broadridge Foundation, which identifies meaningful ways to engage with our communities to make a local impact. Through the Broadridge Foundation, we direct resources to charitable causes and develop community-focused action plans with a special focus on education of at-risk youth. These initiatives include partnering with the India-based MV Foundation providing education to more than 2,000 children in India and providing financial support of boarding schools known as Residential Bridge Camps for children who have been subject to child labor. We have also supported Sri Vidhyas Centre in India, an institution where physically and mentally challenged children from all backgrounds can learn the skills needed to live a productive life. We have also partnered with the SIFMA Foundation in their “Invest It Forward” campaign which promotes financial literacy to young adults, especially those in underserved communities. In addition, with our partner NPower, we provide STEM-related educational opportunities to young adults.

In addition, we enable our associates’ community service efforts by providing Broadridge associates with three paid days annually for volunteer service and through our Matching Gift Program, we match the charitable donations of Broadridge associates up to $3,000 per calendar year.

Culture, Inclusion and Diversity

Broadridge is committed to promoting inclusion and diversity and pursues both top-down and bottom-up approaches to advancing inclusion and diversity initiatives and values into our culture. This commitment is reflected in our employees of varying backgrounds working in 18 countries. Broadridge recognizes that developing and maintaining diverse talent and having people of all backgrounds, experiences and identities as part of Broadridge is a critical component to the Company’s continued growth and success, in providing award-winning service for our clients and, ultimately, in creating value for stockholders.

30     Broadridge 2019 Proxy Statement

Corporate Governance

Broadridge has adopted the Inclusiveness Pledge (the “Pledge”) which outlines the strategic principles that guide our commitment and actions to promote inclusion and diversity across the organization. The Pledge was adopted by our senior management team, and our CEO, Mr. Gokey, spearheads the Company’s efforts to uphold the principles of the Pledge. Broadridge also has an Executive Diversity Committee, which includes members of our senior management such as the Chief Human Resources Officer, CFO and Chief Sales and Marketing Officer, and an Inclusion Council. The Executive Diversity Committee and the Inclusion Council each meet quarterly and track the Company’s progress in promoting inclusion and diversity to ensure the Company delivers on such commitments.

Broadridge supports a number of associate-led networks where associates with similar backgrounds and interests can find peer support, shape Company policy and culture, receive mentorship from senior members, and develop their careers. Our networks include the following:

•    The Women's Leadership Forum works to highlight and support the perspectives of women, advance the careers of female associates, and address existing barriers to achievement in the workplace

•    B.Pride is a support network and career advancement group for lesbian, bisexual, gay, transgender, and allied Broadridge associates. The network works to foster a safe and inclusive work environment for all members while supporting initiatives surrounding education and awareness, community outreach, personal and professional development

•    The MultiCultural Associate Network helps support and develop exceptional Broadridge associates representing a wide range of cultures, backgrounds and identities

In addition, all Broadridge leaders belong to peer groups that meet eight times a year to explore leadership development and share their personal leadership experiences, by discussing and recommending best practices for creating an inclusive and engaging workplace. We also provide educational opportunities such as formal classes, training programs, and events such as our Broadridge Cultural Week, which gives our associates an opportunity to learn about and build on the varying cultural and community norms of our colleagues and clients.
Awards and Recognitions

Certified 2019 Great Place to Work® (United States, Canada and India)

Winner 2015–2019 World’s Most Admired Companies, #1 in Financial Data Services FORTUNE® Magazine World’s Most Admired Companies

Winner 2019 America’s Best Employers by State: New York FORBES® Magazine

Winner 2013–2019 Best Places to Work for LGBTQ Equality Perfect Score Human Rights Campaign Foundation

Winner 2008–2019 Best Companies to Work for in New York New York State Society for Human Resource Management

Winner 2019 BISA Diversity & Inclusion Award Bank Insurance & Securities Association

Winner 2019 Veteran Partnership Award PENCIL

Broadridge 2019 Proxy Statement      31

Corporate Governance

We believe that our associates are one of our most important resources. Based on this belief, we strive to provide an environment that supports career enrichment and leadership development opportunities. Through our Broadridge University, we offer a comprehensive suite of online courses and on-site training. Broadridge also has a tuition reimbursement program, and we support participation in external learning opportunities.

Broadridge is committed to combatting slavery and human trafficking in its operations and supply chains. To that end, we have adopted a Human Rights Statement of Commitment to explain the steps we take to monitor and eliminate the use of or participation in slavery or human trafficking throughout our business.

Broadridge is committed to conducting its business with uncompromising honesty and integrity. Our vendors play an important role in helping to reach our goals of high ethical standards and compliance with laws and regulations. To that end, Broadridge has adopted a Vendor Code of Conduct that reflects the minimum standards by which vendors are expected to conduct themselves in connection with providing goods and services to Broadridge. In addition, we have adopted a Supplier Diversity Program to identify, build relationships with, and purchase goods and services from certified diverse suppliers.

Environmental and Sustainability Policies and Practices

We engage enterprise-wide resources to institute corporate programs that promote a sustainable environment through efficient business initiatives and alternatives benefiting our clients, stakeholders and associates. Consistent with the need for corporations to thoughtfully engage with the world around them, we strive to continually reduce our environmental impact through the efforts of our Broadridge Environmental Committee (the “BEC”). We have adopted a Sustainability Policy to clearly define the measures Broadridge has taken, and will continue to take, to identify and act upon opportunities to minimize Broadridge’s environmental impact. Through the leadership of the BEC, Broadridge will continually review and implement initiatives to make positive changes in our operations.

32     Broadridge 2019 Proxy Statement

Management

The following table sets forth information regarding individuals who serve as our executive officers.

Name	Age	Position
Timothy C. Gokey	58	President and CEO, Director
Richard J. Daly	66	Executive Chairman
Christopher J. Perry	57	Corporate Senior Vice President, Global Sales, Marketing and Client Solutions
Robert Schifellite	61	Corporate Senior Vice President, Investor Communication Solutions
Adam D. Amsterdam	58	Corporate Vice President and General Counsel
Thomas P. Carey	48	Corporate Vice President, Global Technology and Operations
Douglas R. DeSchutter	49	Corporate Vice President, Customer Communications
Robert F. Kalenka	56	Corporate Vice President, Investor Communication Solutions, Operations
Michael Liberatore	53	Corporate Vice President, Investor Communication Solutions, Mutual Funds
Laura Matlin	60	Corporate Vice President, Deputy General Counsel, Chief Governance Officer and Chief Compliance Officer
Vijay Mayadas	47	Corporate Vice President, Global Fixed Income and Analytics
Michael S. Tae	43	Corporate Vice President, Corporate Strategy
Julie R. Taylor	51	Corporate Vice President, Chief Human Resources Officer
James M. Young	48	Corporate Vice President and CFO

Timothy C. Gokey is our President and CEO and a member of our Board. He was appointed as our CEO and elected to the Board effective January 2, 2019. Mr. Gokey’s biographical information is set forth in the “Proposal 1 – Election of Directors” section of this Proxy Statement.

Richard J. Daly is the Executive Chairman of our Board and is our former CEO. Mr. Daly’s biographical information is set forth in the “Proposal 1 – Election of Directors” section of this Proxy Statement.

Christopher J. Perry is our Corporate Senior Vice President, Global Sales, Marketing and Client Solutions. He joined Broadridge in 2014 after more than 25 years of experience in banking, brokerage and financial information services. Most recently, he was Global Managing Director of Risk for the Financial & Risk division of Thomson Reuters. In this role, he was the general manager of a global segment which includes Governance, Risk, Compliance, Pricing, Valuation and Reference Services. Over the previous 14 years, Mr. Perry held numerous roles at Thomson Reuters and its predecessor, Thomson Financial. From 2011 to 2013, he was President, Global Sales & Account Management at the Financial & Risk division of Thomson Reuters. From 2006 to 2010, he served as President, Americas for Thomson Reuters and its predecessor, Thomson Financial. Earlier in his career, Mr. Perry worked for A-T Financial and PC Quote, after spending many years in institutional trading and retail brokerage with Kemper Financial’s Blunt Ellis & Loewi unit.

Robert Schifellite is our Corporate Senior Vice President, Investor Communication Solutions. He is the President of our ICS business segment and is responsible for all aspects of that business. In addition to the bank, broker-dealer and corporate issuer solutions businesses within ICS, in fiscal year 2018, Mr. Schifellite assumed responsibility for the Mutual Fund and Retirement Solutions business, and in fiscal year 2019, he assumed responsibility for the Customer Communications business. Mr. Schifellite joined ADP’s Brokerage Services Group in 1992 as Vice President, Client Services. In 1996, he was promoted to Senior Vice President and General Manager of ICS. In 2007, when Broadridge became an independent company, he was appointed Corporate Vice President and head of the bank, broker-dealer and corporate issuer solutions businesses of our ICS segment. In 2011, Mr. Schifellite’s title was changed from Corporate Vice President to Corporate Senior Vice President of Broadridge.

Adam D. Amsterdam is our Corporate Vice President and General Counsel. Mr. Amsterdam is responsible for all legal matters related to the Company. Prior to the spin-off, he served as Associate General Counsel and Staff Vice President of ADP since January 2006. Mr. Amsterdam joined ADP in 1991 as Corporate Counsel responsible for the Brokerage Services Group. In 1994, he was promoted to Senior Corporate Counsel of ADP. Mr. Amsterdam was promoted in 1996 to Assistant General Counsel and then again in 2002 to Associate General Counsel of ADP.

Broadridge 2019 Proxy Statement      33

Management

Thomas P. Carey is our Corporate Vice President, Global Technology and Operations. He is the President of our Global Technology and Operations business segment, a position he has held since October 2018, and is responsible for all aspects of that business. Prior to this role, Mr. Carey led Broadridge’s International business with responsibility for all lines of business in the EMEA and APAC regions from 2017 to 2018. Mr. Carey joined ADP in 1992 and has held various roles with increasing responsibility at ADP and Broadridge, including as head of technology for the international business of ADP’s Brokerage Services Group from 2001 to 2004, and Chief Operating Officer of the international business of ADP’s Brokerage Services Group from 2004 to 2008. From 2009 to 2017, Mr. Carey led the international business of Broadridge’s Global Technology and Operations segment.

Douglas R. DeSchutter is our Corporate Vice President, Customer Communications. Mr. DeSchutter is responsible for our Customer Communications business comprising both transactional print and digital solutions, as well as our overall digital strategy. Prior to his appointment to his current role in 2017, Mr. DeSchutter was responsible for our digital solutions business from 2015 to 2016, our U.S. regulatory communication services (proxy and prospectus) from 2012 to 2015, and our transactional reporting services business from 2009 to 2012, including print and electronic transaction reporting communications, document management, and new account processing solutions. Mr. DeSchutter was the Chief Strategy and Business Development Officer for Broadridge, responsible for mergers and acquisitions and strategy, from 2007 to 2009. Prior to the spin-off of Broadridge from ADP in 2007, Mr. DeSchutter served in various capacities at ADP in corporate development and strategy. Prior to joining ADP in 2002, he was Vice President of Mergers & Acquisitions at Lehman Brothers focusing on the technology sector. Mr. DeSchutter also serves as the Company’s representative on the board of directors of Inlet, LLC, a joint venture between Broadridge and Pitney Bowes.

Robert F. Kalenka is our Corporate Vice President, Investor Communication Solutions, Operations. He is responsible for global facilities and the operations of our ICS business. In 2016, Mr. Kalenka’s responsibilities were expanded to include the role of Chief Operations Officer of the Broadridge Customer Communications business within the ICS segment, where he leads the Operations and Client Relations teams. Mr. Kalenka joined ADP’s Brokerage Services Group in 1992 in the Investor Communication Services Division as Director of Finance. He was promoted to Vice President of Operations of the Investor Communication Services Division in 1994, and again as Chief Operating Officer and Senior Vice President of the Investor Communication Services Division in 1999.

Michael Liberatore is our Corporate Vice President, Investor Communication Solutions, Mutual Funds. He is the President of the Mutual Fund and Retirement Solutions business within our ICS segment and is responsible for all aspects of that business. Prior to assuming this role in 2015, Mr. Liberatore was responsible for the finance functions of the Company’s two business segments, as well as its corporate financial planning and analysis function, and treasury operations. In 2014, Mr. Liberatore served as Broadridge’s Acting Principal Financial Officer during a six-month period prior to Mr. Young joining the Company. Previously, he served as the Chief Operating Officer of the Mutual Fund and Retirement Solutions business from 2011 to 2013, and was responsible for all operations of the business, including technology and financial results. Mr. Liberatore joined ADP’s Brokerage Services Group in 2004, as Assistant Controller of the ICS segment, and held several finance roles with increasing responsibility, including Chief Financial Officer of the ICS segment from 2008 to 2011.

Laura Matlin is our Corporate Vice President, Deputy General Counsel, Chief Governance Officer and Chief Compliance Officer. As Deputy General Counsel, she is responsible for the legal department’s operations and helps set the department’s strategy. In her role as Chief Governance Officer, Ms. Matlin works closely with the Board and represents the Company’s leadership on corporate governance issues. In 2017, the role of Chief Compliance Officer was added to her responsibilities. Prior to 2015, she served as the Company’s Associate General Counsel, Chief Privacy Officer and Assistant Corporate Secretary since the spin-off of Broadridge in 2007. In addition, Ms. Matlin served as the acting Chief Human Resources Officer from 2014 to 2015. Prior to the spin-off, she served as Assistant General Counsel of ADP. Ms. Matlin joined ADP in 1997 as Corporate Counsel in ADP’s Brokerage Services Group.

34     Broadridge 2019 Proxy Statement

Management

Vijay Mayadas is our Corporate Vice President, Global Fixed Income and Analytics. He is the President of the Global Fixed Income division within our Global Technology and Operations business segment and is responsible for our pre-trade, post-trade and data and analytics initiatives. In addition, Mr. Mayadas leads our blockchain initiatives. From 2013 when he joined Broadridge, to 2016, Mr. Mayadas was the Senior Vice President, Corporate Strategy and M&A and was responsible for our strategy, acquisitions, partnerships and other growth-related activities within the organization. Prior to joining Broadridge, Mr. Mayadas held a variety of roles in private equity, strategy consulting, and technology. He worked at IFA, a private equity firm, from 2011 to 2013, and at the Boston Consulting Group, a global consulting firm, from 2005 to 2011. Earlier in his career he co-founded and sold a software company, and worked as a software engineer on fixed income trading platforms.

Michael S. Tae is our Corporate Vice President, Corporate Strategy. He joined Broadridge in 2017, and leads Broadridge’s corporate strategy function. He began his career in 1999 at McKinsey & Company, providing consulting services to clients in the financial services industry, before moving in 2004 to Merrill Lynch where he was investment banking Vice President of their Financial Institutions Group. From 2009 to 2012, Mr. Tae served as Director of Investments for the Troubled Asset Relief Program at the U.S. Department of Treasury. From 2012 to 2015, he served as a Director at Millstein & Co., a financial and strategic advisory services company. Most recently, from 2015 to 2017, Mr. Tae was the Senior Executive Vice President of Worldwide Services for MicroStrategy Incorporated.

Julie R. Taylor is our Corporate Vice President, Chief Human Resources Officer. She joined Broadridge in 2015, and leads all aspects of human resources globally, including talent acquisition, organizational development, training, compensation and benefits. Ms. Taylor has over 20 years of human resources experience, most recently as Chief Human Resources Officer at Pall Corporation, a global supplier of filtration, separations and purification products with more than 10,000 employees. She previously served as Vice President of Human Resources for U.S. Pharmaceuticals at Bristol-Myers Squibb, and in various human resources roles at General Electric Company, where she had a 13-year tenure, and at Merck & Co., Inc., where she began her career.

James M. Young is our Corporate Vice President and CFO. He joined Broadridge in 2014 after serving in senior finance roles at Visa Inc. (“Visa”), a global payments technology company, where he worked from 2006 until 2014. Most recently, Mr. Young served as Senior Vice President, Finance and was responsible for global financial planning and analysis for Visa’s businesses in North America, Latin America, Asia Pacific, Central Europe, the Middle East and Africa since 2013. Previously, he served as the Head of Corporate Finance, where he was responsible for Visa’s global controllership, tax and financial planning and analysis functions. Earlier, he held several finance roles with increasing responsibility including leading finance for Visa’s North America division from 2008 to 2010 and playing a lead role in Visa’s $19 billion initial public offering in 2008. Prior to joining Visa, Mr. Young was a finance executive at early stage technology companies Arena Solutions and Grand Central Communications.

Broadridge 2019 Proxy Statement      35

Ownership of Common Stock by Management and Certain Beneficial Owners

The following table shows the number of shares of Common Stock beneficially owned by (a) each of our directors, (b) each of our director nominees, (c) each executive officer named in the Summary Compensation table, and (d) by all directors, director nominees, and executive officers as of July 31, 2019, as a group.

The information set forth below is as of July 31, 2019 and is based upon information supplied or confirmed by the named individuals. Unless otherwise noted, the beneficial owners exercise sole voting and/or investment power over their shares. The address of each person named in the table below is c/o Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042.

Beneficial Owner	Number of Shares(1)(2)(3)	Percentage of Shares Beneficially Owned
Adam D. Amsterdam	14,619	*
Leslie A. Brun	139,545	*
Pamela L. Carter	8,429	*
Richard J. Daly(4)	484,033	*
Robert N. Duelks	97,079	*
Timothy C. Gokey	493,187	*
Brett A. Keller	24,972	*
Stuart R. Levine(5)	71,787	*
Maura A. Markus	54,699	*
Thomas J. Perna	100,079	*
Christopher J. Perry	107,355	*
Robert Schifellite	210,891	*
Alan J. Weber	130,037	*
James M. Young	138,155	*
Amit K. Zavery	—	*
All directors, director nominees, and executive officers as a group (23)	2,582,599	2.2%

*      Represents beneficial ownership of less than one percent of the issued and outstanding shares of our Common Stock.

(1)	Includes unrestricted shares of Common Stock over which each director or executive officer has sole voting and investment power.
(2)	Amounts reflect vested stock options and stock options that will vest within 60 days of July 31, 2019. If shares are acquired, the director or executive officer would have sole discretion as to voting and investment. The shares beneficially owned include: (i) the following shares subject to such options granted to the following directors or executive officers: 109,363 (Mr. Brun), 6,908 (Ms. Carter), 219,953 (Mr. Daly), 79,767 (Mr. Duelks), 435,713 (Mr. Gokey), 20,519 (Mr. Keller), 34,742 (Mr. Levine), 44,844 (Ms. Markus), 79,767 (Mr. Perna), 74,867 (Mr. Perry), 132,473 (Mr. Schifellite), 79,767 (Mr. Weber), and 112,452 (Mr. Young), and (ii) 1,825,416 shares subject to such options granted to all directors and executive officers as a group.
(3)	Amounts provided for each director, other than Mr. Daly and Mr. Gokey, include DSU awards which are fully vested upon grant, and will settle as shares of Common Stock upon the director’s separation from service on the Board. The DSUs are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board.
(4)	Includes 20,000 shares of Common Stock held by The EED 2012 Trust, 20,000 shares of Common Stock held by The KLD 2012 Trust, 9,484 shares of Common Stock held by The EED 2014 Trust, 1,985 shares of Common Stock held by The KLD 2014 Trust, trusts formed for the benefit of Mr. Daly’s children. Mr. Daly and his wife are co-trustees of these trusts.
(5)	Includes 1,158 shares of Common Stock held in the Stuart R. Levine Revocable Trust, a trust in which Mr. Levine is the trustee.

36     Broadridge 2019 Proxy Statement

Ownership of Common Stock by Management and Certain Beneficial Owners

The following table sets forth the amount of beneficial ownership of each beneficial owner of more than five percent of our Common Stock:

Beneficial Owner	Number of Shares	Percentage of Shares Beneficially Owned
The Vanguard Group, Inc.(1)	14,513,426	12.43%
BlackRock, Inc.(2)	9,623,811	8.2%
Janus Henderson Group plc(3)	6,778,106	5.8%
(1)	Based on information as of December 31, 2018 contained in a Schedule 13G/A filed on February 11, 2019 by The Vanguard Group, Inc. (“Vanguard Group”), Vanguard Group reported that it has beneficial ownership of 14,513,426 shares of Common Stock, which includes 107,280 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard Group, as a result of its serving as investment manager of collective trust accounts, and 106,357 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard Group, as a result of its serving as an investment manager of Australian investment offerings. Vanguard Group has sole voting power with respect to 143,384 shares of Common Stock, sole dispositive power with respect to 14,334,326 shares of Common Stock, shared voting power with respect to 37,468 shares of Common Stock and shared dispositive power with respect to 179,100 shares of Common Stock. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)	Based on information as of December 31, 2018 contained in a Schedule 13G/A filed on February 4, 2019 by BlackRock, Inc. (“BlackRock”), BlackRock reported sole voting power with respect to 8,479,123 shares of Common Stock and sole dispositive power with respect to 9,623,811 shares of Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(3)	Based on information as of December 31, 2018 contained in a Schedule 13G/A filed on February 12, 2019 by Janus Henderson Group PLC (“Janus”), Janus, together with its affiliated entities INTECH Investment Management LLC (“INTECH”), Janus Capital Management LLC (“Janus Capital”), Janus Capital International Limited (“JCIL”), Perkins Investment Management LLC, Geneva Capital Management LLC (“Geneva”), Henderson Global Investors Limited (“HGIL”), and Janus Henderson Global Investors Australia Institutional Funds Management Limited, reported beneficial ownership of 6,778,106 shares of Common Stock, which includes 1,355,337 shares beneficially owned by INTECH, a majority-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 4,819,293 shares beneficially owned by Janus Capital, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 506,082 shares beneficially owned by Geneva, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 24,491 shares beneficially owned by HGIL, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, and 72,903 shares beneficially owned by JCIL, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser. Janus has shared voting and dispositive power with respect to 6,778,106 shares of Common Stock. The address of Janus is 201 Bishopsgate EC2M 3AE, United Kingdom.

Broadridge 2019 Proxy Statement      37

Proposal 2 — Advisory Vote to Approve the Compensation of our Named
Executive Officers (the Say on Pay Vote)

In recognition of the interest the Company’s stockholders have in the Company’s executive compensation policies and practices, and in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), this proposal provides the Company’s stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules in this Proxy Statement.

At the 2018 Annual Meeting, approximately 95% of the votes cast on the Say on Pay Vote were voted in favor of the proposal. The Compensation Committee discussed the results of this advisory vote in connection with its review of compensation decisions.

As described in more detail in the Compensation Discussion and Analysis beginning on page 40 of this Proxy Statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured to align each executive’s interests with the interests of our stockholders. Provided below are a few highlights of our performance and our executive compensation policies and practices in fiscal year 2019.

•	Pay for Performance. The mix of compensation elements for the Named Executive Officers, and particularly the CEO, is more heavily weighted towards variable, performance-based compensation than for the balance of the Company’s executive officers. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held most accountable for results. For 2019, approximately 85% of the target TDC of our current CEO, Mr. Gokey, approximately 90% of the target TDC of Mr. Daly in his former role as CEO, and approximately 77% of the target TDC of our other Named Executive Officers (on average), is at risk and tied primarily to the growth and profitability of the Company.

As discussed in the 2019 Financial Performance Highlights section beginning on page 41 of this Proxy Statement, in fiscal year 2019, we reported strong financial performance including record closed sales results.

In addition, at the request of the Compensation Committee, during fiscal year 2019, FW Cook conducted a peer group review of the alignment between the Company’s performance and actual or realizable pay outcomes over Broadridge’s most recently completed one- and three-fiscal year periods for the Named Executive Officers. The analysis indicated alignment of pay and performance at Broadridge over the periods analyzed and did not identify material weakness in the design of the Company’s executive compensation program or the competitiveness of the officers’ target TDC levels.

In line with the Company’s strong overall financial performance in fiscal year 2019, the annual cash incentive payments for the Named Executive Officers ranged from 111% to 120% of their targets. In addition, because of our strong EPS performance in fiscal years 2018 and 2019, performance-based RSU awards were earned at 120% of their target amounts.

Based on these factors, the Compensation Committee concluded that fiscal year 2019 compensation was well aligned with our performance for the year and that the connection between pay and performance is strong.

•	Pay Targeted at Median. Our goal is to position total target compensation at the median of the external market for the Named Executive Officers. On an individual basis, target compensation for each Named Executive Officer may be set above or below median based on a variety of factors including time in position, sustained performance over time, readiness for promotion to a higher level, and skill set and experience relative to external market counterparts. Actual compensation varies above or below the target level based on the degree to which specific performance goals are attained in the variable incentive plans, changes in stock value over time, and the individual performance of each executive.
•	Risk Mitigation and Corporate Governance Policies and Practices. The Company has certain policies in place to minimize excessive risk taking such as a clawback policy and a policy that prohibits the hedging or pledging of the Company’s securities. In addition, in consultation with FW Cook, the Compensation Committee reviewed the compensation programs for all Broadridge employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

38     Broadridge 2019 Proxy Statement

Proposal 2 — Advisory Vote to Approve the Compensation of our Named
Executive Officers (the Say on Pay Vote)

The stockholder vote on this proposal is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers. This vote is advisory and will not be binding on the Company. However, the Board of Directors and the Compensation Committee will review and consider the voting results when evaluating future compensation decisions relating to our Named Executive Officers.

We request that stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

Required Vote

The affirmative vote of a majority of votes cast at the 2019 Annual Meeting, in person or by proxy, and entitled to be voted on this proposal at the Annual Meeting is required for advisory approval of the proposal, provided that a quorum is present. Abstentions and broker non-votes will be included in determining whether there is a quorum. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of our Named Executive Officers as Disclosed in this Proxy Statement

Broadridge 2019 Proxy Statement     39

Executive Compensation

Compensation Discussion and Analysis

This section of the Proxy Statement explains the design and operation of our executive compensation program with respect to the following Named Executive Officers listed on the Summary Compensation table on page 63.

Name	Title
Timothy C. Gokey	President and CEO
Richard J. Daly	Executive Chairman of the Board, Former CEO
James M. Young	Corporate Vice President and CFO
Christopher J. Perry	Corporate Senior Vice President, Global Sales, Marketing and Client Solutions
Robert Schifellite	Corporate Senior Vice President, Investor Communication Solutions
Adam D. Amsterdam	Corporate Vice President and General Counsel
Executive Summary

Philosophy and Objectives of our Executive Compensation Program

The philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program tied to performance and aligned with the interests of our stockholders. Our objective is to recruit and retain top caliber executive officers and other key employees to deliver sustained high performance to our stockholders.

Within this framework, we observe the following principles:

•
Hire and motivate talented executive officers: Base salaries and target incentive compensation opportunities are designed to be market competitive to attract, engage and retain executives who will help ensure our future success. In addition, our program is designed to motivate and inspire behavior that fosters a high-performance culture while maintaining a reasonable level of risk and adherence to the highest standards of overall corporate governance.

•
Pay for performance: Our program is designed to provide a clear line of sight and connection between compensation and performance, both individual and organizational. A significant portion of each executive’s pay varies based on organizational, individual and, where appropriate, divisional performance.

•
Align compensation with stockholder value: We align the interests of our executives with stockholders by ensuring that their compensation is heavily weighted towards variable, performance-based compensation. We use a combination of short-term and long-term incentives to motivate our executives to meet performance goals in a manner that supports our longer-term strategic objectives, with a significant portion of our executives’ compensation opportunity linked to our Common Stock.

   ➤   Our annual cash incentive program is designed to reward annual performance as measured by achievement against pre-set annual financial and operating goals that are closely aligned to our operating plan.

   ➤   Our long-term equity incentive compensation program is designed to align executive officer financial interests with those of stockholders and to help improve our long-term profitability and stability through the attraction and retention of superior talent.

40     Broadridge 2019 Proxy Statement

The components of our executive compensation program are outlined below:

	Base Salary (Page 50)	Annual Cash Incentive (Page 51)		Performance-Based RSUs (Page 55)	Stock Options (Page 55)
Who receives	All Named Executive Officers
Form of delivery	Cash			Equity
Performance period	Ongoing	One year		Two years, plus additional vesting period (total 30-month vesting period)	Four-year vesting period
Performance measures	N/A	•	Three financial measures for corporate officers plus three financial measures for divisional officers	Compensation Adjusted EPS	Stock price appreciation
		•	Client satisfaction goals
		•	Individual strategic and leadership goals
Link to Compensation and Business Objectives	Attract and retain executive talent	Focus executive officers on achieving targeted annual financial and operating results		Focus executive officers on EPS growth, which drives long-term value to stockholders	Align executive officers with stockholders through mutually beneficial interest in driving stock price appreciation

We also provide additional benefits, including retirement plans and modest perquisites, as described beginning on page 57.

2019 Financial Performance Highlights

In fiscal year 2019, we achieved another year of strong financial performance. Our strong financial results enabled the Company to generate total shareholder return of 13% for the one-year period ended June 30, 2019, and total shareholder return of 27% for the three-year period ended June 30, 2019, resulting in performance within the top quartile of companies in the S&P 500 over the three-year period. Our total return is calculated as the annualized rate of return reflecting our Common Stock price appreciation plus the reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends.

We continued to return capital to our stockholders through share repurchases and increased levels of dividends, while also investing in our business through acquisitions.

Disciplined stewardship of our capital remains a key focus for Broadridge, and we continued to pursue a balanced, long-term approach this year. We generated free cash flow of $544 million in fiscal year 2019, and we utilized this cash to invest in our growth and return capital to our stockholders while maintaining our leverage at targeted levels.

During the fiscal year, we repurchased three million shares for a total amount of $367 million, net of proceeds from the exercise of stock options. In total, in fiscal year 2019, we returned $578 million to stockholders in the form of dividends and share repurchases.

The Board increased the annual dividend amount declared by 33% during fiscal year 2019. Also, in August 2019, the Board increased our annual dividend amount for fiscal year 2020 by 11% to $2.16 per share, subject to the discretion of the Board to declare quarterly dividends. With this increase, our annual dividend has increased for the 13th consecutive year since becoming a public company, and the eighth consecutive year of a double-digit increase.

Broadridge 2019 Proxy Statement     41

## Financial Highlights

*(dollars in millions, except per share amounts)*

GAAP    Non-GAAP Adjusted(1)    Compensation Adjusted(2)

### Total Revenues

$4,330
$4,362
+1%
'18
'19

### Recurring Fee Revenues

$2,610
$2,759
+6%
'18
'19

### Closed Sales

$215
$233
+9%
'18
'19

### EBT

$561
$607
+8%
$646
$701
+9%
$640
$712
+11%
'18
'19
'18
'19
'18
'19

### Fee-Based Revenues

$2,817
$2,901
+3%
$2,785
$2,933
+5%
'18
'19
'18
'19

### EPS

$3.56
$4.06
+14%
$4.19
$4.66
+11%
$3.76
$4.08
+9%
'18
'19
'18
'19
'18
'19

(1) Note that the adjusted measures presented in this section are Non-GAAP measures. For information on the Company's use of Non-GAAP financial measures, see "Non-GAAP Financial Measures" on page 61 of this Proxy Statement.

(2) Our performance-based compensation uses Non-GAAP financial measures that are further adjusted as set forth in the 2018 Omnibus Plan. We refer to these measures as "Compensation Adjusted" measures. For information on the Company's use of Compensation Adjusted metrics, see pages 61-62 of this Proxy Statement.

## Strong Capital Return to Stockholders

**$969 million** returned to stockholders through dividends and share repurchases in fiscal years 2018 and 2019

*(dollars in millions)*

$578
$367
+48%
$391
$225
$211
$166
2018
2019
Dividends
Share Repurchases

## Acquisitions

**$552 million** invested in acquisitions in fiscal years 2018 and 2019

*(dollars in millions)*

$398
$153
2018
2019

**2019**

**TDA Custody and Trust Assets**
Trust and custody assets

**RPM** TECHNOLOGIES
Canadian provider of enterprise wealth management software solutions

**ROCKALL**
Securities-based lending and collateral management solutions

**2018**

**MackayWilliams**
Data and research provider for European funds

**Morningstar, Inc.'s 15(c) Services**
Investment management and compliance solutions

**SPENCE JOHNSON**
Institutional data, market intelligence, analytics, and consulting services to asset management firms

**FundAssist**
Regulatory and disclosure document management

**SUMMIT**
Full-service financial document management solutions

**activepath**
Digital technology solutions

42     Broadridge 2019 Proxy Statement

Acquisitions are an important part of our strategy. We invested a total of $398 million on three acquisitions in fiscal year 2019 that will further strengthen and grow our capabilities, particularly in our wealth management business. In May 2019, we acquired Rockall Technologies Limited, a market leading provider of securities-based lending (“SBL”) and collateral management solutions for wealth management firms and commercial banks. The acquisition expands our core front- to back-office wealth capabilities, providing innovative SBL and collateral management technology solutions to help firms manage risk and optimize clients’ securities lending and financing needs.

In June 2019, we acquired RPM Technologies (“RPM”), a leading Canadian provider of enterprise wealth management software solutions. This acquisition brings important new capabilities and next-generation technology to our clients. RPM’s technology platforms build on our Canadian wealth management business, providing a solution set for the retail banking sector with enhanced mutual fund and deposit manufacturing capabilities.

In June 2019, we acquired the retirement plan custody and trust assets from TD Ameritrade Trust Company, a subsidiary of TD Ameritrade Holding Company. The acquisition expands our suite of solutions for the growing qualified and non-qualified retirement plan services market and the support it provides for third-party administrators, financial advisors, record-keepers, banks, and brokers.

2019 Compensation Highlights

Our goal is to position the total target compensation for the Named Executive Officers at the median of the external market. On an individual basis, target compensation for executive officers including our Named Executive Officers, is set above or below the median based on a variety of factors including time in position, sustained performance over time, readiness for promotion to a higher level, and skill set and experience relative to external market counterparts. Actual compensation varies above or below the target level based on the degree to which specific performance goals are attained in the variable incentive plans, changes in stock value over time, and the individual performance of each executive.

The performance metrics utilized in the Company’s short-term and long-term incentive plans align with Broadridge’s operating plan and stockholder value. Strong engagement and leadership displayed by our Named Executive Officers drives a clear line of sight to these metrics across the Company.

•	Line of sight is the degree to which an employee can directly see how his or her contributions influence the performance measures being evaluated.
•	We design our rewards and performance goals so executives see a common line of sight between their goals and the organization’s goals.
•	We believe that aligning executives with Broadridge’s strategic goals is critical to attain strategic success.

As a direct result of this alignment, Broadridge demonstrated another year of solid growth in fiscal year 2019, which supported the payouts under the short-term and long-term incentive plans. Fiscal year 2019 TDC for the Named Executive Officers reflects the Company’s strong overall performance in this fiscal year. The annual cash incentive payments for the Named Executive Officers were above their targets. In addition, performance-based RSU awards for the performance period ended in fiscal year 2019 were earned at 120% of their target amounts, reflecting average fiscal years 2018 and 2019 Compensation Adjusted EPS performance that exceeded our target performance goals.

In summary, the Compensation Committee concluded that there was strong correlation between actual pay and performance for fiscal year 2019.

Compensation Objectives and Fiscal Year 2019 Compensation Actions

CEO Transition Pay Decisions

In connection with the CEO transition, in November 2018, the Board approved several changes to the fiscal years 2019 and 2020 compensation of Mr. Gokey and Mr. Daly to reflect their new roles.

Mr. Gokey’s compensation was increased upon his promotion to the role of CEO effective on January 2, 2019. In determining Mr. Gokey’s pay changes, the Board took numerous factors into consideration, including Mr. Gokey’s

Broadridge 2019 Proxy Statement     43

over nine years of performance in senior leadership roles at Broadridge, his role as a newly-appointed CEO, and the target compensation of CEOs of our Peer Group (as defined below).

•	Base Salary: Mr. Gokey’s base salary increased from $700,000 to $875,000.
•	Annual Cash Incentive: Mr. Gokey’s fiscal year 2019 cash incentive award target increased from 130% to 150% of his base salary. Because the transition occurred in the middle of the fiscal year, Mr. Gokey’s fiscal year 2019 cash incentive award was pro-rated for the portion of the year that he served as COO and the portion he served as CEO and was based on his annual base salary rate as of June 30, 2019.
•	Equity Incentive: Due to his change in role in the middle of fiscal year 2019, Mr. Gokey’s annual performance-based RSU award was granted in October 2018 at his COO target award level of $1,300,000. In November 2018 in connection with his promotion, he received a one-time performance- based RSU grant with a target value of $806,250, and his annual stock option award granted in February 2019 was at the increased target value of $2,375,000 approved by the Board in connection with his promotion. Mr. Gokey’s annual equity incentive target was increased to $6,100,000 for fiscal year 2020 to reflect his new role as CEO.

Mr. Daly’s compensation was also evaluated and modified as part of the transition.

•	Base Salary: Mr. Daly’s base salary decreased from $975,000 to $750,000.
•	Annual Cash Incentive: Mr. Daly’s fiscal year 2019 cash incentive target decreased from 165% to 125% of his base salary in connection with his change of role to Executive Chairman effective on January 2, 2019. Because the transition occurred in the middle of the fiscal year, Mr. Daly’s fiscal year 2019 cash incentive target was pro-rated for the portion of the year he served as CEO and the portion he served as Executive Chairman and was based on his annual base salary rate as of June 30, 2019.
•	Equity Incentive: Due to Mr. Daly’s role in ensuring a smooth transition, the Board determined that his annual equity incentive target would remain unchanged in fiscal year 2019. Mr. Daly’s annual equity incentive target was decreased from $7,000,000 to $2,812,500 for fiscal year 2020 to reflect his new role as Executive Chairman.

Additional Compensation Actions

Compensation Component	2019 Compensation Actions
Base Salary	•	Base salary increases approved for fiscal year 2019 in September 2018 to the Named Executive Officers, averaging 5.5%
Annual Cash Incentive Compensation	•	Annual cash incentive targets and performance goals were established early in the fiscal year
	•	The Executive Officer Annual Incentive Compensation Plan (the “Officer Bonus Plan”) was approved by the Board upon the recommendation of the Compensation Committee
	•	Payments for the Named Executive Officers ranged from 111% to 120% of their targets based on achievement of financial, client satisfaction and strategic and leadership goals
Long-Term Equity Incentive Compensation	•
Performance-based RSUs granted in October 2017 were earned at 120% of target, based on fiscal years 2018 and 2019 Compensation Adjusted EPS performance. These awards will vest in April 2020 subject to continued employment

	•	Performance-based RSUs were granted in October 2018. Achievement will be based on fiscal years 2019 and 2020 Compensation Adjusted EPS performance
	•	Stock options were granted in February 2019

44     Broadridge 2019 Proxy Statement

Summaries of Target Compensation for Named Executive Officers

Summaries of the fiscal years 2019 and 2020 target TDC of the CEO and Executive Chairman reflecting the CEO transition, and the fiscal year 2019 target TDC of the other NEOs, as approved by the Compensation Committee, are set forth in the tables below. The compensation presented in these tables differs from the compensation presented in the Summary Compensation table, which can be found on page 63 of this Proxy Statement and is not a substitute for such information.

Fiscal Years 2019 and 2020 CEO and Executive Chairman Target TDC

		Base Salary		Annual Cash Incentive			Annual Equity Incentive
Name	Year	Annual Value	Fixed Cash as % of Target TDC	Cash Incentive Target as % of Base	Target Value	Cash Incentive Target as % of Target TDC	Target Value	Equity as % of Target TDC	Target TDC

Timothy C. Gokey	FY20		$900,000	11%	150%	$1,350,000	16%	$6,100,000	73%	$8,350,000
	FY19	(1)	$875,000	15%	140%	$1,225,000	21%	$3,675,000	64%	$5,775,000
Richard J. Daly	FY20		$750,000	17%	125%	$937,500	21%	$2,812,500	63%	$4,500,000
	FY19	(2)	$750,000	8%	145%	$1,087,500	12%	$7,000,000	79%	$8,837,500
(1)	Mr. Gokey’s compensation was increased upon his promotion to the role of CEO effective on January 2, 2019. The fiscal year 2019 salary above is his annual base salary rate as of June 30, 2019. His fiscal year 2019 cash incentive award was pro-rated based on the portion of the year that he served as COO and the portion he served as CEO. Due to his change in role in the middle of fiscal year 2019, Mr. Gokey’s annual performance-based RSU award was granted in October 2018 at his COO target award level and his annual stock option award was granted in February 2019 at his CEO target award level. He also received a one-time performance-based RSU grant with a target value of $806,250 in November 2018 in connection with his promotion that is not included in the table above.
(2)	Mr. Daly’s base salary and cash incentive target compensation were decreased upon his change of role to Executive Chairman effective on January 2, 2019. The fiscal year 2019 salary above is his annual base salary rate as of June 30, 2019. His fiscal year 2019 cash incentive target was pro-rated based on the portion of the year he served as CEO and the portion he served as Executive Chairman.

Fiscal Year 2019 Other NEO Target TDC

	Base Salary		Annual Cash Incentive			Annual Equity Incentive
Name	Annual Value	Fixed Cash as % of Target TDC	Cash Incentive Target as % of Base	Target Value	Cash Incentive Target as % of Target TDC	Target Value	Equity as % of Target TDC	Target TDC

James M. Young	$590,892	19%	90%	$531,803	17%	$1,950,000	63%	$3,072,695
Christopher J. Perry(1)	$619,030	26%	140%	$866,642	36%	$890,000	37%	$2,375,672
Robert Schifellite	$612,670	23%	115%	$704,570	27%	$1,333,000	50%	$2,650,240
Adam D. Amsterdam	$493,985	26%	80%	$395,188	21%	$981,000	52%	$1,870,173
(1)	In addition to the annual performance-based RSU grant in October 2018, Mr. Perry received a special time-based RSU award in February 2019 for retention purposes that is not included in the table above. See page 56 of this Proxy Statement for additional information.

Broadridge 2019 Proxy Statement     45

Executive Total Compensation Mix

A significant portion of the CEO and other Named Executive Officer target TDC is variable, performance-based compensation. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held most accountable for results.

(1)	Other NEO Target TDC is an average of the annualized total compensation of Mr. Young, Mr. Perry, Mr. Schifellite, and Mr. Amsterdam.

Actual Performance-Based Compensation Earned by Named Executive Officers

As a result of the Company’s strong financial performance in fiscal year 2019, the Named Executive Officers earned the following performance-based cash incentive award and long-term equity incentive award payouts reflecting the Company’s performance (excluding stock options).

	Cash Incentive			Long-Term Incentive
Name	Cash Incentive Target ($)	Achievement as % of Target	Cash Incentive Payout ($)	Target at Time of Grant ($)	Target Units Granted October 1, 2017	LTI Achievement (%)	LTI Units Vesting April 1, 2020	RSUs Vesting (as of June 28, 2019) ($)(1)

Timothy C. Gokey	$1,225,000	117.1%	$1,434,109	$975,000	12,813	120%	15,375	$1,963,080
Richard J. Daly	$1,087,500	117.1%	$1,273,136	$3,000,000	39,426	120%	47,311	$6,040,668
James M. Young	$531,803	115.8%	$615,934	$825,000	10,842	120%	13,010	$1,661,117
Christopher J. Perry	$866,642	119.6%	$1,036,590	$350,000	4,599	120%	5,518	$704,538
Robert Schifellite	$704,570	115.6%	$814,149	$500,000	6,571	120%	7,885	$1,006,757
Adam D. Amsterdam	$395,188	110.8%	$437,948	$350,000	4,599	120%	5,518	$704,538
(1)	Based on the closing price of our Common Stock of $127.68 per share on June 28, 2019, which was the last trading day of fiscal year 2019.

Continuing Stockholder Support for our Compensation Programs

Each year, the Company provides stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers. At the 2018 Annual Meeting, stockholders continued their strong support of our executive compensation program with 95% of the votes cast in favor of the proposal (excluding broker non-votes). Based on the outcome of the annual Say on Pay Vote, the Compensation Committee believes that the Company’s current executive compensation program is aligned with the interests of the Company’s stockholders. Accordingly, the Compensation Committee decided to retain the core elements and pay-for-performance design of our executive compensation program for fiscal year 2019.

The Compensation Committee will continue to consider the outcome of the Say on Pay Vote and the views of our stockholders when making future compensation decisions for the Named Executive Officers.

46     Broadridge 2019 Proxy Statement

Compensation Governance Policies and Practices

The Company has the following policies and practices in place in order to minimize excessive risk taking and meet best practices in compensation governance:

What We Do:		What We Don’t Do:

✔	Design compensation programs that do not encourage excessive risk taking	✘	Enter into employment agreements with NEOs
✔	Maintain a clawback policy that permits the Company to recover annual and long-term incentives	✘	Provide tax gross-ups in the event of a change in control
✔	Maintain a severance policy that provides for “double-trigger” change in control for cash payments and equity vesting	✘	Pay dividends or dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs
✔	Prohibit hedging or pledging of the Company’s securities by our executive officers, our directors, and employees	✘	Provide excessive perquisites for our officers or directors
✔	Maintain stock ownership guidelines for executive officers, including a rigorous 6x base salary requirement for the CEO	✘	Permit stock option repricing without stockholder approval or grants of discount stock options
✔	Have stock retention and holding period requirements
✔	Engage an independent compensation consultant for the Compensation Committee that does no other work for the Company
✔	Require executives to agree to be bound by a restrictive covenant agreement containing non-competition, non-solicitation and confidentiality provisions
✔	Provide stockholders an annual Say on Pay Vote
✔	Require a significant portion of NEO Target Direct Compensation be performance-based

Broadridge 2019 Proxy Statement     47

Executive Compensation

Key Roles and Processes for Executive Compensation Decision-Making

Role of the Compensation Committee and the Board of Directors

The Compensation Committee has oversight of all compensation elements provided to Broadridge’s executive officers, including the Named Executive Officers.

The Compensation Committee plays a significant role in the evolution of Broadridge’s executive compensation strategies and policies in order to ensure that our executive compensation program supports our long-term business strategies and enhances our performance and return to stockholders while not creating undue risk. Among its duties, the Compensation Committee determines and approves the total compensation of our CEO and approves the compensation for the remainder of our executive officers after taking into account the CEO’s recommendations including:

•	Review and approval of corporate incentive goals and objectives relevant to compensation
•	Evaluation of the competitiveness of each executive officer’s total compensation package
•	Approval of any changes to the total compensation package, including base salary, annual cash incentive and long-term equity incentive award opportunities

CEO Evaluation Process

The Board evaluates the performance of the CEO annually. For fiscal year 2019, the Board’s evaluation of Mr. Gokey’s performance took into account the CEO scorecard and a leadership assessment by the Board and the executive officers of the Company.

•	The CEO scorecard assessed financial and operational business performance against pre-determined goals in four categories: financial, operational excellence, human capital, and client goals. For more information on the fiscal year 2019 goals, please see the section entitled “Strategic and Leadership Goals” on page 53 of this Proxy Statement.
•	The leadership assessment addressed Mr. Gokey’s performance in four categories: strategic leadership, enabling future growth, human capital management, and stakeholder engagement.

The leadership assessment evaluations were tabulated by a third-party service provider and reviewed by the Board.

The Board used the results of both the CEO scorecard and the leadership assessment to evaluate Mr. Gokey’s performance for the fiscal year and concluded that Mr. Gokey exceeded its overall expectations. The Compensation Committee considered this evaluation of Mr. Gokey’s performance when determining the achievement of his strategic and leadership goals of his fiscal year 2019 cash incentive and setting his fiscal year 2020 base salary and incentive compensation targets.

At the beginning of each fiscal year, the Board communicates the key performance and strategic and leadership goals that the Compensation Committee wants the CEO to pursue in the upcoming fiscal year.

Executive Chairman Evaluation Process

The Board evaluates the performance of the Executive Chairman annually. For fiscal year 2019, the Board’s evaluation of Mr. Daly’s performance took into account his roles as CEO for the first half of the fiscal year and as Executive Chairman for the second half. The CEO scorecard, detailed above, was considered as part of Mr. Daly’s evaluation for the period he served as CEO.

Based on the Board’s assessment of Mr. Daly’s performance at the end of the fiscal year, they determined the level of achievement of his strategic and leadership goals for his fiscal year 2019 cash incentive and approved his fiscal year 2020 base salary and incentive compensation targets.

Role of the Independent Consultant

The Compensation Committee engages FW Cook as its independent compensation consultant to provide compensation market analysis and insight with respect to the compensation of our executive officers and directors. In addition, FW Cook gives the Compensation Committee advice regarding selection of the Peer Group companies (as defined below), market competitive compensation, executive compensation trends, and governance and regulatory updates. FW Cook also provides ongoing assistance in the design and structure of the variable incentive plans, including the selection of performance metrics and the setting of performance goals.

48     Broadridge 2019 Proxy Statement

Executive Compensation

The Compensation Committee annually reviews the independence of FW Cook and, in fiscal year 2019, concluded that FW Cook is independent and their work has not raised any conflicts of interest. FW Cook reports to the Compensation Committee, does not perform any other services for the Company, and has no economic or other ties to the Company or the management team that could compromise their independence or objectivity. Please see the “Corporate Governance” section on page 24 of this Proxy Statement for additional information about the role of FW Cook.

Role of Management

Our CEO makes recommendations to the Compensation Committee with respect to the base salaries, annual cash incentive awards and long-term incentive awards for executive officers, within the framework of the executive compensation program approved by the Compensation Committee and taking into account FW Cook’s review of market competitive compensation data on behalf of the Compensation Committee. These recommendations are based upon the CEO’s assessment of each executive officer’s performance, the performance of the individual’s respective business or function, and retention considerations. The Compensation Committee considers the CEO’s recommendations in its sole discretion. Our CEO does not make recommendations with respect to his or her own or our Executive Chairman’s compensation.

Peer Group Selection and Market Data

Broadridge refers to a peer group in establishing executive officer target compensation. The list of companies determined to be Broadridge’s peers for executive officer compensation benchmarking purposes is reviewed annually by the Compensation Committee. Fiscal year 2019 target compensation was determined by the Compensation Committee in August 2018 taking into account the Peer Group established earlier in 2018 and set out below.

How the Peer Group was chosen:

•	Comparable businesses operating in similar industries
•	Within a reasonable range of revenue, market capitalization, operating income, total assets and number of employees compared to Broadridge, with revenue as the primary measure
•	Similar cost structures, business models, and compensation models
•	Similar level of global presence

How we use the Peer Group:

•	As a reference point to assess the competitiveness of base salary, incentive targets, and TDC awarded to the Named Executive Officers
•	As information on market practices in connection with compensation plan design, share utilization and share ownership guidelines
•	To compare Company performance and validate whether executive compensation programs are aligned with Company performance
The Compensation Committee, with the assistance of its independent compensation consultant, FW Cook, determined that the following 16 companies are Broadridge’s peers for fiscal year 2019 compensation benchmarking purposes (the “Peer Group”):

• Alliance Data Systems Corporation • CA, Inc.(1) • Convergys Corporation(1) • CoreLogic, Inc.	• DST Systems, Inc.(1) • The Dun & Bradstreet Corporation(1) • Equifax Inc. • Euronet Worldwide, Inc.	• Fidelity National Information Services, Inc. • Fiserv, Inc. • Global Payments Inc. • IHS Markit Ltd.	• Paychex, Inc. • Total System Services, Inc. • Vantiv, Inc.(2) • The Western Union Company
(1)	These companies were acquired after the Company’s compensation review for fiscal year 2019.
(2)	Vantiv, Inc. was renamed Worldpay, Inc. after the Company’s compensation review for fiscal year 2019 in connection with its acquisition by Worldpay Group PLC.

Broadridge 2019 Proxy Statement     49

Executive Compensation

No changes were made by the Compensation Committee to our Peer Group for use in fiscal year 2019 compensation benchmarking from the Peer Group used for the prior fiscal year.

At the time of the Compensation Committee’s compensation review, Broadridge was at the 68th percentile for revenue and the 39th percentile of the average of all measures compared with the Peer Group (revenue, market capitalization, operating income, total assets, and total employees).

Peer Group data is considered a primary source of information for the determination of both market practices and market compensation levels for the Named Executive Officers. As there is limited data on positions other than the CEO and CFO in the Peer Group data, the Compensation Committee also reviews data from three national survey sources related to general industry and technology companies, size-adjusted for Broadridge’s total revenues, or in the case of the role of Mr. Schifellite, size-adjusted for the total revenues of the business he manages, when it considers the market competitiveness of Named Executive Officer compensation levels and/or market practices. The survey providers utilized are Willis Towers Watson, Aon Hewitt and Aon Radford. The Compensation Committee does not review the specific companies included in these surveys and the data presented to the Compensation Committee is general and not specific to any particular subset of companies.

Elements of Executive Compensation

Base Salary

The Compensation Committee reviews the base salaries of the Named Executive Officers in the first quarter of the Company’s fiscal year. In fiscal year 2019, the Compensation Committee approved base salary increases, effective September 1, 2018. Mr. Gokey’s base salary increase reflected the increased responsibilities associated with his COO role. The increases for the other Named Executive Officers were in recognition of their continued strong performance and comparison to market pay levels for their roles.

Name	Fiscal Year 2018 Base Salary	Change	Fiscal Year 2019 Base Salary
Timothy C. Gokey	$636,540	10.0%	$700,000
Richard J. Daly	$928,288	5.0%	$975,000
James M. Young	$562,754	5.0%	$590,892
Christopher J. Perry	$601,000	3.0%	$619,030
Robert Schifellite	$583,495	5.0%	$612,670
Adam D. Amsterdam	$470,463	5.0%	$493,985

In addition, in connection with the CEO transition, the Compensation Committee approved the following changes to the base salaries of Mr. Gokey and Mr. Daly based on their new roles as CEO and Executive Chairman, respectively, effective January 2, 2019.

Name	Base Salary Prior to CEO Transition	Change	Base Salary After CEO Transition
Timothy C. Gokey	$700,000	25.0%	$875,000
Richard J. Daly	$975,000	(23.1)%	$750,000

50     Broadridge 2019 Proxy Statement

Executive Compensation

Incentive Compensation

Broadridge provides both annual and long-term performance-based compensation to all of its executive officers, including the Named Executive Officers. The Officer Bonus Plan was approved by the Board of Directors in November 2018. This plan formalizes our current practices and provides the framework for the calculation and payment of annual performance-based cash incentives to our Named Executive Officers and other executive officers.

At the 2018 Annual Meeting, the Company’s stockholders approved the 2018 Omnibus Plan. All equity awards granted on or after the date of stockholder approval are being granted under the 2018 Omnibus Plan.

The following discussion contains information regarding certain performance measures and goals. These measures and goals are disclosed in the limited context of our executive compensation program and are defined in the “Explanation of Compensation Adjusted Non-GAAP Financial Measures” section on page 61 of this Proxy Statement. Investors should not apply these measures and goals to other contexts.

Annual Cash Incentive Compensation

The annual cash incentive compensation program was created to align the Named Executive Officers’ compensation with annual financial performance. The process by which the annual cash incentive compensation is determined is set forth below:

	What	Timing	Description	Fiscal Year 2019 Result
Step 1	Set target bonuses	Early in the fiscal year	Target bonus is a percentage of salary
NEO target bonus percentages remained unchanged from fiscal year 2018 for all NEOs, except Mr. Gokey and Mr. Daly due to the CEO transition effective January 2, 2019. Each officer has the ability to achieve between 50% and 200% of target. See pages 44-45 of this Proxy Statement for targets.

Step 2	Establish performance goals	Early in the fiscal year	Financial goals are aligned to fiscal year operating plan and reviewed and approved by the Compensation Committee.(1)	See “Financial Goals” on page 52 of this Proxy Statement.
• Corporate financial goals for all NEOs
• Divisional financial goals for divisional officers
• Client satisfaction goals for all NEOs
• Strategic and leadership goals that vary by NEO
Step 3	Calculate financial and client satisfaction achievement	After the fiscal year-end	Formulaic, based on the pre-set goals. Reviewed and approved by the Compensation Committee.(1)	See “Financial Goals” on page 52 and “Client Satisfaction Goal” on page 53 of this Proxy Statement.
Step 4	Assess the strategic and leadership performance	After the fiscal year-end	Compensation Committee reviews and approves for all NEOs with input from CEO for other NEOs.	See “Strategic and Leadership Goals” on page 53 of this Proxy Statement.
(1)	For information on how these metrics are calculated, see “Explanation of Compensation Adjusted Non-GAAP Financial Measures” on page 61 of this Proxy Statement.

Broadridge 2019 Proxy Statement     51

Executive Compensation

Officer Bonus Plan – 2019 Performance Metrics

For fiscal year 2019, the Compensation Committee determined that the annual cash incentive awards for the Named Executive Officers be calculated as follows:

Officer Bonus Plan – 2019 Performance Metrics – Financial Goals

The Compensation Committee considers the achievement of financial goals to be the most relevant measure of the Company’s overall business performance for the year; therefore, the financial goals are the most heavily weighted factors. The Compensation Committee determined that the financial goals below are aligned with the Company’s long-term growth and profitability objectives.

The Compensation Committee establishes threshold, target and maximum performance levels for each financial goal. Each level represents a different performance expectation considering factors such as the Company’s prior year performance and the Company’s operating plan growth goals.

The corporate financial goals used to score the annual cash incentives of the Named Executive Officers are set forth below.

In addition to the corporate financial goals, Mr. Schifellite’s bonus plan includes divisional adjusted EBT, closed sales and fee-based revenue goals based on the performance of our ICS business segment. The corporate financial goals and those of the ICS segment are given equal weight in the determination of his cash incentive award.

The Company has not disclosed the targets and ranges pertaining to the ICS segment because this information is not otherwise publicly disclosed, and the Company believes it would cause competitive harm to do so in this Proxy Statement. The financial goals were set above last year’s achievement and the outcome was substantially uncertain at the time the goals were set. Achievement of Mr. Schifellite’s divisional goals ranged from 98% to 102% in fiscal year 2019, 105% to 156% in fiscal year 2018, and 93% to 114% in fiscal year 2017. For fiscal year 2019, the weighted-average score of the ICS segment financial goals was 99%.

52     Broadridge 2019 Proxy Statement

Executive Compensation

Mr. Perry’s bonus plan has two components, each with a target of 70% of his base salary:

•	Corporate Goals Component, which is comprised of the corporate financial goals described above, as well as client satisfaction and strategic and leadership goals. This component is scored in the same manner as the annual cash incentive awards of the other corporate Named Executive Officers.
•	Sales Incentive Component, which is scored based on Broadridge’s closed sales achievement.

Officer Bonus Plan – Client Satisfaction Goal

Broadridge conducts a client satisfaction survey for each of its major business units annually. Each year, threshold, target and stretch goals are established, with target and stretch award levels generally based on exceeding the prior year’s performance. The results of the client satisfaction survey are included as a component of the bonus plan because of the importance of client retention to the achievement of Broadridge’s revenue goals.

For the Named Executive Officers, other than Mr. Schifellite, client satisfaction is the weighted-average achievement against pre-set targets in Broadridge’s client satisfaction survey of the ICS and Global Technology and Operations business segments. The score for Mr. Schifellite is based solely on the performance of the ICS segment. The percentage earned by Mr. Schifellite was 150% of target, and the percentage earned by the other Named Executive Officers was 134% of target.

Officer Bonus Plan – Strategic and Leadership Goals

Strategic and leadership achievement is included as a component of each Named Executive Officer’s bonus in order to reinforce the importance of the Company’s non-financial strategic objectives. The amounts payable on this component are determined based on the Compensation Committee’s evaluation of the Named Executive Officer’s strategic and leadership performance.

CEO

The following primary strategic and leadership goals were communicated to Mr. Gokey by the Compensation Committee at the time of his promotion to the role of CEO. The Compensation Committee evaluated Mr. Gokey’s achievement of these strategic and leadership goals which are set forth in the CEO scorecard:

CEO Strategic and Leadership Goals	Achievement
Financial Goals: Meet established financial goals and achieve top quartile total shareholder return performance	The Company achieved strong financial performance in fiscal year 2019 and three-year total shareholder return performance was in the top quartile of the S&P 500.
Financial Goals: Drive strategic growth through new products, innovation and global expansion
The Company closed three acquisitions and four strategic closed sales aligned with its strategic objectives and advanced several initiatives in capital markets and wealth management businesses, expanding its digital capabilities, blockchain, Cloud and artificial intelligence technology applications.

Human Capital Goals: Develop bench strength throughout the organization, paying special attention to increasing diversity
The Company enhanced its executive talent through a combination of external hires and promotions. Annual talent reviews were conducted with focus on the executive talent pipeline and diversity. Increased diverse representation in the U.S. executive population.

Operational Excellence and Client Goals: Ensure that operations are accurate, dependable and efficient to promote high client retention	The Company’s operational excellence is indicated by its strong client revenue retention rate of 97%, which provides a stable base for future revenue growth.

The Compensation Committee specifically considered these key accomplishments in its assessment of Mr. Gokey’s overall performance and determined to pay Mr. Gokey 135% of the target on the strategic and leadership goals portion of his cash incentive award.

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Executive Chairman

The Board separately reviewed Mr. Daly’s performance as CEO for the period prior to his role transition, and as Executive Chairman for the remainder of fiscal year 2019. The strategic and leadership goals for Mr. Daly for fiscal year 2019 included leadership of the Board and advising Mr. Gokey in his new role as CEO and on other important initiatives such as regulatory matters, digital adoption and retail shareholder engagement. Based on his overall performance, the Compensation Committee decided to pay Mr. Daly 135% of the target on the strategic and leadership goals portion of his cash incentive award.

Other Named Executive Officers

The strategic and leadership goals for the other Named Executive Officers were similar to the qualitative measures used by the Compensation Committee to evaluate the performance of Mr. Gokey; however, the goals varied by Named Executive Officer. The following key accomplishments were considered in determining the achievement of the strategic and leadership goals portion of the other Named Executive Officers’ cash incentive awards:

•	The Company’s strong financial results for fiscal year 2019
•	The successful integration of acquisitions aligned with the Company’s strategic objectives
•	Progress in the Company’s strategic initiatives
•	The Company’s strong operational performance as evidenced by its client revenue retention rates

Mr. Gokey made a recommendation to the Compensation Committee with respect to achievement of the strategic and leadership goals for each of the other executive officers (other than Mr. Daly), which the Compensation Committee reviewed in assessing their performance.

Fiscal Year 2019 Annual Officer Bonus Payments

The results of the annual officer bonus award calculations for fiscal year 2019 are detailed below. As Mr. Gokey and Mr. Daly received mid-year changes in their target percentages of base salary due to the CEO transition, their bonus targets were pro-rated for the portion of the year they served in each role.

Name	Base Salary as of June 30, 2019		Target (%)			Target ($)	Financial (70%)	Client Satisfaction (5%)	Strategic and Leadership (25%)	Earned as % of Target	Earned ($)
Timothy C. Gokey	$875,000	x	140	%(1)	=	$1,225,000	109.4%	134.2%	135.0%	117.1%	$1,434,109
Richard J. Daly	$750,000	x	145	%(1)	=	$1,087,500	109.4%	134.2%	135.0%	117.1%	$1,273,136
James M. Young	$590,892	x	90%		=	$531,803	109.4%	134.2%	130.0%	115.8%	$615,934
Robert Schifellite	$612,670	x	115%		=	$704,570	104.4%	150.0%	140.0%	115.6%	$814,149
Adam D. Amsterdam	$493,985	x	80%		=	$395,188	109.4%	134.2%	110.0%	110.8%	$437,948
(1)	For Mr. Gokey, his target for the first half of the year was 130% of his base salary and upon his promotion to the role of CEO on January 2, 2019, it increased to 150%. For Mr. Daly, his target for the first half of the year was 165% of his base salary and it decreased to 125% on January 2, 2019 in connection with his new role as Executive Chairman.

Mr. Perry’s cash incentive target of 140% of his base salary is split between a corporate goals component and a sales incentive component.

					Corporate Goals Component					Sales Incentive Component			Total
Base Salary as of June 30, 2019		Target (%)		Total Target ($)	Target (50% of Total) ($)	Financial (70%)	Client Satisfaction (5%)	Strategic and Leadership (25%)	Earned ($)	Target (50% of Total) ($)	Closed Sales (100%)	Earned ($)	Earned as % of Target	Earned ($)
$619,030	x	140%	=	$866,642	$433,321	109.4%	134.2%	130.0%	$501,872	$433,321	123.4%	$534,718	119.6%	$1,036,590

54     Broadridge 2019 Proxy Statement

Executive Compensation

Long-Term Equity Incentive Compensation

The purpose of long-term equity incentive compensation is to align executive officer financial interests with those of stockholders, and to improve our long-term profitability and stability through the attraction and retention of superior talent.

The Company grants both stock options and performance-based RSUs to its executive officers annually to reinforce key long-term business strategies. Stock options have a 10-year term and align executive officers with stockholder interests to create long-term growth in the Common Stock price. Performance-based RSUs, which have a two-year performance period with EPS goals, reinforce year-over-year EPS growth. This metric was selected because it is Broadridge’s primary measure of long-term corporate profitability and is intended to provide alignment with stockholders’ interests.

Long-Term Equity Incentive Grants

Each executive officer has an annual long-term equity incentive target grant denoted in terms of a dollar value, which is allocated equally between stock options and performance-based RSUs. The Compensation Committee considers recommendations from the CEO with regard to grants of stock options and performance-based RSUs to executive officers other than himself and Mr. Daly. The Compensation Committee retains full responsibility for approval of individual grants. Details on the annual equity awards granted are provided in the table below.

Type of Equity	FY19 Timing	Vesting	Terms
Stock Options	August 2018: The Compensation Committee determined target dollar value for each officer. February 2019: Stock options granted.	Vest 25% per year on the anniversary date of the grant, subject to continued employment with the Company.	•	The exercise price equals the Common Stock closing price on the date of the grant (i.e., fair market value).
			•	Stock options have a 10-year maximum term.
			•	The number of stock options is determined by dividing the target value by the option’s binomial value.(1)(2)
Performance- Based RSUs	August 2018: The Compensation Committee determined the performance criteria and the target dollar value for each officer. October 2019: Performance- based RSUs granted.
Vest on April 1st of the calendar year following the two-year performance period. These awards have time-based vesting after the achievement of performance goals, resulting in a 30-month total vesting period from date of award to date of vesting.(3)
			•	The performance criteria is average Compensation Adjusted EPS for fiscal years 2019 and 2020.(4)
			•	The number of shares that can be earned based on performance ranges from 0% to 150% of the total target RSUs.
			•	The dollar target is converted into a target number of RSUs based on the average closing price of Common Stock in the month of August.(2)
(1)	The binomial value is determined using a binomial option-pricing valuation model under FASB ASC Topic 718 and based on a 30-day average closing price of Common Stock, typically determined one week prior to the Compensation Committee meeting in February.
(2)	The use of an average Common Stock closing price for purposes of converting dollar value targets into shares is intended to reduce the impact of short-term stock price volatility on individual awards, thereby mitigating the risk of a windfall or impairment to the award opportunity.
(3)	Mr. Daly’s October 2018 award provides that in the event of his retirement from the Company during the performance period, the award will vest in full on April 1, 2021 based on actual performance at the end of the performance period, subject to compliance with the restrictive covenants in his award agreement.
(4)	For information on how this metric is calculated, see “Explanation of Compensation Adjusted Non-GAAP Financial Measures” on page 61 of this Proxy Statement.

Fiscal Years 2019 and 2020 Long-Term Equity Incentive Targets

As part of our CEO transition, the Compensation Committee approved the following targets for Mr. Gokey and Mr. Daly:

	Long-Term Equity Incentive Target
Name	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2020
Timothy C. Gokey(1)	$1,950,000	$3,675,000	$6,100,000
Richard J. Daly(2)	$6,000,000	$7,000,000	$2,812,500
(1)	Mr. Gokey’s October 2018 annual performance-based RSU grant target was $1,300,000 based on the fiscal year 2019 target set for his role as COO. In November 2018, in anticipation of Mr. Gokey’s promotion to the role of CEO in January 2019, the Compensation Committee approved an increase to his fiscal year 2019 annual stock option grant target value from $1,300,000 to $2,375,000. He also received an additional one-time performance-based RSU grant with a grant date target value of $806,250 in November 2018 in connection with his promotion to the role of CEO that is not reflected in the table above.

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(2)	Mr. Daly’s fiscal year 2019 long-term incentive target reflects his role as CEO. In November 2018, in anticipation of his new role as Executive Chairman, the Compensation Committee approved a decrease in his long-term equity incentive target for fiscal year 2020 from $7,000,000 to $2,812,500.

In August 2018, the Compensation Committee approved the fiscal year 2019 long-term equity incentive award targets set out below for the Named Executive Officers, taking into account the review of the Peer Group market analysis completed by FW Cook, and the Named Executive Officers’ ongoing roles and impact on the organization:

	Long-Term Equity Incentive Target
Name	Fiscal Year 2018	Fiscal Year 2019
James M. Young	$1,650,000	$1,950,000
Christopher J. Perry(1)	$700,000	$890,000
Robert Schifelitte	$1,000,000	$1,333,000
Adam D. Amsterdam	$700,000	$981,000
(1)	In addition to the annual performance-based RSU grant in October 2018, Mr. Perry received a special time-based RSU award in February 2019 for retention purposes that is not reflected in the table above.

Fiscal Year 2019 Long-Term Incentive Awards

The Compensation Committee approved the grant of the following annual stock option and RSU awards, and one-time RSU awards during fiscal year 2019:

	Annual Stock Options		Annual RSUs		Total Annual Value ($)	One-Time RSUs		Total FY19 Value ($)
Name	Awards (#)	Value ($)	Awards (#)	Value ($)		Awards (#)	Value ($)
Timothy C. Gokey(1)	99,831	$2,375,000	10,070	$1,300,000	$3,675,000	6,560	$806,250	$4,481,250
Richard J. Daly	147,120	$3,500,000	27,112	$3,500,000	$7,000,000			$7,000,000
James M. Young	40,983	$975,000	7,552	$975,000	$1,950,000			$1,950,000
Christopher J. Perry(2)	18,705	$445,000	3,447	$445,000	$890,000	10,246	$1,000,000	$1,890,000
Robert Schifelitte	28,015	$666,500	5,163	$666,500	$1,333,000			$1,333,000
Adam D. Amsterdam	20,617	$490,500	3,799	$490,500	$981,000			$981,000
(1)	In addition to the annual performance-based RSU grant in October 2018, Mr. Gokey received a one-time performance-based RSU award in November 2018 in connection with his promotion to the role of CEO.
(2)	In addition to the annual performance-based RSU grant in October 2018, Mr. Perry received a special time-based RSU award in February 2019 for retention purposes.

Fiscal Years 2018 and 2019 Performance-Based RSU Earned Awards

The goals for performance-based RSUs granted on October 1, 2017 were set and evaluated by the Compensation Committee in August 2017. Following the end of the two-year performance period, the Compensation Committee determined that the Named Executive Officers earned 120% of the performance-based RSU target award amounts, due to the achievement of average Compensation Adjusted EPS for fiscal years 2018 and 2019 of $3.92. Broadridge’s annual Compensation Adjusted EPS achievement for fiscal years 2018 and 2019 was $3.76 and $4.08, respectively. The earned RSUs will vest and convert to shares of our Common Stock on April 1, 2020, provided that the plan participant remains actively employed with Broadridge on the vesting date.

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Additional Benefits

Retirement Plans

Broadridge provides the Named Executive Officers with retirement benefits on the same terms as those offered to other employees generally through Broadridge’s 401(k) Plan. The 401(k) Plan allows our U.S. employees to save for retirement on a tax-deferred or Roth after-tax basis, and Broadridge makes matching contributions to the 401(k) Plan to encourage participation in this plan.

In addition, the Named Executive Officers, other than Mr. Young and Mr. Perry, participate in the Company’s Supplemental Officer Retirement Plan (the “SORP”), which is a non-qualified supplemental retirement plan. The SORP provides supplemental benefits to certain executive officers and was intended to support the objective of attracting and retaining key talent by improving the market competitiveness of our overall rewards package and tying the receipt of value to continued tenure through a defined retirement age. On January 1, 2014, the SORP was closed to new participants.

The Amended and Restated Broadridge Executive Retirement and Savings Plan (the “ERSP”) is a defined contribution restoration plan that mirrors the 401(k) Plan for those executives who are not participating in the SORP. The ERSP provides specified deferred compensation benefits to a select group of U.S.-based management or highly compensated employees. The ERSP allows for voluntary associate deferrals of base salary and/or cash incentive compensation and employer contributions above the qualified defined contribution compensation and deferral limitations. Participants in the SORP are eligible to defer their cash compensation under the ERSP but are not eligible for additional benefits such as Company matching under the ERSP.

Please see the “Pension Benefits” and the “Non-Qualified Deferred Compensation” tables on pages 68 and 69 in this Proxy Statement, respectively, for further information regarding Broadridge’s retirement plans.

Executive Retiree Health Insurance Plan

Certain key executives, including all Named Executive Officers, who terminate employment with the Company after they have attained age 55 and have been credited with at least 10 years of service are eligible to participate in our Executive Retiree Health Insurance Plan. This plan is a post-retirement benefit plan pursuant to which the Company helps defray the health care costs of certain eligible key executive retirees and qualifying dependents until they reach the age of 65. This plan is intended to support the objective of attracting and retaining key talent by improving the market competitiveness of our overall rewards package.

Benefit Plans

Broadridge provides its Named Executive Officers with health and welfare benefits during active employment on the same terms as those offered to other employees.

Perquisites

Broadridge provides the Named Executive Officers with a Company-paid car or car allowance. In addition, under the Matching Gift Program, the Broadridge Foundation provides up to $10,000 per calendar year in matching of charitable contributions made to qualified tax-exempt organizations on behalf of executive officers.

These perquisites are consistent with both general industry market practice based on independent third-party executive benefit and perquisite surveys and Broadridge’s executive rewards strategy. The Compensation Committee reviewed these perquisites in fiscal year 2019 and determined that they are in line with perquisites provided by companies with which Broadridge competes for talent.

Please see the “All Other Compensation” table on page 64 of this Proxy Statement for more information regarding the perquisites provided to the Named Executive Officers.

Change in Control Severance Plan

Our CIC Plan is designed to neutralize the potential conflict our executive officers could face with a potential change in control and possible termination of employment and to facilitate our ability to attract and retain executives as we compete for talented individuals in a marketplace where such protections are commonly offered. In addition, the CIC Plan protects and

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enhances stockholder value by encouraging executive officers to evaluate potential transactions with independence and objectivity, ensuring continuity of management prior to and after a transaction, and ensuring that executive officers receive reasonable severance compensation in the event that their positions are eliminated as a result of a transaction.

All Named Executive Officers participate in the CIC Plan. The CIC Plan is a “double-trigger” plan that requires both a change in control of the Company and a subsequent qualifying termination of employment in order for the executive officer to receive any payment under the plan. Under the CIC Plan, if a participant’s employment is terminated by the Company without “cause” or by the participant for “good reason,” as those terms are defined under the CIC Plan, within a three-year period following a change in control, the participant would be eligible to receive a severance payment and certain equity awards will be accelerated.

In September 2019, the Board of Directors amended the CIC Plan (the “Amended CIC Plan”) to delete the provisions relating to accelerated vesting of equity-based compensation awards, with the intention of addressing such accelerated vesting in the applicable equity award agreements under the 2018 Omnibus Plan. The amendment is effective for awards granted more than six months after the date of the amendment unless consented to earlier by the equity award recipient.

The Compensation Committee has approved forms of award agreement for stock options, time-based RSUs and performance-based RSUs reflecting the terms of the Amended CIC Plan that provide for double-trigger accelerated vesting upon a covered termination of employment occurring within two years following a Change in Control (as defined in the 2018 Omnibus Plan) as described below.

Under the award agreements applicable to stock options and time-based RSUs, in the event a Change in Control occurs and, within two years thereafter, the participant’s employment is terminated by the Company without “cause” or, in the case of executive officers, by the participant for “good reason” (as those terms are defined in the award agreements), the participant’s unvested stock options and unvested time-based RSUs will vest in full upon such termination of employment.

In the case of performance-based RSUs, the award agreements provide that if a Change in Control occurs during the first year of the two-year performance period, the performance-based RSUs will be treated as earned at their target value, and if a Change in Control occurs during the second year of the performance period, the performance-based RSUs will be treated as earned based on actual Company performance through the last completed fiscal quarter prior to the Change in Control (with part year results annualized), subject in either case to vesting based on continued employment as required in the applicable award agreement. However, if within two years after the Change in Control, the participant’s employment is terminated by the Company without “cause” or, in the case of executive officers, by the participant for “good reason,” the portion of the performance-based RSU that is treated as earned will vest upon termination of employment.

Mr. Daly has a Change in Control Enhancement Agreement with the Company (the “Enhancement Agreement”) under which he is entitled to receive, on an item-by-item basis, the greater of the benefits and payments under the Enhancement Agreement and the CIC Plan.

Please see the “Potential Payments upon a Termination or Change in Control” section beginning on page 70 of this Proxy Statement for further information regarding the CIC Plan.

Officer Severance Plan

The Company maintains an Officer Severance Plan for executive officers, including the Named Executive Officers, in order to enhance recruitment and retention of senior officers who are key to our long-term success without the necessity of having separate employment agreements. The Officer Severance Plan provides for severance benefits when an executive officer is terminated without “cause” as defined in the Officer Severance Plan. Upon a qualifying termination, the executive officer would be eligible to receive severance payments, and the vesting of certain equity awards will continue during the severance period.

In the instance that an executive officer is due benefits or payments under both the Officer Severance Plan and the CIC Plan, the executive officer would be eligible to receive the greater of the benefits and payments and the more favorable terms and conditions determined on an item-by-item basis.

Please see the “Potential Payments upon a Termination or Change in Control” section beginning on page 70 of this Proxy Statement for further information regarding the Officer Severance Plan.

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Employment Agreements

Broadridge does not have employment agreements in place with any Named Executive Officers.

Corporate Governance Policies

Stock Ownership Guidelines and Retention and Holding Period Requirements

The Company’s stock ownership guidelines reinforce the objective of increasing equity ownership of the Company among executive officers in order to more closely align their interests with those of our stockholders. The ownership guidelines are based on each executive officer acquiring and holding a total equity value at least equal to a specified multiple of his or her annual base salary. The multiples of base salary by executive officer position are:

Level	Multiple of base salary
Chief Executive Officer	6x
Executive Chairman	6x
Chief Financial Officer	3x
President and Chief Operating Officer	4x
All other Corporate Senior Vice Presidents and Corporate Vice Presidents	2x

What Counts:

•	Shares owned outright
•	Shares beneficially owned by direct family members (spouse, dependent children)
•	Shares held in the executive’s account under a 401(k) plan or other savings plan

What Doesn’t Count:

•	Unexercised stock options
•	Unvested RSUs

The Compensation Committee has also established stock retention and holding period requirements for the executive officers. Specifically:

•	An executive officer should retain at least 50% of the net profit shares realized after the exercise of stock options or vesting of RSUs until the ownership level is reached. Net profit shares are the shares remaining after the sale of shares to finance payment of the stock option exercise price, taxes and transaction costs owed at exercise or vesting.
•	After the ownership level is met, the executive officer must continue to hold at least 50% of future net profit shares for one year.

All executive officers are in compliance with the stock retention requirement. Additionally, all executive officers currently meet or are making progress toward meeting the ownership multiples.

Clawback Policy

The Company maintains a clawback policy that requires reimbursement by an executive officer of all or part of any bonus, incentive or equity-based compensation that is paid, awarded or vests if and to the extent that: (a) the payment, grant, or vesting was predicated upon the achievement of financial results that were subsequently the subject of a financial restatement due to material noncompliance with financial reporting requirements by the Company, and (b) a lower payment, award, or vesting would have occurred based upon the restated financial results.

Under this policy, the Company will, to the extent allowable under applicable laws, require reimbursement of any bonus, incentive or equity-based compensation previously awarded or cancel any unvested, unexercised or deferred stock awards previously granted to the executive officer in the amount by which the individual executive officer’s bonus, incentive or

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equity-based compensation for the relevant period exceeded the lower amount that would have been received based on the restated financial results. However, the Company will not seek to recover bonuses, incentive or equity-based compensation that was paid or had vested more than three years prior to the date the applicable restatement is disclosed.

Pre-Clearance and Insider Trading Policy and Prohibition on Hedging and Pledging

The Broadridge trading policy for the Company’s executive officers, directors and employees provides that the Company’s executive officers, directors, certain employees or their immediate family members, family trusts or other controlled entities cannot engage in any transaction in Broadridge securities (including purchases, sales, broker assisted cashless exercises of stock options and the sale of Common Stock acquired pursuant to exercise of stock options) without first obtaining the approval of the Company’s General Counsel during a defined window period when they are not in possession of material non-public information about the Company.

The window period is generally defined as the period of time commencing on the second day after the public release by Broadridge of its quarterly and annual earnings information and ending on the date of distribution to any member of Broadridge’s senior management of the “flash” financial performance results for the second month of the then current fiscal quarter, but can be closed by the Company’s General Counsel at any time if the person seeking approval is in possession of material non-public information. The Broadridge trading policy also clarifies the obligations of Broadridge’s officers, directors and employees with respect to securities law prohibitions against insider trading.

In addition, the trading policy prohibits the Company’s executive officers, directors and employees from engaging in short sales and the purchase of any financial instrument, including prepaid variable forward contracts, equity swaps, put options, collars and exchange funds, or otherwise engaging in a transaction that is designed to, or may reasonably be expected to have the effect of, hedging or offsetting any decrease in the market value of Broadridge securities, and also prohibits holding Broadridge securities in a margin account or pledging Broadridge securities as collateral for a loan.

Impact of Accounting and Tax Considerations

As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of the compensation elements utilized by the Company.

With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of the requirements under FASB ASC Topic 718. Under its current practice, annual equity grants, including performance-based RSU and stock option grants, are made on a target value basis and then converted into a set number of RSUs and/or stock options, so as to limit the total accounting cost of the grants.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally places a limit of $1 million on the amount of compensation a public company can deduct in any year for each of its “covered employees” (which includes the current and certain former Named Executive Officers). The Compensation Committee takes into account the deductibility of compensation as a factor in determining executive compensation. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that is designed to attract, retain and reward the executive talent necessary to the success of the Company, and the Compensation Committee has retained the discretion to approve compensation that is not deductible under Section 162(m).

Effective for fiscal year 2018 and prior years, the limit on deductibility of Named Executive Officer compensation did not apply to compensation that qualified as “performance-based compensation” under Section 162(m). Accordingly, for fiscal year 2018 and prior years the Compensation Committee generally designed annual incentive awards, performance-based RSU awards and stock option grants with the intent to satisfy the requirements for the “performance-based compensation” exception in order to allow the compensation of its Named Executive Officers in excess of the Section 162(m) limit to be deductible. However, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact satisfies such requirements.

Effective for fiscal years beginning after December 31, 2017, amendments to Section 162(m) generally repealed the exception for “performance-based compensation” and modified the definition of “covered employees” to include the CFO and certain former Named Executive Officers of the Company. In making future compensation decisions, the Compensation Committee intends to take into account any available grandfather provisions to preserve the deductibility of previously granted compensation under the amendments to Section 162(m). However, due to the repeal of the exceptions under Section 162(m) described above, effective for fiscal years beginning after December 31, 2017, compensation paid to our covered executive officers in excess of the $1 million limit under Section 162(m) will generally not be deductible.

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Executive Compensation

Non-GAAP Financial Measures

Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures

Certain financial results in the Proxy Summary and the 2019 Financial Performance Highlights sections are Non-GAAP financial measures. These Non-GAAP measures include Adjusted EBT and Adjusted EPS, and they should be viewed in addition to, and not as a substitute for, our reported results.

Our Non-GAAP Adjusted earnings results exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance.

Our Non-GAAP Adjusted EBT and Adjusted EPS measures for fiscal year 2019 excluded:
•	Amortization of Acquired Intangibles and Purchased Intellectual Property
•	Acquisition and Integration Costs

Our Non-GAAP Adjusted EBT and Adjusted EPS measures for fiscal year 2018 excluded:
•	Amortization of Acquired Intangibles and Purchased Intellectual Property
•	Acquisition and Integration Costs
•	Tax Act items
•	Gain on Sale of Securities

Please see “Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures” on pages 26 and 27 of the Annual Report to Stockholders accompanying this Proxy Statement, which can also be found on our website at www.broadridge.com, for more information on the use of these Non-GAAP financial measures and a reconciliation of these Non-GAAP measures to their most directly comparable GAAP measures.

Explanation of Compensation Adjusted Non-GAAP Financial Measures

We use a variety of performance metrics when setting the incentive compensation performance goals at the beginning of the fiscal year. These metrics are:

•	Compensation Adjusted EBT – annual cash incentive award

•	Closed Sales – annual cash incentive award

•	Compensation Adjusted Fee-Based Revenues – annual cash incentive award

•	Compensation Adjusted EPS – performance-based RSUs

As a consequence of the importance of Non-GAAP financial measures in managing our business, the Compensation Committee utilizes certain Non-GAAP measures in the executive officer compensation process. The Compensation Committee may further adjust these metrics as set forth in the 2018 Omnibus Plan to ensure that the measurement of performance reflects factors that management can directly control and so payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business.

Compensation Adjusted EBT is defined as the Company’s GAAP EBT, as adjusted by $94 million to exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. In calculating achievement of this goal, pre-set adjustments were also applied by the Compensation Committee to exclude the impact of:

•	Reorganization and restructuring programs to the extent they result in aggregate net gain, loss, change or expense in excess of $6 million ($4 million on an after-tax basis)

•	Acquisitions or divestitures closed during the fiscal year and not included in the operating plan

•	Foreign currency exchange gains and losses to the extent they vary from the Company’s operating plan by more than $2 million

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Closed Sales is the total recurring fee revenue closed sales in the fiscal year. Closed sales represent an estimate of the expected recurring annual fee revenues for new client contracts that were signed by Broadridge in the current reporting period. Closed sales does not include event-driven or distribution activity. A sale is considered closed when the Company has received the signed client contract. The amount of the Closed sale is an estimate of annual revenues based on client volumes or activity. The inherent variability of transaction volumes and activity levels can result in some variability of amounts reported as actual achieved Closed Sales. Consequently, an adjustment is made (either positive or negative) to the total recurring revenue closed sales amount that reflects changes to the actual products and services delivered to clients using trailing five years actual data as the starting point, normalized for outlying factors, if any, to enhance the accuracy of the allowance.

Compensation Adjusted Fee-Based Revenues are the Company’s total annual revenues, less distribution revenues that consist primarily of postage-related fees. In calculating achievement of this goal, pre-set adjustments were applied to exclude the impact of:

•	Foreign currency exchange gains and losses to the extent they vary from the Company’s operating plan

•	Acquisitions or divestitures closed during the fiscal year and not included in the operating plan

Compensation Adjusted EPS is defined as the Company’s GAAP EPS, as adjusted to exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, as further adjusted to exclude the impact of the items specified by the Compensation Committee. In scoring the achievement of fiscal years 2018 and 2019 performance-based RSUs, the Compensation Committee applied its pre-set adjustments to exclude the impact of:

•	The effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results

•	Litigation or claim judgments or settlements (for purposes of calculating fiscal year 2019 Compensation Adjusted EPS)

•
Any variance in the actual impact of the excess tax benefits arising from stock-based compensation on EPS in a fiscal year from the planned impact of $0.21 and $0.17 per share in fiscal year 2018 and fiscal year 2019, respectively

•	Reorganization and restructuring programs to the extent such programs resulted in aggregate net expenses in excess of $6 million

•	Acquisitions that closed during the fiscal years that were not included in the Company’s operating plan

•	Foreign currency exchange gains or losses to the extent they vary from the Company’s operating plan by more than $2 million

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2019 Proxy Statement and be incorporated by reference in the 2019 Form 10-K.

Compensation Committee of the Board of Directors

Alan J. Weber, Chair
Robert N. Duelks
Maura A. Markus

62     Broadridge 2019 Proxy Statement

Executive Compensation

Summary Compensation

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total
Timothy C. Gokey	2019	$776,250	$1,937,706	$2,208,262	$1,434,109	$879,184	$50,483	$7,285,994
President and CEO	2018	$633,450	$993,392	$1,031,792	$1,050,886	$411,543	$49,844	$4,170,907
	2017	$615,000	$776,407	$816,087	$968,218	$518,158	$45,547	$3,739,417
Richard J. Daly	2019	$855,580	$3,400,116	$3,254,294	$1,273,136	$1,476,870	$67,125	$10,327,121
Executive Chairman,	2018	$923,782	$3,056,698	$3,174,775	$1,926,004	$2,062,901	$72,335	$11,216,495
Former CEO	2017	$896,875	$2,235,249	$2,349,348	$1,792,134	$1,846,078	$46,479	$9,166,163
James M. Young	2019	$586,202	$947,096	$906,544	$615,934	—	$126,887	$3,182,663
Corporate Vice	2018	$560,023	$840,580	$873,060	$630,541	—	$127,327	$3,031,531
President and CFO	2017	$543,711	$541,124	$568,781	$565,488	—	$114,108	$2,333,212
Christopher J. Perry	2019	$616,025	$1,420,003	$413,755	$1,036,590	—	$174,819	$3,661,192
Corporate Senior	2018	$598,082	$356,560	$370,382	$1,129,137	—	$173,967	$2,628,128
Vice President,	2017	$580,662	$329,383	$346,207	$1,133,092	—	$158,174	$2,547,518
Global Sales, Marketing and Client Solutions
Robert Schifellite	2019	$607,807	$647,492	$619,692	$814,149	$1,253,252	$62,740	$4,005,132
Corporate Senior	2018	$580,662	$509,450	$529,114	$912,653	$597,405	$42,992	$3,172,276
Vice President,	2017	$557,917	$423,483	$445,135	$776,363	$817,837	$60,082	$3,080,817
ICS
Adam D. Amsterdam	2019	$490,065	$476,433	$456,048	$437,948	$589,313	$56,056	$2,505,863
Corporate Vice
President and
General Counsel
(1)	Reflects performance-based RSUs granted under the 2007 Omnibus Award Plan and the 2018 Omnibus Plan. Amounts in this column represent the aggregate grant date fair value of the RSUs computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See Note 13, “Stock-Based Compensation” to the 2019 Consolidated Financial Statements for the relevant assumptions used to determine the valuation of these awards. The amounts shown reflect the grant date fair value based upon the probable outcome of the performance conditions as of the grant date. The maximum value of the performance-based RSUs granted in fiscal year 2019 assuming achievement of the highest level of performance is: $2,906,559 (Mr. Gokey); $5,100,174 (Mr. Daly); $1,420,644 (Mr. Young); $648,432 (Mr. Perry); $971,238 (Mr. Schifellite); and $714,649 (Mr. Amsterdam). Mr. Gokey’s fiscal year 2019 amount also includes a one-time performance-based RSU award granted in connection with his promotion to the role of CEO. Mr. Perry’s fiscal year 2019 amount also includes a special time-based RSU award granted for retention purposes.
(2)	Reflects stock options granted under the 2018 Omnibus Plan. Amounts in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Please see Note 13, “Stock-Based Compensation” to the 2019 Consolidated Financial Statements for the relevant assumptions used to determine the valuation of these awards. The fair value of each option award is estimated on the date of grant using the binomial stock option valuation method.
(3)	Represents annual incentive cash compensation based on performance of the Named Executive Officers during the corresponding fiscal year, which was paid to the Named Executive Officers in the following fiscal year.
(4)	Represents changes in the actuarial present value of the Named Executive Officer’s benefit under the SORP. See “Pension Benefits” for a discussion of the SORP and development of the actuarial present value.
(5)	Please see the All Other Compensation table on page 64 of this Proxy Statement for additional information.

Broadridge 2019 Proxy Statement     63

Executive Compensation

All Other Compensation

Name	Year	Perquisites and other Personal Benefits(A)	Tax Reimbursements(B)	Company Contributions to Defined Contribution Plans(C)	Insurance Premiums(D)	Matching Charitable Contributions(E)	Total
Timothy C. Gokey	2019	$19,409	$1,250	$18,340	$1,484	$10,000	$50,483
	2018	$19,141	$1,250	$18,013	$1,440	$10,000	$49,844
	2017	$16,425	—	$17,685	$1,437	$10,000	$45,547
Richard J. Daly	2019	$24,643	$1,250	$26,740	$1,492	$13,000	$67,125
	2018	$34,330	$1,250	$26,263	$1,492	$9,000	$72,335
	2017	$16,924	$1,250	$25,785	$1,520	$1,000	$46,479
James M. Young	2019	$20,189	$1,250	$99,120	$1,328	$5,000	$126,887
	2018	$17,333	$1,250	$91,916	$1,328	$15,500	$127,327
	2017	$14,043	$1,250	$87,492	$1,323	$10,000	$114,108
Christopher J. Perry	2019	$20,980	$1,250	$141,176	$1,413	$10,000	$174,819
	2018	$20,070	$1,250	$141,262	$1,385	$10,000	$173,967
	2017	$18,810	$1,250	$126,731	$1,383	$10,000	$158,174
Robert Schifellite	2019	$21,249	$1,250	$28,840	$1,401	$10,000	$62,740
	2018	$3,309	—	$28,325	$1,358	$10,000	$42,992
	2017	$18,903	$1,250	$28,583	$1,346	$10,000	$60,082
Adam D. Amsterdam	2019	$20,089	$1,250	$23,501	$1,216	$10,000	$56,056
(A)	For all Named Executive Officers, other than Mr. Perry, represents actual costs to the Company of leasing automobiles used for personal travel, automobile insurance and other maintenance costs. For Mr. Perry, represents a car allowance paid by the Company. For Mr. Gokey (fiscal years 2018 and 2019), Mr. Daly, Mr. Young, Mr. Perry, Mr. Schifellite (fiscal years 2017 and 2019), and Mr. Amsterdam (fiscal year 2019), this also includes an amount paid by the Company on behalf of their spouses or significant others who accompanied them on business travel.
(B)	For Mr. Gokey (fiscal years 2018 and 2019), Mr. Daly, Mr. Young, Mr. Perry, and Mr. Schifellite (fiscal years 2017 and 2019), and Mr. Amsterdam (fiscal year 2019) represents reimbursement of taxes up to $1,250 on amounts paid by the Company on behalf of their spouses or significant others who accompanied them on business travel.
(C)	Represents contributions made by the Company to the ERSP and the 401(k) Plan.
(D)	Represents life insurance, accidental death and dismemberment and long-term disability premiums paid by the Company.
(E)	Represents Company-paid contributions made to qualified tax-exempt organizations under the Matching Gift Program. Amounts shown reflect total Company matching contributions in each fiscal year, and therefore may be greater than the calendar year maximum.

64     Broadridge 2019 Proxy Statement

Executive Compensation

Grants of Plan-Based Awards

The following table sets forth information with respect to all plan-based awards granted to our Named Executive Officers in fiscal year 2019. Please see the Outstanding Equity Awards at Fiscal Year-End table for the outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2019.

		Committee Award Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy C. Gokey			$612,500	$1,225,000	$2,450,000
	10/1/2018(4)	9/18/2018				5,035	10,070	15,105				$1,262,879
	11/8/2018(5)	11/8/2018				3,280	6,560	9,840				$674,827
	2/11/2019(6)	2/6/2019								99,831	$98.31	$2,208,262
Richard J. Daly			$543,750	$1,087,500	$2,175,000
	10/1/2018(4)	9/18/2018				13,556	27,112	40,668				$3,400,116
	2/11/2019(6)	2/6/2019								147,120	$98.31	$3,254,294
James M. Young			$265,902	$531,803	$1,063,606
	10/1/2018(4)	9/18/2018				3,776	7,552	11,328				$947,096
	2/11/2019(6)	2/6/2019								40,983	$98.31	$906,544
Christopher J. Perry			$433,321	$866,642	$1,733,284
	10/1/2018(4)	9/18/2018				1,723	3,447	5,170				$432,288
	2/11/2019(6)	2/6/2019								18,705	$98.31	$413,755
	2/11/2019(7)	2/6/2019							10,246			$987,714
Robert Schifellite			$352,285	$704,570	$1,409,140
	10/1/2018(4)	9/18/2018				2,581	5,163	7,744				$647,492
	2/11/2019(6)	2/6/2019								28,015	$98.31	$619,692
Adam D. Amsterdam			$197,594	$395,188	$790,376
	10/1/2018(4)	9/18/2018				1,899	3,799	5,698				$476,433
	2/11/2019(6)	2/6/2019								20,617	$98.31	$456,048
(1)	Amounts consist of the threshold, target and maximum annual cash incentive award levels. Amounts in the threshold awards column represent 50% of the target award which corresponds to the minimum performance level required for a payout of the award. Amounts in the maximum awards column represent 200% of the target award which corresponds to the maximum payout of the award. Actual amounts paid to the Named Executive Officers are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation table with respect to fiscal year 2019.
(2)	Amounts consist of the threshold, target and maximum performance-based RSU awards set in fiscal year 2019 under the 2007 Omnibus Award Plan and the 2018 Omnibus Plan. Amounts in the threshold awards column represent 50% of the target award which corresponds to the minimum performance level required for a payout of the award. Amounts in the maximum awards column represent 150% of the target award which corresponds to the maximum payout of the award.
(3)	These amounts are valued based on the aggregate grant date fair value of the award determined pursuant to FASB ASC Topic 718 and based on the probable outcome of the performance condition in the case of performance-based RSUs, excluding the effect of estimated forfeitures. See Note 13, “Stock-Based Compensation” to the 2019 Consolidated Financial Statements for a discussion of the relevant assumptions used in calculating these amounts.
(4)	Represents annual performance-based RSUs granted under the 2007 Omnibus Award Plan on October 1, 2018 that will vest and convert to Common Stock on April 1, 2021, provided that pre-set financial performance goals are met over the fiscal years 2019 and 2020 performance cycle. Named Executive Officers can earn from 0% to 150% of the stated RSU award amount in shares.
(5)	Represents special performance-based RSUs granted on November 8, 2018 under the 2018 Omnibus Plan in connection with his promotion to the role of CEO that will vest and convert to Common Stock on April 1, 2021, provided that pre-set financial performance goals are met over the fiscal years 2019 and 2020 performance cycle. Mr. Gokey can earn from 0% to 150% of the stated RSU award amount in shares.
(6)	Represents a stock option award granted under the 2018 Omnibus Plan on February 11, 2019, that will vest ratably over the next four years on the anniversary of the date of grant.
(7)	Represents special time-based RSUs granted under the 2018 Omnibus Plan on February 11, 2019 for retention purposes, that will vest in full on February 11, 2020.

Broadridge 2019 Proxy Statement     65

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2019.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Timothy C. Gokey	99,497	—	$24.25	2/9/2022(2)
	115,738	—	$22.27	2/11/2023(3)
	60,908	—	$36.97	2/10/2024(4)
	72,222	—	$50.95	2/9/2025(5)
	46,011	15,338	$51.95	2/8/2026(6)
	29,697	29,698	$67.32	2/10/2027(7)
	11,640	34,921	$93.88	2/12/2028(8)
	—	99,831	$98.31	2/11/2029(9)
					15,375	$1,963,080(10)
							15,105	$1,928,606(11)
							9,840	$1,256,371(12)
Richard J. Daly	52,084	—	$50.95	2/9/2025(5)
	46,560	46,560	$51.95	2/8/2026(6)
	85,493	85,493	$67.32	2/10/2027(7)
	35,816	107,450	$93.88	2/12/2028(8)
	—	147,120	$98.31	2/11/2029(9)
					47,311	$6,040,668(10)
							40,668	$5,192,490(11)
James M. Young	47,396	—	$50.95	2/9/2025(5)
	34,509	11,503	$51.95	2/8/2026(6)
	20,698	20,698	$67.32	2/10/2027(7)
	9,849	29,549	$93.88	2/12/2028(8)
	—	40,983	$98.31	2/11/2029(9)	13,010	$1,661,117(10)
							11,328	$1,446,359(11)
Christopher J. Perry	9,722	—	$50.95	2/9/2025(5)
	47,000	—	$50.95	2/9/2025(13)
	7,668	7,669	$51.95	2/8/2026(6)
	6,299	12,599	$67.32	2/10/2027(7)
	4,178	12,536	$93.88	2/12/2028(8)
	—	18,705	$98.31	2/11/2029(9)
					5,518	$704,538(10)
							5,170	$660,106(11)
					10,246	$1,308,209(14)
Robert Schifellite	38,759	—	$36.97	2/10/2024(4)
	43,611	—	$50.95	2/9/2025(5)
	27,936	9,312	$51.95	2/8/2026(6)
	16,198	16,199	$67.32	2/10/2027(7)
	5,969	17,908	$93.88	2/12/2028(8)
	—	28,015	$98.31	2/11/2029(9)
					7,885	$1,006,757(10)
							7,744	$988,754(11)
Adam D. Amsterdam	—	6,573	$51.95	2/8/2026(6)
	—	10,799	$67.32	2/10/2027(7)
	—	12,536	$93.88	2/12/2028(8)
	—	20,617	$98.31	2/11/2029(9)
					5,518	$704,538(10)
							5,698	$727,521(11)
(1)	Calculated using the closing price of our Common Stock on the last trading day of fiscal year 2019 of $127.68 per share.
(2)	Represents annual stock options granted on February 9, 2012. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(3)	Represents annual stock options granted on February 11, 2013. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

66     Broadridge 2019 Proxy Statement

Executive Compensation

(4)	Represents annual stock options granted on February 10, 2014. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(5)	Represents annual stock options granted on February 9, 2015. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(6)	Represents annual stock options granted on February 8, 2016. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(7)	Represents annual stock options granted on February 10, 2017. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(8)	Represents annual stock options granted on February 12, 2018. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(9)	Represents annual stock options granted on February 11, 2019. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(10)	Represents annual performance-based RSUs awarded on October 2, 2017. Based on achievement against pre-set financial performance goals over the fiscal years 2018 and 2019 performance cycle, 120% of target shares were earned. These RSU awards will vest and convert to Common Stock on April 1, 2020.
(11)	Represents annual performance-based RSUs awarded on October 1, 2018. This RSU award will vest and convert to Common Stock on April 1, 2021, provided that pre-set financial performance goals are met over the fiscal years 2019 and 2020 performance cycle. The Named Executive Officers can earn from 0% to 150% of their stated RSU award amount in shares. Due to above-target fiscal year 2019 performance, these amounts reflect estimated future payments at maximum achievement.
(12)	Represents special performance-based RSUs granted on November 8, 2018 under the 2018 Omnibus Plan in connection with his promotion to the role of CEO that will vest and convert to Broadridge shares on April 1, 2021, provided that pre-set financial performance goals are met over the fiscal years 2019 and 2020 performance cycle. Mr. Gokey can earn from 0% to 150% of the stated RSU award amount in shares.
(13)	Represents special stock options granted on February 9, 2015. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.
(14)	Represents special time-based RSUs granted under the 2018 Omnibus Plan on February 11, 2019 for retention purposes that will vest in full on February 11, 2020.

Option Exercises and Stock Vested

The following table provides information regarding the number of Broadridge stock options that were exercised by Named Executive Officers and the number of RSU awards that vested during fiscal year 2019, and the value realized from the exercise or vesting of such awards.

	Stock Options(1)		Stock Awards and Restricted Stock(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Timothy C. Gokey	—	—	15,692	$1,647,503
Richard J. Daly	249,369	$20,161,934	45,177	$4,743,133
James M. Young	37,197	$3,202,505	10,936	$1,148,171
Christopher J. Perry	—	—	6,657	$698,918
Robert Schifellite	45,018	$4,524,138	8,559	$898,609
Adam D. Amsterdam	21,707	$1,418,118	5,705	$598,968
(1)	The shares acquired on exercise represent shares of our Common Stock. The value realized upon the exercise of stock options equals the difference between the sale price of Common Stock on the date of exercise and the exercise price of the stock options.
(2)	RSUs convert to shares of Common Stock upon vesting. The value realized on vesting equals the number of RSUs multiplied by the closing price of Common Stock on the date of vesting.

Broadridge 2019 Proxy Statement     67

Executive Compensation

Pension Benefits

The following table sets forth for each Named Executive Officer certain information with respect to the SORP, which provides for pension benefits in connection with retirement. Mr. Young and Mr. Perry are not eligible to participate in this plan.

Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Timothy C. Gokey	8.0	$3,059,222	—
Richard J. Daly	24.0	$14,292,109	—
James M. Young	—	—	—
Christopher J. Perry	—	—	—
Robert Schifellite	18.0	$5,676,188	—
Adam D. Amsterdam	12.0	$2,458,150	—
(1)	SORP-credited service is defined as complete calendar years. Years of service recognized under the SORP for Mr. Daly and Mr. Schifellite include credit for their years of service under ADP’s SORP (as described in more detail below). For actuarial valuation purposes, credited service is attributed through the Statement of Financial Accounting Standards measurement date.
(2)	Service credit and actuarial values are calculated as of June 30, 2019, the pension plan’s measurement date for the last fiscal year. Actuarial values are based on the Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the Society of Actuaries (“SOA”) generational mortality improvement projection scale MP-2018. The method of valuation to determine the liabilities presented includes discounting the value of the respective benefits, based on service accrued through the measurement date and payable at age 65, for interest and mortality with mortality not applicable prior to the commencement of benefits. The present value amounts for the SORP include the impact of the years of service credited under the ADP Supplemental Officer Retirement Plan (the “ADP SORP”) and are also net of the ADP SORP offset (as described in more detail below).

The SORP is available to executive officers of the Company hired prior to January 1, 2014. Benefits under the SORP are not subject to any maximum benefit limitations under the Code. Although benefits under the SORP are generally payable out of the general assets of the Company, the Company has established a “rabbi trust,” which is intended to provide a source of funds to be contributed by the Company to assist the Company in meeting its liabilities under the SORP.

The SORP provides for a lifetime annuity retirement benefit payable annually at age 65 equal to the product of: (a) a participant’s final five-year average compensation; (b) a multiplier which equals two percent for every year of credited service up to 20 years, plus an additional one percent for every year of service in excess of 20 years; and (c) the applicable vesting percentage.

Years of Credited Service	Vesting Percentage
0-4	0%
5	50%
6	60%
7	70%
8	80%
9	90%
10	100%

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Executive Compensation

Compensation covered under the SORP includes base salary and annual cash incentive award (paid or deferred) and is not subject to the limitations under the Code. Equity compensation is not included in the calculation of the SORP benefit. Payments are also available in other forms of actuarial equivalent annuities.

Reduced benefits are available after age 60 using an early retirement reduction of five percent for each year the benefit commences earlier than age 65. If a participant with a vested benefit terminates employment with the Company prior to reaching age 60, payment of the benefit is delayed until the participant reaches age 60. In addition, the SORP provides: (i) a disability retirement benefit, generally calculated in the same manner as the retirement benefit, if a participant incurs a “disability” while employed by the Company; and (ii) if a participant dies, a spousal benefit equal to 50% of the benefit the participant would have been entitled to at death, provided the participant is at least 35 years old and the vested percentage is greater than zero.

Mr. Daly and Mr. Schifellite are also credited with the service they accrued under the ADP SORP as of the date Broadridge became an independent company from ADP, 13 and six years, respectively. While the net effect of this increases the accrued benefit they receive under the SORP, the benefits are offset by the amount of their vested, accrued benefits payable under the ADP SORP. The amounts of the offset will continue to be the obligations of ADP and are as follows: $223,770 for Mr. Daly and $25,916 for Mr. Schifellite.

Non-Qualified Deferred Compensation

The following table presents contribution, earnings and balance information under the ERSP for our Named Executive Officers for fiscal year 2019:

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at June 30, 2019 ($)(3)
Timothy C. Gokey	—	—	—	—	—
Richard J. Daly	—	—	—	—	—
James M. Young	$92,364	$84,319	$35,162	—	$846,707
Christopher J. Perry	$205,468	$128,064	$93,367	—	$1,746,689
Robert Schifellite	—	—	—	—	—
Adam D. Amsterdam	—	—	—	—	—
(1)	Represents the deferral of fiscal year 2019 salary and non-equity incentive compensation which is reported in the Summary Compensation table for fiscal year 2019.
(2)	Represents Company contributions to the ERSP reported in the All Other Compensation column of the Summary Compensation table for fiscal year 2019.
(3)	This total reflects the cumulative value of each participant’s deferrals, including the fiscal year 2019 non-equity incentive compensation deferrals of $61,593 for Mr. Young and $128,753 for Mr. Perry, Company contributions and investment experience. The total includes executive and Company contributions of $554,426 for Mr. Young and $1,111,338 for Mr. Perry that were previously reported in the Summary Compensation table as compensation for previous years.

The ERSP is a defined contribution restoration plan that mirrors the Company’s qualified 401(k) Plan. The purpose of the ERSP is to provide specified deferred compensation benefits to a select group of U.S.-based management or highly compensated employees. The ERSP allows for voluntary participant deferrals of base salary and/or bonus (as defined in the ERSP) and employer contributions above the Code’s qualified defined contribution compensation and deferral limitations. Participants in the SORP are eligible to defer their cash compensation under the ERSP but are not eligible for additional benefits such as Company contributions under the ERSP. Company contributions vest 50% after two years of service and 100% after three years of service.

Participants may designate one or more investments from among 23 externally managed mutual funds selected by the plan administrator and available for investment in participants’ accounts under the ERSP to serve as a notional basis for calculating earnings accruals on employee and Company contributions to the ERSP.

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Executive Compensation

The Company provides two types of contributions for eligible employees, as described below. In addition, the Company provides an additional Company contribution to executive officers who are not participants in the SORP (currently Mr. Young and Mr. Perry). Eligible employees generally must be employed on December 31st to receive the employer contributions for that plan year.

•	Restoration basic contribution: The Company provides a restoration basic contribution which varies from 1% to 6.25% of eligible salary and cash incentive compensation above the Code’s compensation limit based on the number of years of the eligible employee’s service. Eligible employees are not required to contribute to the ERSP in order to receive the Restoration basic contribution.
•	Restoration matching contribution: Participants who contribute the maximum contribution to the 401(k) Plan are eligible to receive a restoration matching contribution equal to $0.70 or $0.80 for every dollar deferred under the ERSP, up to 6% of eligible pay above the Code’s compensation limit based on the number of months of participation under the 401(k) Plan.
•	Additional Company contribution: Executive officers who are not participants in the SORP are eligible to receive an additional Company contribution of 3% of their base salary and cash incentive amounts.

Participants may elect to enroll in the ERSP each calendar year, but once their deferral elections are made they are irrevocable for the covered year. Participants elect to receive distributions (either as a lump sum or in annual installments) of their deferrals plus any subsequent interest or investment gains upon their retirement, or on a fixed future date at least three years in the future. ERSP participants who terminate employment with the Company prior to their elected fixed distribution date receive a lump sum distribution of all deferred amounts at least six months after the termination date.

Potential Payments upon a Termination or Change in Control

The Company does not have any employment agreements with its Named Executive Officers that require severance payments upon termination of their employment. The Company maintains the CIC Plan and Officer Severance Plan under which the Named Executive Officers may be eligible for severance payments upon termination of their employment.

The following tables and footnotes quantify the treatment of compensation and value of benefits that each Named Executive Officer would receive under the Company’s compensation program upon various scenarios for termination of employment.

The tables include the amounts that the Named Executive Officers would receive as of June 30, 2019 under the SORP and the Executive Retiree Health Insurance Plan upon retirement, which amounts would be payable on termination of employment. Compensation amounts deferred under the ERSP have been earned and therefore are retained by the Named Executive Officers upon termination. Amounts deferred under the ERSP are not included in the following tables because they are reported in the Non-Qualified Deferred Compensation table on page 69 of this Proxy Statement.

Change in Control Severance Plan and Enhancement Agreement

The CIC Plan

The Company maintains the CIC Plan for the payment of certain benefits to executive officers, including our Named Executive Officers, upon termination of employment from Broadridge following a change in control. This section reflects the provisions of the CIC Plan as in effect on June 30, 2019 and not the Amended CIC Plan approved in September 2019.

The CIC Plan provides for the following severance benefits upon a termination without “cause” or for “good reason” (as defined below) within two years after a change in control (as defined below):

•	Compensation: The Named Executive Officers will receive 150% of their “current total annual compensation” (generally defined as (i) (a) the higher of the two most recent calendar years’ base salary amounts, or (b) the highest rate of annual salary during the calendar year immediately prior to the year of termination, (ii) plus the average annual cash incentive earned in the last two completed calendar years).
•	Stock Option Vesting: 100% vesting of all unvested stock options.

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•	RSU Vesting: 100% vesting of all unvested time-based RSUs where vesting restrictions would have lapsed within two years of termination. In addition, any stock that a participant would have been entitled to receive had performance goals been achieved at target in the Company’s performance-based RSU programs will be granted to the participant.

The CIC Plan provides for the following severance benefits upon a termination of employment without cause or for good reason if the termination occurs between the second and third anniversary of a change in control:

•	Compensation: The executive officers will receive 100% of their “current total annual compensation” (as defined above).
•	Stock Option Vesting: 100% vesting of all unvested stock options that would have vested within one year after termination.
•	RSU Vesting: 100% vesting of all unvested time-based RSUs where vesting restrictions would have lapsed within one year of termination. In addition, in the case of performance-based RSUs for which the performance period has ended, all earned but unvested stock for which vesting restrictions would have lapsed within one year of termination, will vest.

In addition, the Company will reduce the severance payments and benefits to the extent specified in the CIC Plan to avoid the imposition of the excise tax under Section 4999 of the Code.

For purposes of the CIC Plan, a “change in control” generally means: (A) the acquisition of 35% or more of the total combined voting power of the Company’s then outstanding securities; (B) the merger, consolidation or other business combination of the Company, subject to certain exceptions; or (C) the sale of all or substantially all of the Company’s assets, subject to certain exceptions.

For purposes of the CIC Plan, “cause” generally means the occurrence of any of the following events after a change in control which is not cured within 15 days after a participant provides written notice thereof: (A) gross negligence or willful misconduct which is materially injurious to the Company monetarily or otherwise; (B) misappropriation or fraud with regard to the Company or its assets; or (C) conviction of, or the pleading of guilty or nolo contendere to, a felony involving the assets or business of the Company.

For purposes of the CIC Plan, “good reason” generally means the occurrence of any of the following events after a change in control which is not cured within 15 days after a participant provides written notice thereof: (A) material diminution in the value and importance of a participant’s position, duties, responsibilities or authority; (B) a reduction in a participant’s aggregate compensation or benefits; or (C) a failure of any successor or assign of the Company to assume in writing the obligations under the CIC Plan.

In the instance that an executive officer is due benefits or payments under both the Officer Severance Plan and the CIC Plan, such as in the event a termination without cause occurs within three years after a change in control, the executive officer would be eligible to receive the greater of the benefits and payments and the more favorable terms and conditions determined on an item-by-item basis. See below for the details on the Officer Severance Plan.

Mr. Daly’s Enhancement Agreement

Mr. Daly entered into an Enhancement Agreement with the Company at the time of the Company’s spin-off from ADP, pursuant to which he is entitled to receive on an item-by-item basis, the greater of the benefits and payments under the Enhancement Agreement and the CIC Plan. Under the Enhancement Agreement, if a change in control occurs and Mr. Daly’s employment is terminated by the Company without “cause” or he resigns for “good reason” within two years after the change in control, he will receive a termination payment equal to 200% of his current total annual compensation (as defined above), or 150% of his current total annual compensation if the termination occurs between the second and third anniversary of the change in control.

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Executive Compensation

Potential Change of Control Payments

The following table sets forth the payments which each of our Named Executive Officers would have received assuming that the employment of each Named Executive Officer was terminated by the Company on June 30, 2019 without “cause” or by the executive for “good reason” within two years following a change in control as well as between two and three years following a change in control.

Name / Form of Compensation	Within 2 Years after a Change in Control	Between 2 and 3 Years after a Change in Control
Timothy C. Gokey
Cash(1)	$3,110,893	$3,110,893
Accelerated Vesting of Equity Awards(2)	$11,152,883	$5,147,331
SORP(3)	$2,455,966	$2,455,966
Total	$16,719,742	$10,714,190
Richard J. Daly
Cash(1)	$5,668,138	$4,251,104
Accelerated Vesting of Equity Awards(2)	$26,141,399	$25,061,171
SORP(3)	$14,292,109	$14,292,109
Health Coverage(4)	$15,000	$15,000
Total	$46,116,646	$43,619,384
James M. Young
Cash(1)	$1,783,360	$1,477,135
Accelerated Vesting of Equity Awards(2)	$6,948,237	$3,790,730
Total	$8,731,597	$5,267,865
Christopher J. Perry
Cash(1)	$2,625,217	$1,944,654
Accelerated Vesting of Equity Awards(2)	$4,767,192	$3,252,313
Total	$7,392,409	$5,196,967
Robert Schifellite
Cash(1)	$2,185,767	$1,675,737
Accelerated Vesting of Equity Awards(2)	$4,777,029	$4,241,716
SORP(3)	$5,740,546	$5,740,546
Health Coverage(4)	$158,000	$158,000
Total	$12,861,342	$11,815,999
Adam D. Amsterdam
Cash(1)	$1,419,252	$1,180,005
Accelerated Vesting of Equity Awards(2)	$3,368,434	$1,820,818
SORP(3)	$2,467,828	$2,467,828
Health Coverage(4)	$216,000	$216,000
Total	$7,471,514	$5,684,651
(1)	Represents “current total annual compensation” as detailed above.
•	In the event of a termination of employment within two years following a change in control, base salaries and annual cash incentives are calculated based on the terms of the CIC Plan for all NEOs, except Mr. Gokey and Mr. Daly. The annual cash incentive is the multiple of the average annual cash incentive paid in 2017 and 2018 (the last two completed calendar years).
•	For Mr. Gokey, in the event of a termination of employment within two years following a change in control, he will receive base salary and annual cash incentive payments as per the terms of the Officer Severance Plan.
•	In the event of a termination of employment between two and three years following a change in control, for all NEOs except Mr. Daly, the base salary and annual cash incentive amounts are calculated based on the Officer Severance Plan, as that plan provides the greater benefit.

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•	For Mr. Daly, in the event of a termination of employment following a change in control, base salary and annual cash incentive are calculated as per the Enhancement Agreement.
(2)	Represents the aggregate value of all unvested stock options and performance-based RSUs vesting upon termination under the CIC Plan as detailed above for all NEOs, except Mr. Gokey, based on the closing price of our Common Stock on the last trading day of fiscal year 2019 of $127.68 per share.
•	If Mr. Gokey was to terminate between two to three years after a change in control, he would receive continued vesting of outstanding equity as per the Officer Severance Plan.
•	If Mr. Daly or Mr. Schifellite were to terminate between two to three years after a change in control, based on age, they would qualify for “retirement” treatment of their outstanding equity awards, which would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. In addition, Mr. Daly is eligible for full vesting of his performance-based RSU awards upon termination because he has reached age 65 based on his award agreements.
(3)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service over 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Amsterdam is 100% vested in his SORP benefits and Mr. Gokey is 80% vested in his SORP benefits, but based on their ages, they would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2019 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.76% discount rate.
(4)	Based on age and service, Mr. Daly, Mr. Schifellite, and Mr. Amsterdam are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouse reach age 65. Actuarial values are calculated as of June 30, 2019 (measurement date for the last fiscal year) and are based on Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.21% discount rate.

Officer Severance Plan

In the event of a termination without “cause” (as defined below) that is not covered under the CIC Plan, executive officers would be eligible to receive severance benefits under the Officer Severance Plan instead of the CIC Plan. Upon a qualifying termination under the Officer Severance Plan, the executive officers would be eligible to receive:

•	Continued payment of base salary of 24 months for the CEO and 18 months for the other Named Executive Officers
•	Payment of a cash incentive award for the fiscal year of termination on the normal payment date based on actual performance, pro-rated for the Named Executive Officers other than the CEO, who is eligible for a full year’s cash incentive award
•	Continued vesting during the severance period of equity awards granted after the effective date of the Officer Severance Plan, with proration of performance-based restricted stock and RSUs if the termination occurs prior to the end of the performance period

As a condition to receiving any severance payments under the Officer Severance Plan, executive officers will be required to enter into agreements that contain a general release of the Company and certain restrictive covenants, including non-competition provisions that will be in force during the severance period.

For purposes of the Officer Severance Plan, “cause” generally means: (A) conviction of, or pleading nolo contendere to, a felony; (B) willful misconduct resulting in material harm to the Company; (C) fraud, embezzlement, theft or dishonesty resulting in material harm to the Company; (D) continuing failure to perform duties after written notice; or (E) material breach of any confidentiality, non-solicitation and/or non-competition agreements.

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Executive Compensation

The following table sets forth the payments which each of our Named Executive Officers would have received assuming that the employment of each Named Executive Officer was terminated by the Company on June 30, 2019 without “cause.”

Name / Form of Compensation	Involuntary Termination without Cause
Timothy C. Gokey
Cash(1)	$3,110,893
Continued Vesting of Equity Awards(2)	$9,293,384
SORP(3)	$2,455,966
Total	$14,860,243
Richard J. Daly
Cash(1)	$2,333,140
Continued Vesting of Equity Awards(2)	$25,061,171
SORP(3)	$14,292,109
Health Coverage(4)	$15,000
Total	$41,701,420
James M. Young
Cash(1)	$1,477,135
Continued Vesting of Equity Awards(2)	$3,790,730
Total	$5,267,865
Christopher J. Perry
Cash(1)	$1,944,654
Continued Vesting of Equity Awards(2)	$3,252,313
Total	$5,196,967
Robert Schifellite
Cash(1)	$1,675,737
Continued Vesting of Equity Awards(2)	$4,241,716
SORP(3)	$5,740,546
Health Coverage(4)	$158,000
Total	$11,815,999
Adam D. Amsterdam
Cash(1)	$1,180,005
Continued Vesting of Equity Awards(2)	$1,820,818
SORP(3)	$2,467,828
Health Coverage(4)	$216,000
Total	$5,684,651
(1)	Represents base salary continuation for 24 months for Mr. Gokey or 18 months for other Named Executive Officers, and annual cash incentive award based on actual financial achievement for fiscal year 2019.
(2)	Represents the aggregate value of all unvested stock options and performance-based RSUs assuming performance at target that are eligible to vest upon termination under the Officer Severance Plan as detailed above, based on the closing price of our Common Stock on the last trading day of fiscal year 2019 of $127.68 per share. If Mr. Daly or Mr. Schifellite were to be involuntarily terminated, based on age, they would qualify for “retirement” treatment of their outstanding equity awards, which would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. In addition, Mr. Daly is eligible for full vesting of his performance-based RSU awards upon termination because he has reached age 65.
(3)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service over age 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Amsterdam is 100% vested in his SORP benefits and Mr. Gokey is 80% vested in his SORP benefits, but based on their ages, they would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2019 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.76% discount rate.
(4)	Based on age and service, Mr. Daly, Mr. Schifellite, and Mr. Amsterdam are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouses reach age 65. Actuarial values are calculated as of June 30, 2019 (measurement date for the last fiscal year) and are based on Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.21% discount rate.

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Payments upon Other Termination of Employment Scenarios

The following table sets forth the payments which each of our Named Executive Officers would have received under various other termination scenarios under arrangements in effect on June 30, 2019.

All equity grants are governed by equity agreements, which provide for accelerated or continued vesting of outstanding awards for other termination of employment scenarios.

In the case of Death or Permanent Disability, all unvested stock options vest in full and unvested performance-based RSUs vest at target if termination occurs prior to the end of the performance period and based on actual performance if termination occurs after the end of the performance period and prior to the vesting date.

In the case of a Voluntary Termination or Involuntary Termination with Cause, all unvested equity is forfeited.

In the case of Retirement, awards would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. Stock options continue to vest and are exercisable for a period of 36 months following a retirement. In the case of performance-based RSUs, if retirement occurs prior to the end of the performance period, the award will vest on the original vesting date based on actual performance pro-rated for the period worked during the performance period, and if retirement occurs after the end of the performance period, the award will vest on the original vesting date based on actual performance for the entire performance period.

Name / Form of Compensation	Death	Disability	Voluntary Termination or Involuntary Termination with Cause		Retirement
Timothy C. Gokey
Vesting of Equity Awards(1)	$10,825,767	$10,825,767	—		—
SORP(2)	$1,227,983	$4,592,228	$2,455,966		$2,455,966
Total	$12,053,750	$15,417,995	$2,455,966		$2,455,966
Richard J. Daly
Vesting of Equity Awards(1)	$25,134,643	$25,134,643	—	(4)	$25,061,171
SORP(2)	$7,146,054	$14,292,109	$14,292,109		$14,292,109
Health Coverage(3)	—	$15,000	$15,000		$15,000
Total	$32,280,697	$39,441,752	$14,307,109		$39,368,280
James M. Young
Vesting of Equity Awards(1)	$6,707,687	$6,707,687	—		—
Total	$6,707,687	$6,707,687	—		—
Christopher J. Perry
Vesting of Equity Awards(1)	$4,649,854	$4,649,854	—		—
Total	$4,649,854	$4,649,854	—		—
Robert Schifellite
Vesting of Equity Awards(1)	$4,609,257	$4,609,257	—		$4,241,716
SORP(2)	$2,870,273	$7,289,583	$5,740,546		$5,740,546
Health Coverage(3)	—	$158,000	$158,000		$158,000
Total	$7,479,530	$12,056,840	$5,898,546		$10,140,262
Adam D. Amsterdam
Vesting of Equity Awards(1)	$3,251,096	$3,251,096	—		—
SORP(2)	$1,233,914	$3,559,963	$2,467,828		$2,467,828
Health Coverage(3)	—	$216,000	$216,000		$216,000
Total	$4,485,010	$7,027,059	$2,683,828		$2,683,828
(1)	Represents the aggregate value of all unvested stock options and performance-based RSUs with accelerated vesting upon termination based on the closing price of our Common Stock on the last trading day of fiscal year 2019 of $127.68 per share.

For a termination due to Retirement:

•	Mr. Daly is eligible for retirement treatment of all of his outstanding awards because he is over age 65. Accordingly, Mr. Daly’s performance-based RSU awards granted in 2017 and 2018 will vest in full regardless of termination reason (unless for cause) as per the terms of the award agreements.

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•	Mr. Schifellite would not qualify for retirement treatment of his awards if he were to voluntarily terminate employment or if the Company terminated his employment with “cause,” but he would qualify for retirement treatment on his awards if the Company involuntarily terminated his employment without “cause.”
•	Mr. Gokey, Mr. Young, Mr. Perry and Mr. Amsterdam are not eligible for retirement treatment of their equity awards due to their ages.
(2)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service over age 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Amsterdam is 100% vested in his SORP benefits and Mr. Gokey is 80% vested in his SORP benefits, but based on their ages, they would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2019 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.76% discount rate.
(3)	Based on age and service, Mr. Daly, Mr. Schifellite, and Mr. Amsterdam are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouses reach age 65. Actuarial values are calculated as of June 30, 2019 (measurement date for the last fiscal year) and are based on Mercer modified RP-2014 retiree white collar tables, adjusted to remove post-2007 projection factors with the SOA generational mortality improvement projection scale MP-2018, and a 3.21% discount rate.
(4)	For Mr. Daly, due to his age a voluntary termination would be considered a “retirement” for purposes of his equity awards. Please see the retirement column for treatment of his equity awards.

CEO Pay Ratio

In accordance with SEC rules, we are providing the following information about the relationship between the annual total compensation of our median compensated employee and the annual total compensation of our CEO. We utilized Mr. Gokey’s CEO compensation for purposes of this analysis because he was our CEO on the date on which the median employee was selected. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

•	The 2019 annual total compensation of Mr. Gokey was $7,399,052, which was determined by annualizing Mr. Gokey’s base salary to reflect a full year at his CEO base salary of $875,000, and we added the Company’s cost of benefits for Mr. Gokey.
•	The 2019 annual total compensation of our median compensated employee was $69,912 including the Company’s cost of benefits for the median employee.
•	Accordingly, the ratio of Mr. Gokey’s annual total compensation to the annual total compensation of our median compensated employee for fiscal year 2019 was 105.8 to 1.

The pay ratio was calculated in a manner consistent with Item 402(u) of SEC Regulation S-K and is based upon our reasonable judgment and assumptions.

Calculating the CEO Pay Ratio

Determining our Global Employee Population

To calculate this pay ratio, we determined our median compensated employee by collecting compensation data for all 11,317 Broadridge employees, excluding employees in countries that, in the aggregate, comprise less than five percent of our global employee population (considered “de minimis” under SEC rules).

•	Applying the de minimis exemption, we excluded a total of 466 employees in the following jurisdictions, which constituted all of our employees in each referenced jurisdiction: Australia (25), Belgium (1), Czech Republic (22), France (1), Germany (40), Hong Kong (26), Ireland (75), Israel (19), Japan (49), The Netherlands (6), Poland (28), Russia (134), Singapore (38) and South Africa (2).
•	We also excluded from this population independent contractors and temporary workers who are paid through a third party.

In total, we collected compensation data for employees in four countries, comprising over 95% of our global employee population. These four countries are: the U.S., Canada, United Kingdom, and India. Our calculation was comprised of a population of 10,851 globally (after excluding the 466 non-U.S. employees described above), of which 6,487 were in the U.S. and 4,364 were located outside the U.S.

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Determining the Median Compensated Employee

To identify our median compensated employee, we used total cash compensation and employer cost for health benefits as our compensation measure, which, for these purposes, included base salary, cash incentive payments, cash commissions and other similar payments, as well as the estimated employer cost for health benefits for those participating in our benefit programs. We determined the median compensated employee from our active, global employee population as described above as of April 30, 2019, using total cash compensation earned and paid from May 1, 2018 through April 30, 2019. We annualized total cash compensation for permanent employees hired during the period and did not make any cost-of-living adjustments. In addition, we used the estimated employer health benefits cost for the month of April 2019 and annualized for all participating employees. Any compensation paid in a foreign currency was converted to U.S. Dollars using a 12-month average through April 30, 2019.

Our “median compensated employee” is an individual who earned total cash compensation and health benefits at the midpoint, that is, the point at which half of the global employee population earned more total cash compensation and benefits and half of the global employee population earned less total cash compensation and health benefits.

Calculating the Pay Ratio

After identifying the median compensated employee, we calculated the annual total compensation for this employee and Mr. Gokey in the same manner as the “Total” compensation shown for our CEO in the Summary Compensation table on page 63 of this Proxy Statement and included the Company’s cost of benefits for each one because both participated in the benefit plans in fiscal year 2019. For purposes of calculating the pay ratio, we annualized Mr. Gokey’s base salary to reflect a full year as CEO.

Equity Compensation Plan Information

The following table sets forth certain information related to the Company’s equity compensation plans as of June 30, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	4,201,614	(2)(3)	$63.85	9,255,930	(4)
Equity compensation plans not approved by security holders	—		—	—
Total	4,201,614		$63.85	9,255,930
(1)	The 2018 Omnibus Plan.
(2)	This amount consists of stock options which have an average remaining term as of June 30, 2019 of 6.62 years. This amount does not include 819,299 time-based RSUs and 325,777 performance-based RSUs.
(3)	Includes 2,433,913 shares which were rolled over from the Company’s 2007 Omnibus Award Plan into the 2018 Omnibus Plan.
(4)	These shares can be issued as stock options, stock appreciation rights, restricted stock, RSUs and performance share or stock bonus awards under the 2018 Omnibus Plan.

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Report of the Audit Committee

The Audit Committee reports as follows:

The Company’s management has the primary responsibility for the Company’s financial statements and the reporting process, including disclosure controls and the system of internal control over financial reporting. The Audit Committee, in its oversight role has:

•	Reviewed and discussed the annual audited financial statements as of and for the fiscal year ended June 30, 2019 with management;
•	Discussed with the Company’s internal auditors and independent registered public accountants the overall scope of, and plans for, their respective audits and has met with the internal auditors and independent registered public accountants, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented;
•	Received from the independent registered public accountants written disclosures and the letter regarding the independence of the independent registered public accountants required by the PCAOB, and has discussed with the independent registered accountants their independence from the Company and its management;
•	An established charter outlining the practices it follows. The Audit Committee’s charter is available on the Company’s Investor Relations website at www.broadridge-ir.com under the heading “Corporate Governance;” and
•	Procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accountants. The Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee Chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accountants are required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table on page 79 of this Proxy Statement were authorized and approved by the Audit Committee in compliance with the pre-approval procedures described herein.

Based on the Audit Committee’s review and discussions with management and the Company’s independent registered public accountants as described in this report, the Audit Committee recommended to the Board of Directors that the audited Consolidated Financial Statements as of and for the fiscal year ended June 30, 2019, be included in the 2019 Form 10-K.

Audit Committee of the Board of Directors

Pamela L. Carter, Chair
Robert N. Duelks
Brett A. Keller
Stuart R. Levine
Maura A. Markus
Thomas J. Perna
Alan J. Weber

78     Broadridge 2019 Proxy Statement

Proposal 3 — Ratification of Appointment of Independent Registered
Public Accountants

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accountants for the Company and its subsidiaries for the fiscal year ending June 30, 2020. In determining whether to reappoint Deloitte & Touche LLP as the independent registered public accountants for the upcoming fiscal year, the Audit Committee considered several factors including:

•	The performance of Deloitte & Touche LLP as the Company’s independent auditors since its retention when Broadridge became an independent public company in 2007, including the extent and quality of Deloitte and Touche LLP’s communications with the Audit Committee, and feedback from management regarding Deloitte and Touche LLP’s overall performance;
•	Deloitte & Touche LLP’s independence with respect to the services to be performed;
•	Deloitte & Touche LLP’s general reputation for adherence to professional auditing standards;
•	Deloitte & Touche LLP’s knowledge and expertise in handling the complexity of Broadridge’s global operations within its industry; and
•	Deloitte and Touche LLP’s tenure as the independent registered public accountants for the Company and its subsidiaries which has contributed to higher audit quality due to the auditor’s deep understanding of Broadridge’s business, accounting policies and practices, and internal control over financial reporting.

The Audit Committee also confirms compliance with the partner rotation rules applicable to independent registered public accountants.

Fees for Services Provided by Independent Registered Public Accountants

Set forth below are the fees paid by the Company to its independent registered public accountants, Deloitte & Touche LLP, for the fiscal periods indicated. The Audit Committee believes that these expenditures are compatible with maintaining the independence of the Company’s registered public accountants. The Audit Committee pre-approved all such audit and non-audit services performed by our independent registered public accountants during the fiscal years ended June 30, 2019 and 2018.

	Fiscal Years ended June 30,
Type of Fees ($ in thousands)	2019	2018
Audit Fees(1)	$4,582	$4,771
Audit-Related Fees(2)	4,429	4,187
Tax Fees(3)	352	671
All Other Fees(4)	—	—
Total Fees(5)	$9,362	$9,629
(1)	Audit Fees include professional services and expenses with respect to the audit of the 2019 Consolidated Financial Statements as well as the audit of the Company’s internal control over financial reporting, the reviews of financial statements included in its quarterly reports on Form 10-Q, and services in connection with statutory and regulatory filings (including those statutory audits performed on the Company’s operations located outside of the U.S.).
(2)	Audit-Related Fees include professional services performed for our clients’ benefit on the design and/or effectiveness of the Company’s internal controls relative to the services the Company performs for its clients, and reviews of compliance with performance criteria established by the Company for the services the Company performs for its clients.
(3)	Tax Fees include general tax services such as consulting on various tax projects or tax audits, preparing certain tax analyses and information reports included in various income tax return filings as well as filing with both the U.S. and Canadian tax authorities the intercompany cross border documentation requirements as part of the U.S. and Canada advance pricing agreement.
(4)	All Other Fees include any fees not included in the Audit, Audit-Related, or Tax Fees categories.
(5)	Amounts may not sum due to rounding.

Broadridge 2019 Proxy Statement     79

Proposal 3 — Ratification of Appointment of Independent Registered
Public Accountants

The Audit Committee believes that the continued retention of Deloitte & Touche LLP as our independent registered public accountants is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of Deloitte and Touche LLP as our independent registered public accountants for the fiscal year ended 2020. Stockholder ratification is not required by the By-laws or otherwise, but as a matter of good corporate governance practice, the Board has decided to ascertain the position of our stockholders on the appointment at the Annual Meeting. If our stockholders fail to ratify the selection, the Audit Committee may reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and our stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the 2019 Annual Meeting, with an opportunity to make a statement should they choose to do so, and to be available to respond to questions, as appropriate.

Required Vote

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants will require the affirmative vote of a majority of the votes cast at the 2019 Annual Meeting, in person or by proxy, and entitled to vote, provided that a quorum is present. Abstentions will be included in determining whether a quorum is present. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers have discretionary voting power with respect to this proposal.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote “FOR” the Proposal to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants to Audit the Company’s Consolidated Financial Statements for the Fiscal Year Ending June 30, 2020

80     Broadridge 2019 Proxy Statement

Submission of Stockholder Proposals and Director Nominations

Proposals to be Included in 2020 Proxy Statement

Any stockholder who desires to have a proposal considered for presentation at the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) and included in the proxy statement and form of proxy used in connection with our 2020 Annual Meeting, must submit the proposal in writing to our Secretary so that it is received no later than June 4, 2020. The proposal must also comply with the requirements of Rule 14a-8 under the Exchange Act.

Proxy Access Nominations to be Included in 2020 Proxy Statement

Any stockholder (or group of up to 50 stockholders) meeting the Company’s continuous ownership requirements of three percent or more of the outstanding shares of Common Stock for at least three years who wishes to nominate a candidate or candidates for election in connection with our 2020 Annual Meeting and require the Company to include such nominees in the proxy statement and form of proxy, must submit such nomination and request no earlier than June 17, 2020 and no later than July 17, 2020.

However, if we do not hold our 2020 Annual Meeting between October 15, 2020 and December 14, 2020, or if we do not hold our 2019 Annual Meeting, notice of any director nomination must be delivered (i) not earlier than 130 days and not later than 90 days prior to our 2020 Annual Meeting, or (ii) no later than 10 days after the date we provide notice of the 2020 Annual Meeting to stockholders by mail or announce it publicly.

Nominations or Proposals Not Included in 2020 Proxy Statement

If a stockholder seeks to nominate a candidate for election or to propose business for consideration at our 2020 Annual Meeting but not have it included in our proxy statement for the 2020 Annual Meeting, we must receive notice of the proposal or director nomination no earlier than June 17, 2020 and no later than July 17, 2020.

However, if we do not hold our 2020 Annual Meeting between October 15, 2020 and December 14, 2020, or if we do not hold our 2020 Annual Meeting, notice of any proposal or director nomination must be delivered (i) not earlier than 130 days and not later than 90 days prior to our 2019 Annual Meeting, or (ii) no later than 10 days after the date we provide notice of the 2019 Annual Meeting to stockholders by mail or announce it publicly.

If we hold a special meeting of stockholders to elect directors, we must receive a stockholder’s notice of intention to introduce a nomination not less than the later of (i) 90 days nor more than 130 days prior to the special meeting, or (ii) 10 days after the date we provide notice of the special meeting to stockholders or announce it publicly.

Our By-laws contain provisions on the process by which a stockholder may nominate a director candidate, including the information required to be included in the notice of proposed nomination. If the notice is not received between these dates and does not satisfy the additional notice requirements, the notice will be considered untimely and will not be acted upon at our 2020 Annual Meeting.

Proxies solicited by the Board of Directors for the 2020 Annual Meeting may give discretionary authority to vote on any untimely stockholder proposal or director nomination without express direction from stockholders giving such proxies.

Proposals, nominations and notices should be directed to the attention of the Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042.

Broadridge 2019 Proxy Statement     81

About the Annual Meeting and These Proxy Materials

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

Proposal 1	Election of 10 nominees to the Board of Directors to serve until the 2020 Annual Meeting and until their successors are duly elected and qualified	Page 11

Proposal 2	Advisory vote to approve the compensation of our Named Executive Officers	Page 38

Proposal 3	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2020	Page 79

Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

We do not expect any other items of business to be brought before the Annual Meeting because the deadlines for stockholder proposals and director nominations have already passed. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to the persons named on the proxy card to vote your shares with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote the proxy in accordance with their best judgment.

When will the Annual Meeting take place?

The 2019 Annual Meeting will take place on Thursday, November 14, 2019, at 9:00 a.m. Eastern Time.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. You will be able to attend online, vote, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19.

Why a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.

What if I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the meeting, please call toll free: 1-855-449-0991, or if calling internationally, please call: 1-720-378-5962.

Who may vote at the Annual Meeting?

Holders of our Common Stock at the close of business on September 19, 2019 (the “Record Date”) may vote at the Annual Meeting. We refer to the holders of our Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date.

Stockholders at the close of business on the Record Date may examine a list of all stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days preceding the Annual Meeting, at our offices at 5 Dakota Drive, Lake Success, New York 11042 and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/BR19 when you enter the Control Number we have provided to you. Dissenters’ rights are not applicable to any of the matters being voted upon at the 2019 Annual Meeting.

82     Broadridge 2019 Proxy Statement

About the Annual Meeting and These Proxy Materials

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record or registered stockholder if, at the close of business on the Record Date, your shares were registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our transfer agent.

Beneficial Owner. You are a beneficial owner, if at the close of business on the Record Date, your shares were held by a brokerage firm, by a bank or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, your broker, bank or nominee will be able to vote your shares with respect to some of the proposals in this Proxy Statement, but not all. Please see the section entitled “What if I submit a proxy, but do not specify how my shares are to be voted?” for additional information.

What do I need to do to attend the virtual Annual Meeting?

Broadridge will be hosting the Annual Meeting online. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19
•	We encourage you to access the Annual Meeting online prior to its start time
•	The Annual Meeting starts at 9:00 a.m. Eastern Time
•	Stockholders may vote electronically and submit questions online while attending the Annual Meeting
•	Please have the Control Number we have provided to you to join the Annual Meeting
•	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/BR19
•	Questions regarding how to attend and participate in the Annual Meeting will be answered by calling 1-855-449-0991 on the day of the Annual Meeting
•	A replay of the Annual Meeting will be available on our website through November 13, 2020

If I am unable to attend the virtual Annual Meeting, can I listen to the Annual Meeting by telephone?

Yes. Stockholders unable to access the Annual Meeting online will be able to call 1-877-328-2502 and listen to the Annual Meeting if they provide their Control Number. Although stockholders accessing the Annual Meeting by telephone will be able to listen to the Annual Meeting and may ask questions during the Annual Meeting, you will not be considered present at the Annual Meeting and will not be able to vote unless you also attend the Annual Meeting online.

Why did I receive a Notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of printed proxy materials?

Under rules adopted by the SEC, we are making this Proxy Statement available to our stockholders primarily through the Internet (“Notice and Access”). On or about October 2, 2019, we will mail the Notice regarding the Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders of our Common Stock at the close of business on the Record Date, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability contains instructions on how to access an electronic copy of our proxy materials, including this 2019 Proxy Statement and our 2019 Annual Report to Stockholders. The Notice of Internet Availability also contains instructions on how to request a paper copy of the proxy materials. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

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About the Annual Meeting and These Proxy Materials

Can I vote my shares by filling out and returning the Notice regarding the Internet Availability of Proxy Materials?

No. The Notice of Internet Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and returning it. The Notice of Internet Availability provides instructions on how to cast your vote. For additional information, please see the section entitled “How do I vote my shares and what are the voting deadlines?”

Why didn’t I receive a Notice of Internet Availability in the mail regarding the Internet Availability of the Proxy Materials?

We are providing some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice of Internet Availability. In addition, we are providing the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Can I choose to receive future proxy materials by e-mail?

Yes. If you receive your proxy materials by mail, we encourage you to elect to receive future copies of proxy statements and annual reports by e-mail. To enroll in the online program, go to https://enroll.icsdelivery.com/BR and follow the enrollment instructions that apply depending on whether you are a stockholder of record (or registered stockholder) or beneficial owner of Common Stock. Upon completion of enrollment, you will receive an e-mail confirming the election to use the electronic delivery services. The enrollment in the online program will remain in effect for as long as your account is active or until enrollment is cancelled. Enrolling to receive proxy materials online will save Broadridge the cost of printing and mailing documents, as well as help preserve our natural resources.

How do I vote my shares and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

•	By Internet Before the Meeting Date: Go to www.proxyvote.com/BR and vote until 11:59 p.m. Eastern Time on November 13, 2019. Have your proxy card in hand when you access the website and follow the instructions on the website.
•	By Telephone: Call 1-800-690-6903 to vote by telephone until 11:59 p.m. Eastern Time on November 13, 2019. Have your proxy card in hand when you call and then follow the instructions.
•	By Mail: If you received paper copies in the mail of the proxy materials and proxy card, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
•	By Internet During the Annual Meeting: You may attend the Annual Meeting on Thursday, November 14, 2019, at 9:00 a.m. Eastern Time by visiting www.virtualshareholdermeeting.com/BR19 and you can vote during the Annual Meeting using the Control Number we have provided to you.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote by Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability or voting instructions from the broker, bank or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availablity or the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your shares. Notice and Access delivery of the proxy materials, and Internet and/or telephone voting, also will be offered to stockholders owning shares through most banks and brokers.

You may also attend the Annual Meeting on Thursday, November 14, 2019, at 9:00 a.m. Eastern Time by visiting www.virtualshareholdermeeting.com/BR19 and vote during the Annual Meeting.

84     Broadridge 2019 Proxy Statement

About the Annual Meeting and These Proxy Materials

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your vote at any time before the final vote at the Annual Meeting by:

•	Signing and returning a new proxy card with a later date
•	Submitting a later-dated vote by telephone or Internet at www.proxyvote.com/BR, because only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on November 13, 2019 will be counted
•	Delivering a timely written revocation to our Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042, before the Annual Meeting
•	Attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19 and vote again

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow its instructions for changing your vote. Alternatively, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR19 and vote again.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by telephone or mail, or through the Internet before or during the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or nominee may exercise its discretion to vote on some proposals at the Annual Meeting, but not all. Under the rules of the NYSE, your broker, bank or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 2. However, your broker, bank or nominee does have discretion to vote your shares on routine matters such as Proposal 3.

What if I submit a proxy, but do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy card, but you do not provide voting instructions on the card, your shares will be voted:

•	For the election of the 10 directors nominated by our Board of Directors and named in this Proxy Statement
•	For the approval, on an advisory basis, of the compensation of our Named Executive Officers (the Say on Pay Vote)
•	For the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2020
•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker, bank or nominee will determine if it has the discretionary authority to vote on your behalf. Under the NYSE’s rules, brokers and nominees have the discretion to vote on routine matters such as Proposal 3, but do not have discretion to vote on non-routine matters such as Proposals 1 and 2. Therefore, if you do not provide voting instructions to your broker, bank or nominee, your broker, bank or nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

Broadridge 2019 Proxy Statement     85

About the Annual Meeting and These Proxy Materials

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted as votes cast at the Annual Meeting. Therefore, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date is represented at the Annual Meeting either in person or by proxy. On September 19, 2019, there were 114,452,500 shares of Common Stock outstanding and entitled to vote (excluding 40,008,627 treasury shares not entitled to vote).

Your shares will be counted towards the quorum if you vote by mail, by telephone, or through the Internet either before or during the Annual Meeting. Abstentions and broker non-votes also will count towards the quorum requirement. If a quorum is not met, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

Can I confirm that my vote was cast in accordance with my instructions?

Stockholders of Record. Our stockholders have the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation is consistent with our commitment to sound corporate governance standards and an important means to increase transparency. Vote confirmation is available 24 hours after your vote is received beginning on October 30, 2019, with the final vote tabulation available through January 14, 2020. You may confirm your vote whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com/BR using the Control Number we have provided to you and receive confirmation on how your vote was cast.

Beneficial Owners. If you hold your shares through a brokerage account, bank or other nominee, the ability to confirm your vote may be affected by the rules of your bank, broker or nominee and the confirmation will not confirm whether your bank, broker or nominee allocated the correct number of shares to you.

What is householding?

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Common Stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a stockholder of record and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095, and we will cease householding all such documents within 30 days.

If you are a beneficial owner, information regarding householding of proxy materials should have been forwarded to you by your bank, broker or nominee.

However, please note that if you want to receive a paper proxy card or vote instruction form or other proxy materials for purposes of the 2019 Annual Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you.

Who will count the votes?

We have retained independent inspectors of election who will count the shares voted including shares voted during the Annual Meeting and will certify the election results.

86     Broadridge 2019 Proxy Statement

About the Annual Meeting and These Proxy Materials

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.

Who is paying for the costs of this proxy solicitation?

Your proxy is being solicited by and on behalf of the Board of Directors. The expense of preparing, printing and providing this proxy solicitation will be borne by the Company. The Company may retain D.F. King & Co. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000 plus reimbursement of reasonable out-of-pocket expenses. Also, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation. In accordance with the regulations of the SEC, banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

Copies of the proxy materials will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Broadridge 2019 Proxy Statement     87

Broadridge

BROADRIDGE FINANCIAL SOLUTIONS, INC.
5 DAKOTA DRIVE, LAKE SUCCESS, NY 11042
+1 516 472 5400

BROADRIDGE.COM

© 2019 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

FSC www.fsc.org MIX Paper from responsible sources FSC® C103573

Broadridge®

*BROADRIDGE FINANCIAL SOLUTIONS, INC.*
*C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.*
*P.O. BOX 1342*
*BRENTWOOD, NY 11717*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE- www.proxyvote.com/BR or scan the QR code above**
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

**VOTE CONFIRMATION**
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on Thursday, November 14, 2019, via the ProxyVote Confirmation link at **www.proxyvote.com/BR** by entering the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX and following the instructions on the website. Vote Confirmation is available 24 hours after your vote is received beginning October 30, 2019, with the final vote tabulation available through January 14, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85069-P28501 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**BROADRIDGE FINANCIAL SOLUTIONS, INC.**

(1) **Election of ten nominees for membership on the Company's Board of Directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified**

| ***Nominees:*** | For | Against | Abstain |
|---|---|---|---|
| 1a. Leslie A. Brun | ☐ | ☐ | ☐ |
| 1b. Pamela L. Carter | ☐ | ☐ | ☐ |
| 1c. Richard J. Daly | ☐ | ☐ | ☐ |
| 1d. Robert N. Duelks | ☐ | ☐ | ☐ |
| 1e. Timothy C. Gokey | ☐ | ☐ | ☐ |
| 1f. Brett A. Keller | ☐ | ☐ | ☐ |
| 1g. Maura A. Markus | ☐ | ☐ | ☐ |
| 1h. Thomas J. Perna | ☐ | ☐ | ☐ |
| 1i. Alan J. Weber | ☐ | ☐ | ☐ |
| 1j. Amit K. Zavery | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

October 2, 2019

Dear Stockholder:

It is important that your shares are voted. Please specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by the Internet or telephone, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendation of the Company's Board of Directors.

We will discuss the business of the Company during the meeting. I welcome your comments and suggestions and we will provide time during the meeting for questions submitted by stockholders via the Internet. I am very much looking forward to our 2019 Annual Meeting of Stockholders.

Sincerely,

Timothy C. Gokey
*President and Chief Executive Officer*

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting**
The Notice and Proxy Statement and 2019 Annual Report are available at **www.proxyvote.com/BR**.

E85070-P28501

**Broadridge**®

***Proxy***

**This proxy is solicited on behalf of the Board of Directors**

**Properly executed proxies received by the day before the meeting date will be voted as marked and, if not marked, will be voted FOR the election of the nominees listed in the accompanying Proxy Statement, FOR proposals (2) and (3), and as determined by the appointed attorneys or proxies with respect to other matters that may properly come before the meeting.**

The undersigned hereby appoints Timothy C. Gokey and Adam D. Amsterdam, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2019 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., to be held via the Internet at **www.virtualshareholdermeeting.com/BR19** on Thursday, November 14, 2019, at 9:00 A.M. Eastern Time, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

If shares of Broadridge Financial Solutions, Inc. common stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Broadridge Financial Solutions, Inc. common stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

**Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.**